UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197
(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2019

Portfolio Review	1

Portfolio of Investments	22

Financial Statements	40

Notes to Financial Statements	52

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The 12-month period ending September 30, 2019 was challenging for domestic small cap equities. The worst market conditions came in the fourth quarter of 2018, as stocks sold off dramatically. On a market cap basis, large cap stocks outperformed, as measured by the Russell indices.

Small cap value managers generally fared better than their growth peers, as the Russell 2000® Growth Index was down close to 10% during the 12-month period, compared to the Russell 2000® Value Index’s 8.24% decline. Most sectors in the benchmark, the Russell 2000® Growth Index, posted negative returns, with energy being a particularly noteworthy underperformer. The utility sector, however, was an outlier to the upside, posting returns close to 27%.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned -6.88% at net asset value. The Fund held up better than its benchmark, the Russell 2000® Growth Index, which returned -9.63%.

Explanation of Fund Performance

Among contributors to overall return, stock selection in the financials and communication services sectors, along with an overweight position in the information technology sector, drove the Fund’s outperformance. By contrast, underweight positioning in the real estate and utilities sectors, which outperformed the benchmark, and an overweight position to the energy sector, which underperformed the benchmark, hurt relative performance.

Among individual stocks, the Fund’s top contributors to performance were insurance company Kinsale Capital Group Inc., Goosehead Insurance Inc. and medical device producer Insulet Corp. Kinsale Capital was the Fund’s top performing stock. Kinsale is the only publicly traded property and casualty insurance company focused on the excess and surplus market, and results were strong during the year due to premium growth as the competitive environment became more favorable. Goosehead Insurance reported strong results driven by growth in its franchise and corporate business segments, while better than expected commissions helped to boost results. Insulet reported strong results during the

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year, with healthy international sales after working through inventory issues in the previous quarter. Margins were strong, and US new patient starts were at an all-time high. Insulet also began distributing into a new channel (pharmacy) which expanded its market reach and ease of access for patients.

Conversely, optical retailer National Vision Holdings Inc., cloud-based healthcare management platform provider HealthEquity Inc. and casino gaming products specialist PlayAGS Inc. were the largest detractors to the Fund’s performance. National Vision declined during the year amid concerns that comparable sales would fail to accelerate, attracting a short-seller research report that weighed on the stock. HealthEquity suffered from concerns around slowing growth and abating catalysts. Despite reporting solid results, expectations were high and investors were disappointed. Concern also grew about the impact of lower interest rates on HealthEquity’s custody business. Finally, PlayAGS reported results that fell short of expectations. The shortfall was due to a variety of issues, including regional product weakness, weather and higher than anticipated expenses.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure revenue and earnings growth trends can remain intact. This may prove challenging if earnings estimates continue to see downward pressure.

Markets may be volatile as investors search for clues about the health of the global economy. Central banks appear to be willing to support the global economy, which may reduce some near-term risks. US trade policy remains a source of uncertainty for corporate decision makers and investors. If the US-China trade war is resolved, there could be a rebound in the broader global economy towards the end of the year. Business confidence indicators in the US have shown some signs of weakness, and the inversion of the yield curve further supports the market’s position at the later stages of the cycle. Volatility remains subdued, but macroeconomic and geopolitical events could cause it to return.

While the outlook remains uncertain, we will not attempt to alter our process. As always, we look to deliver to our clients a compelling level of positive risk-adjusted returns that compound over time.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20192

Top Ten Holdings as of September 30, 2019

	Security name	% of assets
1	Kinsale Capital Group, Inc.	1.82%
2	POOL CORP.	1.75
3	WNS Holdings Ltd., ADR	1.74
4	Albany International Corp., Class A	1.72
5	InterXion Holding NV	1.68
6	Mercury Systems, Inc.	1.64
7	Trex Co., Inc.	1.63
8	Goosehead Insurance, Inc., Series A	1.57
9	SiteOne Landscape Supply, Inc.	1.55
10	RBC Bearings, Inc.	1.53

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20192

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	-6.88%	11.17%	14.32%	—%	0.94%	0.94%

Retail Class (Inception 12/31/96)	-7.11	10.90	14.03	—	1.19	1.19

Class N (Inception 2/1/13)	-6.76	11.31	—	12.56	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	-9.63	9.08	12.25	10.75

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Stocks tumbled during the fourth quarter of 2018 over concerns about US Federal Reserve (the Fed) policy tightening, trade wars, and weaker global growth which contributed to a negative turn in investor sentiment. The equity market then staged a remarkable rally during the first nine weeks of 2019 before settling into a trading range for the balance of the 12-month period. Large cap stocks recorded a modest gain for the period, while small cap stocks finished modestly lower.

Lingering investor concerns over the Fed having “overtightened” in 2018, evidence of a softening global economy, and heightened activity related to international trade and tariffs led to increased market volatility throughout the year. Top performers included more defensive investments, including larger capitalization stocks, higher visibility business models, and companies with the healthiest balance sheets.

Interest rates fell fairly dramatically across the maturity spectrum as the result of softer economic data and the Fed moving to an accommodative stance, lowering interest rates twice during the third quarter of 2019.

Small cap growth stocks and value stocks swapped leadership throughout the period with small cap value returns ending just ahead of growth, helped by a stunning value rally in the month of September.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Small Cap Value Fund returned -4.11% at net asset value. The Fund held up better than its benchmark, the Russell 2000® Value Index, which returned -8.24%.

Explanation of Fund Performance

The Fund started the fiscal year period positioned fairly conservatively, favoring the upper portion of the market capitalization range and emphasizing companies with highly durable business models. The Fund maintained a fairly significant underweight to the energy sector, which was by far the worst performing area of the small cap market. An overweight to information technology also added to relative performance.

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Stock selection was favorable across most sectors of the Fund, but especially so in the consumer discretionary and health care sectors. Among individual stocks, Mellanox Technologies, Ltd., Aerojet Rocketdyne Holdings, Inc. and Euronet Worldwide, Inc. had the largest positive contributions to performance for the period.

Mellanox Technologies is a leading provider of networking technologies used for high performance and cloud computing. The company has benefited from the explosion of data and proliferation of data centers driving demand for faster networks and interconnects. During the first quarter of 2019, Mellanox agreed to be acquired, providing an additional boost to their share price.

Aerojet Rocketdyne is the leading independent provider of propulsion systems to space, missile defense, and tactical missile customers. It is benefiting from the overall growth of investments in space as well as an increasingly complex geopolitical environment. Profit margins have improved as the company has consolidated its manufacturing footprint.

Euronet facilitates electronic financial transactions on a global basis and manages ATM networks. The stock outperformed as prior regulatory concerns in its electronic funds transfer segment abated and high earnings visibility companies were in favor with investors.

On the negative side, the Fund’s underweight in the “bond proxy” sectors such as real estate and utilities detracted from relative performance, as interest rates declined fairly substantially during the period. Stock selection was also weak within the information technology and financials sectors. During the 12-month period, Conduent, Inc., Avanos Medical, Inc. and Apergy Corporation detracted the most from performance.

Conduent is a leading service company specializing in transaction-intensive services including health savings account administration and toll processing. The company was spun off from Xerox Corporation in 2016 and has made progress reducing its cost structure. However, it has been burdened by legacy technology systems issues and has been unable to add new business as quickly as originally anticipated.

Avanos was spun off from Kimberly-Clark in 2015 and has now transformed itself into a pure-play medical device company. Industry-wide shortages of two pain medications manufactured by Pfizer that are used in the company’s On-Q pain pumps have temporarily constrained top line growth, negatively affecting investor enthusiasm for the stock.

Apergy provides equipment and services in the drilling and production phases of oil and gas wells. Energy stocks were the worst performing sector over the trailing 12 months, and oil services stocks were the weakest segment within energy as rig counts have fallen and drilling companies have cut back on capital expenditures to maintain current wells.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Outlook

We remain committed to identify inefficiencies in the small cap market that result in stock prices and valuations that do not accurately reflect our assessment of the underlying value of the corporate enterprise. We apply this approach consistently over time, regardless of the current market environment.

While many forms of inefficiency may exist in the market, we focus on companies that are misunderstood, underfollowed or in the midst of a “special situation” where we believe we can use our strengths and consistent process. We require fundamentally sound business models, capable management teams and financial stability. Key to our process are distinct, company-specific catalysts on the horizon to sustain, enhance, or highlight the fundamental outlook. These principles are applied consistently over time, regardless of the current market environment. With a margin of safety and a proper time horizon, our goal is to achieve an attractive return for our investors, while managing to an appropriate level of risk.

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Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20193

Top Ten Holdings as of September 30, 2019

	Security name	% of assets
1	ALLETE, Inc.	1.54%
2	Viad Corp.	1.42
3	Churchill Downs, Inc.	1.31
4	NextEra Energy Partners LP	1.23
5	Nomad Foods Ltd.	1.22
6	Littelfuse, Inc.	1.19
7	Vistra Energy Corp.	1.17
8	Armstrong World Industries, Inc.	1.15
9	GCI Liberty, Inc., Class A	1.15
10	Reinsurance Group of America, Inc.	1.14

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

See notes to chart on page 9.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20193

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	-4.11%	7.57%	10.97%	—%	0.95%	0.93%

Retail Class (Inception 12/31/96)	-4.33	7.30	10.70	—	1.20	1.18

Admin Class (Inception 1/2/98)	-4.60	7.04	10.43	—	1.45	1.43

Class N (Inception 2/1/13)	-4.07	7.64	—	9.15	0.86	0.86

Comparative Performance
Russell 2000® Value Index[1]	-8.24	7.17	10.06	8.23
Russell 2000® Index[2]	-8.89	8.19	11.19	9.53

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The 12-month period ending September 30, 2019 was challenging for domestic small cap equities. Mid-cap and large cap equities posted positive returns over the year. After a dramatic selloff in the fourth quarter of 2018, most domestic equity indices bounced back, but the Russell 2500TM Growth Index (the Index) still finished lower for the period. On a market cap basis, large cap stocks outperformed, as measured by the Russell indices.

The Russell benchmarks showed minimal performance differential between growth and value managers in the small/mid-cap market. Most sectors in the growth benchmark posted negative returns, with energy being a particularly noteworthy underperformer within the Index, losing approximately 48%. The utility sector, however, was an outlier to the upside, posting returns close to 27%.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Small/Mid Cap Growth Fund returned -3.27% at net asset value. The Fund held up better than its benchmark, the Russell 2500TM Growth Index, which returned -4.11%.

Explanation of Fund Performance

The Fund’s relative performance was driven by stock selection, with particularly strong contributions from the health care, industrials and financials sectors. Stock selection in the information technology sector detracted from relative performance.

Among individual stocks, the Fund’s top contributors to performance were medical device producer Insulet Corp., electronic fixed income trading platform provider MarketAxess Holdings Inc. and aftermarket aircraft parts supplier Heico Corp. Insulet reported strong results during the year, with healthy international sales after working through inventory issues in the previous quarter. Margins were also strong, and US new patient starts were at an all-time high. The company began distributing into a new channel (pharmacy) which expanded its market reach and ease of access for patients. MarketAxess reported solid results throughout the year, citing improving market conditions for credit trading, and volume trended ahead of prior time periods. Heico benefited from robust demand and a strong pipeline of M&A targets. The market has been favorable for its flight support business, given air-traffic increases and fleet expansion. Rising US defense spending has also benefited its electronic technologies business.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Conversely, transportation and logistics services company XPO Logistics, cloud-based healthcare management platform provider HealthEquity Inc. and modular space rental solutions specialist WillScot Corp. were the largest detractors to performance for the 12-month time period. The bulk of the impact from these holdings was concentrated in the market selloff of the fourth quarter of 2018. XPO Logistics declined in response to a report from a short-selling investment firm. The logistics company disputed the report’s merit, but given heavy selling pressure across all equities, the stock declined significantly. HealthEquity suffered from concerns around slowing growth and abating catalysts. Despite reporting solid results, expectations were high and investors were disappointed. Concern also grew about the impact of lower interest rates on HealthEquity’s custody business. Finally, WillScot issued stock to warrant holders during poor market conditions, which likely created selling pressure on the stock.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure revenue and earnings growth trends can remain intact. This may prove challenging if earnings estimates continue to see downward pressure.

Markets may be volatile as investors search for clues about the health of the global economy. Central banks appear to be willing to support the global economy, which may reduce some near-term risks. US trade policy remains a source of uncertainty for corporate decision makers and investors. If the US-China trade war is resolved, there could be a rebound in the broader global economy towards the end of the year. Business confidence indicators in the US have shown some signs of weakness, and the inversion of the yield curve further supports the market’s position at the later stages of the cycle. Volatility remains subdued, but macroeconomic and geopolitical events could cause it to return.

While the outlook remains uncertain, we will not attempt to alter our process. As always, we look to deliver to our clients a compelling level of positive risk-adjusted returns that compound over time.

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Hypothetical Growth of $1,000,000 Investment in Institutional Class Shares

June 30, 2015 (inception) through September 30, 20192

Top Ten Holdings as of September 30, 2019

	Security name	% of assets
1	Insulet Corp.	2.04%
2	Live Nation Entertainment, Inc.	1.75
3	EPAM Systems, Inc.	1.75
4	Bright Horizons Family Solutions, Inc.	1.64
5	Guidewire Software, Inc.	1.63
6	Generac Holdings, Inc.	1.59
7	Hexcel Corp.	1.51
8	HEICO Corp.	1.49
9	Booz Allen Hamilton Holding Corp.	1.47
10	ICON PLC	1.46

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

See notes to chart on page 13.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20192

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	-3.27%	10.02%	1.42%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	-4.11	8.23

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500TM Growth Index measures the performance of the small-to-mid-cap growth segment of the US equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500TM Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you

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understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,000.00	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

Retail Class
Actual	$1,000.00	$998.70	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

Class N
Actual	$1,000.00	$1,000.80	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.20% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,035.80	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,035.00	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,033.30	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,036.10	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,028.70	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or

17  |

other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

|  18

The Board noted that, through December 31, 2018, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	20%	32%	29%
Loomis Sayles Small Cap Value Fund	80%	62%	48%
Loomis Sayles Small/Mid Cap Growth Fund	63%	27%	N/A

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain periods, was competitive over the long term relative to its category and (3) that the Fund’s performance has been competitive when compared to its benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations

19  |

regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap. The Trustees noted that the Funds had total advisory fee rates that were below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  20

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2020.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.0% of Net Assets

	Aerospace & Defense – 4.9%
396,117	AAR Corp.	$16,323,982
299,980	Hexcel Corp.	24,637,357
627,968	Kratos Defense & Security Solutions, Inc.(a)	11,677,065
331,133	Mercury Systems, Inc.(a)	26,878,066

		79,516,470

	Air Freight & Logistics – 0.6%
468,325	Air Transport Services Group, Inc.(a)	9,844,192

	Auto Components – 1.8%
211,674	Fox Factory Holding Corp.(a)	13,174,590
533,557	Stoneridge, Inc.(a)	16,524,260

		29,698,850

	Banks – 0.8%
324,015	TCF Financial Corp.	12,335,251

	Biotechnology – 6.8%
542,550	Aimmune Therapeutics, Inc.(a)	11,360,997
130,269	Argenx SE, ADR(a)	14,845,455
155,230	Blueprint Medicines Corp.(a)	11,404,748
891,462	Epizyme, Inc.(a)	9,195,431
191,893	Genomic Health, Inc.(a)	13,014,183
717,044	Halozyme Therapeutics, Inc.(a)	11,121,353
214,459	PTC Therapeutics, Inc.(a)	7,253,003
211,167	Repligen Corp.(a)	16,194,397
132,173	Ultragenyx Pharmaceutical, Inc.(a)	5,654,361
324,210	Xencor, Inc.(a)	10,935,603

		110,979,531

	Building Products – 3.3%
381,251	AAON, Inc.	17,514,671
280,254	Advanced Drainage Systems, Inc.	9,043,796
292,715	Trex Co., Inc.(a)	26,616,575

		53,175,042

	Capital Markets – 1.5%
473,303	AssetMark Financial Holdings, Inc.(a)	12,329,543
210,143	Hamilton Lane, Inc., Class A	11,969,745

		24,299,288

	Commercial Services & Supplies – 1.4%
407,711	Casella Waste Systems, Inc., Class A(a)	17,507,110
82,854	McGrath RentCorp	5,765,810

		23,272,920

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 0.7%
586,308	Primoris Services Corp.	$11,497,500

	Distributors – 1.7%
142,067	POOL CORP.	28,654,914

	Diversified Consumer Services – 2.7%
65,770	Chegg, Inc.(a)	1,969,811
221,828	Grand Canyon Education, Inc.(a)	21,783,510
1,213,083	Laureate Education, Inc., Class A(a)	20,106,851

		43,860,172

	Diversified Telecommunication Services – 1.8%
175,533	Bandwidth, Inc., Class A(a)	11,428,954
313,582	Cogent Communications Holdings, Inc.	17,278,368

		28,707,322

	Electrical Equipment – 1.5%
306,443	Generac Holdings, Inc.(a)	24,006,745

	Electronic Equipment, Instruments & Components – 1.8%
224,265	Novanta, Inc.(a)	18,326,936
79,955	Rogers Corp.(a)	10,930,648

		29,257,584

	Energy Equipment & Services – 1.5%
361,165	Apergy Corp.(a)	9,769,513
486,364	Cactus, Inc., Class A(a)	14,075,374

		23,844,887

	Entertainment – 1.0%
772,351	IMAX Corp.(a)	16,953,104

	Food & Staples Retailing – 1.2%
490,272	Chefs’ Warehouse, Inc. (The)(a)	19,767,767

	Food Products – 2.5%
486,364	Freshpet, Inc.(a)	24,206,336
592,544	Simply Good Foods Co. (The)(a)	17,177,851

		41,384,187

	Health Care Equipment & Supplies – 4.3%
539,957	AtriCure, Inc.(a)	13,466,527
232,358	CONMED Corp.	22,341,222
403,478	CryoLife, Inc.(a)	10,954,428
86,196	Penumbra, Inc.(a)	11,592,500
191,307	Quidel Corp.(a)	11,736,684

		70,091,361

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Providers & Services – 3.1%
143,042	Amedisys, Inc.(a)	$18,739,933
292,130	BioTelemetry, Inc.(a)	11,898,455
172,197	LHC Group, Inc.(a)	19,554,691

		50,193,079

	Health Care Technology – 2.0%
480,653	HMS Holdings Corp.(a)	16,565,706
317,354	Inovalon Holdings, Inc., Class A(a)	5,201,432
123,736	Medidata Solutions, Inc.(a)	11,321,844

		33,088,982

	Hotels, Restaurants & Leisure – 1.9%
227,202	Planet Fitness, Inc., Class A(a)	13,148,180
200,181	Wingstop, Inc.	17,471,797

		30,619,977

	Insurance – 5.4%
521,174	Goosehead Insurance, Inc., Series A	25,719,937
298,454	James River Group Holdings Ltd.	15,292,783
288,327	Kinsale Capital Group, Inc.	29,787,062
227,700	Palomar Holdings, Inc.(a)	8,975,934
312,539	Trupanion, Inc.(a)	7,944,742

		87,720,458

	IT Services – 6.0%
419,962	EVERTEC, Inc.	13,111,213
694,439	Evo Payments, Inc., Class A(a)	19,527,625
336,496	InterXion Holding NV(a)	27,410,964
489,661	NIC, Inc.	10,111,500
485,096	WNS Holdings Ltd., ADR(a)	28,499,390

		98,660,692

	Leisure Products – 1.0%
807,526	Callaway Golf Co.	15,674,080

	Life Sciences Tools & Services – 2.6%
248,963	Adaptive Biotechnologies Corp.(a)	7,692,957
556,959	NeoGenomics, Inc.(a)	10,649,056
248,935	PRA Health Sciences, Inc.(a)	24,701,820

		43,043,833

	Machinery – 7.1%
312,022	Albany International Corp., Class A	28,131,904
259,953	Chart Industries, Inc.(a)	16,210,669
757,470	Harsco Corp.(a)	14,361,631
558,616	Kornit Digital Ltd.(a)	17,194,200

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Machinery – continued
154,255	Proto Labs, Inc.(a)	$15,749,436
150,266	RBC Bearings, Inc.(a)	24,930,632

		116,578,472

	Pharmaceuticals – 3.7%
526,049	Horizon Therapeutics PLC(a)	14,324,314
169,856	MyoKardia, Inc.(a)	8,857,991
292,093	Pacira BioSciences, Inc.(a)	11,119,981
123,053	Reata Pharmaceuticals, Inc., Class A(a)	9,879,925
279,844	Supernus Pharmaceuticals, Inc.(a)	7,690,113
211,004	Zogenix, Inc.(a)	8,448,600

		60,320,924

	Professional Services – 2.5%
329,963	Huron Consulting Group, Inc.(a)	20,239,931
241,771	ICF International, Inc.	20,422,396

		40,662,327

	Semiconductors & Semiconductor Equipment – 2.6%
145,285	Monolithic Power Systems, Inc.	22,610,705
184,287	Silicon Laboratories, Inc.(a)	20,520,357

		43,131,062

	Software – 10.4%
219,097	Cornerstone OnDemand, Inc.(a)	12,010,898
311,826	Envestnet, Inc.(a)	17,680,534
422,789	Five9, Inc.(a)	22,720,681
155,913	Globant S.A.(a)	14,278,512
108,071	HubSpot, Inc.(a)	16,384,644
396,852	Mimecast Ltd.(a)	14,155,711
167,402	PROS Holdings, Inc.(a)	9,977,159
299,638	Q2 Holdings, Inc.(a)	23,632,449
397,340	Rapid7, Inc.(a)	18,035,263
342,834	RealPage, Inc.(a)	21,550,545

		170,426,396

	Specialty Retail – 1.4%
618,740	National Vision Holdings, Inc.(a)	14,893,072
265,304	Sonic Automotive, Inc., Class A	8,333,198

		23,226,270

	Textiles, Apparel & Luxury Goods – 2.1%
218,610	Columbia Sportswear Co.	21,181,123
368,575	Steven Madden Ltd.	13,191,299

		34,372,422

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – 1.9%
342,306	Essent Group Ltd.	$16,317,727
563,784	NMI Holdings, Inc., Class A(a)	14,804,968

		31,122,695

	Trading Companies & Distributors – 1.5%
342,054	SiteOne Landscape Supply, Inc.(a)	25,318,837

	Total Common Stocks (Identified Cost $1,312,164,600)	1,585,307,593

Principal Amount

Short-Term Investments – 3.4%

$55,500,624	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $55,502,319 on 10/01/2019 collateralized by $54,620,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $56,612,374 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $55,500,624)	55,500,624

	Total Investments – 100.4% (Identified Cost $1,367,665,224)	1,640,808,217

	Other assets less liabilities—(0.4)%	(6,644,063)

	Net Assets – 100.0%	$1,634,164,154

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2019

Software	10.4%
Machinery	7.1
Biotechnology	6.8
IT Services	6.0
Insurance	5.4
Aerospace & Defense	4.9
Health Care Equipment & Supplies	4.3
Pharmaceuticals	3.7
Building Products	3.3
Health Care Providers & Services	3.1
Diversified Consumer Services	2.7
Semiconductors & Semiconductor Equipment	2.6
Life Sciences Tools & Services	2.6
Food Products	2.5
Professional Services	2.5
Textiles, Apparel & Luxury Goods	2.1
Health Care Technology	2.0
Other Investments, less than 2% each	25.0
Short-Term Investments	3.4

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 99.0% of Net Assets

	Aerospace & Defense – 1.7%
156,282	Aerojet Rocketdyne Holdings, Inc.(a)	$7,893,804
74,984	BWX Technologies, Inc.	4,289,834

		12,183,638

	Auto Components – 1.5%
152,445	Cooper Tire & Rubber Co.	3,981,863
48,454	Fox Factory Holding Corp.(a)	3,015,777
39,753	LCI Industries	3,651,313

		10,648,953

	Banks – 15.0%
154,250	Ameris Bancorp	6,207,020
166,240	BancorpSouth Bank	4,922,366
107,053	Bank OZK	2,919,335
160,522	Bryn Mawr Bank Corp.	5,860,658
93,549	Carolina Financial Corp.	3,324,732
138,995	Cathay General Bancorp	4,827,991
227,100	CenterState Bank Corp.	5,446,994
256,269	CVB Financial Corp.	5,348,334
220,906	First Financial Bancorp	5,406,674
346,655	Home BancShares, Inc.	6,515,381
89,891	IBERIABANK Corp.	6,790,366
139,260	PacWest Bancorp	5,060,709
95,744	Pinnacle Financial Partners, Inc.	5,433,472
151,044	Popular, Inc.	8,168,460
108,832	Prosperity Bancshares, Inc.	7,686,804
40,560	Signature Bank	4,835,563
160,207	TCF Financial Corp.	6,099,081
197,480	Triumph Bancorp, Inc.(a)	6,297,637
113,943	Wintrust Financial Corp.	7,364,136

		108,515,713

	Beverages – 0.7%
416,350	Cott Corp.	5,191,884

	Biotechnology – 0.5%
44,384	United Therapeutics Corp.(a)	3,539,624

	Building Products – 1.7%
46,323	American Woodmark Corp.(a)	4,118,578
85,931	Armstrong World Industries, Inc.	8,309,528

		12,428,106

	Capital Markets – 1.5%
325,208	Donnelley Financial Solutions, Inc.(a)	4,006,563
116,480	Stifel Financial Corp.	6,683,622

		10,690,185

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 3.1%
186,220	AdvanSix, Inc.(a)	$4,789,578
53,359	Ashland Global Holdings, Inc.	4,111,311
122,555	Cabot Corp.	5,554,193
40,317	Ingevity Corp.(a)	3,420,494
69,697	WR Grace & Co.	4,652,972

		22,528,548

	Commercial Services & Supplies – 4.4%
89,279	Clean Harbors, Inc.(a)	6,892,339
172,650	IAA, Inc.(a)	7,204,684
172,650	KAR Auction Services, Inc.	4,238,557
175,199	Kimball International, Inc., Class B	3,381,341
152,591	Viad Corp.	10,246,486

		31,963,407

	Communications Equipment – 1.2%
272,103	Digi International, Inc.(a)	3,706,043
360,583	Viavi Solutions, Inc.(a)	5,049,965

		8,756,008

	Construction & Engineering – 0.9%
186,609	Arcosa, Inc.	6,383,894

	Distributors – 0.6%
127,834	Core-Mark Holding Co., Inc.	4,105,389

	Diversified Consumer Services – 1.6%
112,585	frontdoor, Inc.(a)	5,468,253
149,813	OneSpaWorld Holdings Ltd.(a)	2,326,596
66,542	ServiceMaster Global Holdings, Inc.(a)	3,719,698

		11,514,547

	Diversified Financial Services – 0.8%
226,416	Cannae Holdings, Inc.(a)	6,219,648

	Diversified Telecommunication Services – 1.1%
133,581	GCI Liberty, Inc., Class A(a)	8,291,373

	Electric Utilities – 1.5%
127,026	ALLETE, Inc.	11,103,343

	Electrical Equipment – 0.6%
227,061	TPI Composites, Inc.(a)	4,257,394

	Electronic Equipment, Instruments & Components – 2.8%
108,422	Kimball Electronics, Inc.(a)	1,573,203
48,470	Littelfuse, Inc.	8,594,216
157,993	Methode Electronics, Inc.	5,314,884

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
15,858	Rogers Corp.(a)	$2,167,947
201,758	TTM Technologies, Inc.(a)	2,460,439

		20,110,689

	Energy Equipment & Services – 1.1%
223,506	Apergy Corp.(a)	6,045,837
41,390	DMC Global, Inc.	1,820,332

		7,866,169

	Entertainment – 0.5%
128,200	Liberty Media Corp.-Liberty Braves, Class C(a)	3,557,550

	Food Products – 3.6%
224,605	Darling Ingredients, Inc.(a)	4,296,693
35,446	J&J Snack Foods Corp.	6,805,632
431,084	Nomad Foods Ltd.(a)	8,837,222
56,983	Post Holdings, Inc.(a)	6,031,081

		25,970,628

	Health Care Equipment & Supplies – 2.0%
112,321	Avanos Medical, Inc.(a)	4,207,545
77,360	Quidel Corp.(a)	4,746,036
187,113	Varex Imaging Corp.(a)	5,340,205

		14,293,786

	Health Care Providers & Services – 0.8%
100,333	AMN Healthcare Services, Inc.(a)	5,775,167

	Hotels, Restaurants & Leisure – 2.8%
76,463	Churchill Downs, Inc.	9,439,740
22,981	Cracker Barrel Old Country Store, Inc.	3,737,860
70,132	Marriott Vacations Worldwide Corp.	7,266,376

		20,443,976

	Household Durables – 0.8%
35,486	Helen of Troy Ltd.(a)	5,594,723

	Independent Power & Renewable Electricity Producers – 3.2%
168,813	NextEra Energy Partners LP	8,920,079
140,035	NRG Energy, Inc.	5,545,386
317,351	Vistra Energy Corp.	8,482,792

		22,948,257

	Industrial Conglomerates – 0.7%
162,759	Raven Industries, Inc.	5,445,916

	Insurance – 3.9%
178,589	Employers Holdings, Inc.	7,782,908

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Insurance – continued
122,468	First American Financial Corp.	$7,226,837
133,106	ProAssurance Corp.	5,360,179
51,406	Reinsurance Group of America, Inc.	8,218,791

		28,588,715

	Internet & Direct Marketing Retail – 0.4%
287,102	Qurate Retail, Inc., Class A(a)	2,961,457

	IT Services – 5.1%
376,418	Conduent, Inc.(a)	2,341,320
115,704	CSG Systems International, Inc.	5,979,583
49,840	Euronet Worldwide, Inc.(a)	7,291,592
204,987	Genpact Ltd.	7,943,246
224,297	Perspecta, Inc.	5,858,638
37,706	WEX, Inc.(a)	7,619,251

		37,033,630

	Leisure Products – 0.6%
77,944	Brunswick Corp.	4,062,441

	Machinery – 4.2%
55,864	Alamo Group, Inc.	6,576,310
67,500	Altra Industrial Motion Corp.	1,869,413
157,864	Columbus McKinnon Corp.	5,750,986
357,465	Harsco Corp.(a)	6,777,536
34,564	John Bean Technologies Corp.	3,436,699
69,131	Kadant, Inc.	6,069,010

		30,479,954

	Marine – 0.4%
35,137	Kirby Corp.(a)	2,886,856

	Media – 1.3%
374,795	Gray Television, Inc.(a)	6,116,654
78,466	John Wiley & Sons, Inc., Class A	3,447,796

		9,564,450

	Metals & Mining – 0.4%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d)	—
81,689	Haynes International, Inc.	2,927,734

		2,927,734

	Multi-Utilities – 2.1%
245,544	MDU Resources Group, Inc.	6,921,885
108,521	NorthWestern Corp.	8,144,501

		15,066,386

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – 1.5%
35,050	Arch Coal, Inc., Class A	$2,600,710
565,046	SRC Energy, Inc.(a)	2,633,114
192,547	Viper Energy Partners LP	5,327,776

		10,561,600

	Personal Products – 0.5%
35,613	Medifast, Inc.	3,690,575

	Pharmaceuticals – 1.4%
124,259	Catalent, Inc.(a)	5,922,184
143,865	Supernus Pharmaceuticals, Inc.(a)	3,953,410

		9,875,594

	Professional Services – 2.8%
92,412	ASGN, Inc.(a)	5,809,018
241,312	Clarivate Analytics PLC(a)	4,070,933
61,988	Insperity, Inc.	6,113,257
111,257	Korn Ferry	4,298,971

		20,292,179

	REITs – Apartments – 0.8%
119,160	American Campus Communities, Inc.	5,729,213

	REITs – Diversified – 0.6%
160,546	Outfront Media, Inc.	4,459,968

	REITs – Hotels – 0.8%
71,375	Ryman Hospitality Properties, Inc.	5,839,189

	REITs – Office Property – 0.9%
160,908	JBG SMITH Properties	6,309,203

	REITs – Shopping Centers – 0.8%
314,399	Retail Opportunity Investments Corp.	5,731,494

	REITs – Single Tenant – 1.5%
274,618	Essential Properties Realty Trust, Inc.	6,291,498
85,107	National Retail Properties, Inc.	4,800,035

		11,091,533

	REITs – Storage – 0.9%
182,971	CubeSmart	6,385,688

	REITs – Warehouse/Industrials – 2.9%
184,388	Americold Realty Trust	6,835,263
87,780	CyrusOne, Inc.	6,943,398
173,265	Rexford Industrial Realty, Inc.	7,627,125

		21,405,786

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Road & Rail – 1.2%
39,114	Genesee & Wyoming, Inc., Class A(a)	$4,322,488
24,283	Old Dominion Freight Line, Inc.	4,127,382

		8,449,870

	Semiconductors & Semiconductor Equipment – 2.1%
97,629	Advanced Energy Industries, Inc.(a)	5,604,881
39,706	Mellanox Technologies Ltd.(a)	4,351,381
167,797	Tower Semiconductor Ltd.(a)	3,228,414
35,140	Versum Materials, Inc.	1,859,960

		15,044,636

	Software – 1.5%
123,311	ACI Worldwide, Inc.(a)	3,862,717
42,553	LogMeIn, Inc.	3,019,561
95,772	Verint Systems, Inc.(a)	4,097,126

		10,979,404

	Specialty Retail – 1.7%
106,551	Aaron’s, Inc.	6,846,967
189,878	Urban Outfitters, Inc.(a)	5,333,673

		12,180,640

	Thrifts & Mortgage Finance – 2.0%
51,558	Federal Agricultural Mortgage Corp., Class C	4,210,226
152,408	Meta Financial Group, Inc.	4,970,025
214,056	OceanFirst Financial Corp.	5,051,722

		14,231,973

	Total Common Stocks (Identified Cost $511,675,605)	716,158,683

Principal Amount

Short-Term Investments – 1.0%

$7,065,933	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $7,066,149 on 10/01/2019 collateralized by $6,755,000 U.S. Treasury Note, 2.625% due 12/31/2025 valued at $7,207,524 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,065,933)	7,065,933

	Total Investments – 100.0% (Identified Cost $518,741,538)	723,224,616

	Other assets less liabilities—(0.0)%	(252,118)

	Net Assets – 100.0%	$722,972,498

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

(b)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0. At September 30, 2019, the value of this security amounted to $0.

(c)	Illiquid security. (Unaudited)

(d)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of this security amounted to $0. See Note 2 of Notes to Financial Statements.

REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2019

Banks	15.0%
IT Services	5.1
Commercial Services & Supplies	4.4
Machinery	4.2
Insurance	3.9
Food Products	3.6
Independent Power & Renewable Electricity Producers	3.2
Chemicals	3.1
REITs – Warehouse/Industrials	2.9
Hotels, Restaurants & Leisure	2.8
Professional Services	2.8
Electronic Equipment, Instruments & Components	2.8
Multi-Utilities	2.1
Semiconductors & Semiconductor Equipment	2.1
Health Care Equipment & Supplies	2.0
Thrifts & Mortgage Finance	2.0
Other Investments, less than 2% each	37.0
Short-Term Investments	1.0

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 89.1% of Net Assets

	Aerospace & Defense – 3.0%
4,107	HEICO Corp.	$512,882
6,313	Hexcel Corp.	518,487

		1,031,369

	Banks – 1.1%
8,551	Western Alliance Bancorp	394,030

	Biotechnology – 3.3%
1,938	Argenx SE, ADR(a)	220,855
2,826	Ascendis Pharma AS, ADR(a)	272,200
3,554	Blueprint Medicines Corp.(a)	261,112
4,152	Neurocrine Biosciences, Inc.(a)	374,137

		1,128,304

	Capital Markets – 3.6%
15,962	Ares Management Corp., Class A	427,941
1,237	MarketAxess Holdings, Inc.	405,118
2,695	Morningstar, Inc.	393,847

		1,226,906

	Commercial Services & Supplies – 1.4%
11,984	Ritchie Bros. Auctioneers, Inc.	478,162

	Communications Equipment – 1.3%
11,391	Ciena Corp.(a)	446,869

	Distributors – 1.4%
2,308	POOL CORP.	465,524

	Diversified Consumer Services – 4.2%
3,685	Bright Horizons Family Solutions, Inc.(a)	561,962
4,925	Grand Canyon Education, Inc.(a)	483,635
24,873	Laureate Education, Inc., Class A(a)	412,270

		1,457,867

	Diversified Telecommunication Services – 1.1%
7,051	Cogent Communications Holdings, Inc.	388,510

	Electrical Equipment – 2.6%
2,479	Acuity Brands, Inc.	334,144
6,961	Generac Holdings, Inc.(a)	545,325

		879,469

	Electronic Equipment, Instruments & Components – 2.5%
8,104	FLIR Systems, Inc.	426,189
10,712	Trimble, Inc.(a)	415,733

		841,922

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Energy Equipment & Services – 0.8%
9,363	Cactus, Inc., Class A(a)	$270,965

	Entertainment – 1.7%
9,036	Live Nation Entertainment, Inc.(a)	599,448

	Food & Staples Retailing – 2.0%
2,641	Casey’s General Stores, Inc.	425,624
13,951	Sprouts Farmers Market, Inc.(a)	269,812

		695,436

	Food Products – 2.4%
8,733	Freshpet, Inc.(a)	434,641
19,623	Nomad Foods Ltd.(a)	402,272

		836,913

	Health Care Equipment & Supplies – 4.9%
6,340	Globus Medical, Inc., Class A(a)	324,101
4,236	Insulet Corp.(a)	698,643
1,616	Penumbra, Inc.(a)	217,336
3,129	West Pharmaceutical Services, Inc.	443,755

		1,683,835

	Health Care Providers & Services – 2.0%
3,988	LHC Group, Inc.(a)	452,877
918	WellCare Health Plans, Inc.(a)	237,918

		690,795

	Health Care Technology – 1.4%
6,578	HMS Holdings Corp.(a)	226,711
2,960	Medidata Solutions, Inc.(a)	270,840

		497,551

	Hotels, Restaurants & Leisure – 3.2%
6,168	Planet Fitness, Inc., Class A(a)	356,942
6,444	Texas Roadhouse, Inc.	338,439
1,717	Vail Resorts, Inc.	390,721

		1,086,102

	Insurance – 2.1%
5,023	Kemper Corp.	391,543
3,159	Kinsale Capital Group, Inc.	326,356

		717,899

	IT Services – 8.6%
8,011	Black Knight, Inc.(a)	489,152
7,122	Booz Allen Hamilton Holding Corp.	505,804
3,789	Broadridge Financial Solutions, Inc.	471,465

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	IT Services – continued
3,284	EPAM Systems, Inc.(a)	$598,739
13,730	Evo Payments, Inc., Class A(a)	386,088
2,453	WEX, Inc.(a)	495,678

		2,946,926

	Life Sciences Tools & Services – 3.4%
1,824	Charles River Laboratories International, Inc.(a)	241,443
3,399	ICON PLC(a)	500,809
4,131	PRA Health Sciences, Inc.(a)	409,919

		1,152,171

	Machinery – 4.8%
5,190	Albany International Corp., Class A	467,930
14,330	Gardner Denver Holdings, Inc.(a)	405,396
6,983	Helios Technologies, Inc.	283,300
1,730	WABCO Holdings, Inc.(a)	231,388
2,258	Woodward, Inc.	243,480

		1,631,494

	Oil, Gas & Consumable Fuels – 0.7%
2,605	Diamondback Energy, Inc.	234,215

	Pharmaceuticals – 1.8%
6,406	Catalent, Inc.(a)	305,310
10,986	Horizon Therapeutics PLC(a)	299,149

		604,459

	Professional Services – 2.5%
5,991	TransUnion	485,930
6,195	TriNet Group, Inc.(a)	385,267

		871,197

	Semiconductors & Semiconductor Equipment – 5.4%
5,954	Advanced Energy Industries, Inc.(a)	341,819
3,415	MKS Instruments, Inc.	315,136
2,300	Monolithic Power Systems, Inc.	357,949
7,036	Semtech Corp.(a)	342,020
4,312	Silicon Laboratories, Inc.(a)	480,141

		1,837,065

	Software – 9.3%
4,167	Everbridge, Inc.(a)	257,146
5,318	Guidewire Software, Inc.(a)	560,411
3,107	HubSpot, Inc.(a)	471,052
5,360	j2 Global, Inc.	486,795
5,121	Paylocity Holding Corp.(a)	499,707
3,868	Pegasystems, Inc.	263,217

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – continued
1,068	Tyler Technologies, Inc.(a)	$280,350
4,993	Zendesk, Inc.(a)	363,890

		3,182,568

	Specialty Retail – 2.3%
6,547	Aaron’s, Inc.	420,710
2,968	Five Below, Inc.(a)	374,265

		794,975

	Textiles, Apparel & Luxury Goods – 2.1%
2,764	Carter’s, Inc.	252,104
4,296	Columbia Sportswear Co.	416,240
2,710	Under Armour, Inc., Class A(a)	54,037

		722,381

	Thrifts & Mortgage Finance – 1.0%
7,247	Essent Group Ltd.	345,464

	Trading Companies & Distributors – 1.2%
5,778	SiteOne Landscape Supply, Inc.(a)	427,688

	Total Common Stocks (Identified Cost $28,230,728)	30,568,479

Principal Amount

Short-Term Investments – 3.6%

$1,255,709	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $1,255,747 on 10/01/2019 collateralized by $1,205,000 U.S. Treasury Note, 2.625% due 1/31/2026 valued at $1,283,779 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,255,709)	1,255,709

	Total Investments – 92.7% (Identified Cost $29,486,437)	31,824,188

	Other assets less liabilities—7.3%	2,487,780

	Net Assets – 100.0%	$34,311,968

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2019

Software	9.3%
IT Services	8.6
Semiconductors & Semiconductor Equipment	5.4
Health Care Equipment & Supplies	4.9
Machinery	4.8
Diversified Consumer Services	4.2
Capital Markets	3.6
Life Sciences Tools & Services	3.4
Biotechnology	3.3
Hotels, Restaurants & Leisure	3.2
Aerospace & Defense	3.0
Electrical Equipment	2.6
Professional Services	2.5
Electronic Equipment, Instruments & Components	2.5
Food Products	2.4
Specialty Retail	2.3
Textiles, Apparel & Luxury Goods	2.1
Insurance	2.1
Food & Staples Retailing	2.0
Health Care Providers & Services	2.0
Other Investments, less than 2% each	14.9
Short-Term Investments	3.6

Total Investments	92.7
Other assets less liabilities	7.3

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Statements of Assets and Liabilities

September 30, 2019

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,367,665,224	$518,741,538	$29,486,437
Net unrealized appreciation	273,142,993	204,483,078	2,337,751

Investments at value	1,640,808,217	723,224,616	31,824,188
Cash	—	21	—
Receivable for Fund shares sold	3,854,047	733,146	2,650,150
Receivable for securities sold	16,226,878	1,184,781	499,418
Dividends and interest receivable	280,448	771,685	3,543
Prepaid expenses (Note 7)	117	64	2

TOTAL ASSETS	1,661,169,707	725,914,313	34,977,301

LIABILITIES
Payable for securities purchased	24,440,223	1,135,768	547,215
Payable for Fund shares redeemed	1,139,557	1,001,424	22,414
Management fees payable (Note 5)	1,033,060	440,042	15,288
Deferred Trustees’ fees (Note 5)	197,406	236,970	25,174
Administrative fees payable (Note 5)	60,030	26,246	1,161
Payable to distributor (Note 5d)	15,155	6,383	9
Other accounts payable and accrued expenses	120,122	94,982	54,072

TOTAL LIABILITIES	27,005,553	2,941,815	665,333

NET ASSETS	$1,634,164,154	$722,972,498	$34,311,968

NET ASSETS CONSIST OF:
Paid-in capital	$1,222,672,893	$466,918,155	$31,416,440
Accumulated earnings	411,491,261	256,054,343	2,895,528

NET ASSETS	$1,634,164,154	$722,972,498	$34,311,968

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$908,615,572	$433,360,358	$34,311,968

Shares of beneficial interest	34,548,404	15,119,422	3,422,035

Net asset value, offering and redemption price per share	$26.30	$28.66	$10.03

Retail Class:
Net assets	$95,634,525	$134,434,310	$—

Shares of beneficial interest	3,993,192	4,783,042	—

Net asset value, offering and redemption price per share	$23.95	$28.11	$—

Admin Class shares:
Net assets	$—	$13,356,614	$—

Shares of beneficial interest	—	500,586	—

Net asset value, offering and redemption price per share	$—	$26.68	$—

Class N shares:
Net assets	$629,914,057	$141,821,216	$—

Shares of beneficial interest	23,745,799	4,944,207	—

Net asset value, offering and redemption price per share	$26.53	$28.68	$—

See accompanying notes to financial statements.

|  40

Statements of Operations

For the Year Ended September 30, 2019

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,070,821	$9,917,219	$104,043
Interest	922,045	163,867	12,865
Less net foreign taxes withheld	—	(35,326)	(998)

	4,992,866	10,045,760	115,910

Expenses
Management fees (Note 5)	11,217,209	5,996,267	175,353
Service and distribution fees (Note 5)	269,104	475,016	—
Administrative fees (Note 5)	658,351	351,874	10,310
Trustees’ fees and expenses (Note 5)	63,099	42,520	16,461
Transfer agent fees and expenses (Notes 5 and 6)	1,209,125	655,051	2,908
Audit and tax services fees	39,427	40,130	39,697
Custodian fees and expenses	48,492	25,667	6,563
Legal fees (Note 7)	44,056	24,161	637
Registration fees	111,127	77,888	26,339
Shareholder reporting expenses	63,833	56,174	1,497
Miscellaneous expenses (Note 7)	70,796	45,910	23,580

Total expenses	13,794,619	7,790,658	303,345
Less waiver and/or expense reimbursement (Note 5)	(11,103)	(216,358)	(104,533)

Net expenses	13,783,516	7,574,300	198,812

Net investment income (loss)	(8,790,650)	2,471,460	(82,902)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	155,991,266	55,538,968	707,633
Net change in unrealized appreciation (depreciation) on:
Investments	(268,064,056)	(109,251,529)	(112,924)

Net realized and unrealized gain (loss) on investments	(112,072,790)	(53,712,561)	594,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(120,863,440)	$(51,241,101)	$511,807

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income (loss)	$(8,790,650)	$(7,529,984)	$2,471,460	$2,080,621
Net realized gain on investments	155,991,266	143,506,294	55,538,968	118,702,551
Net change in unrealized appreciation (depreciation) on investments	(268,064,056)	216,618,091	(109,251,529)	(58,719,669)

Net increase (decrease) in net assets resulting from operations	(120,863,440)	352,594,401	(51,241,101)	62,063,503

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(74,228,048)	(93,157,470)	(67,841,584)	(73,726,264)
Retail Class	(11,691,827)	(13,096,336)	(23,416,722)	(27,201,028)
Admin Class	—	—	(3,000,140)	(3,453,473)
Class N	(45,465,070)	(35,428,773)	(18,276,952)	(16,470,360)

Total distributions	(131,384,945)	(141,682,579)	(112,535,398)	(120,851,125)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	305,348,898	159,153,016	(86,935,502)	(50,857,393)

Net increase (decrease) in net assets	53,100,513	370,064,838	(250,712,001)	(109,645,015)
NET ASSETS
Beginning of the year	1,581,063,641	1,210,998,803	973,684,499	1,083,329,514

End of the year	$1,634,164,154	$1,581,063,641	$722,972,498	$973,684,499

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment loss	$(82,902)	$(61,563)
Net realized gain on investments	707,633	5,067,741
Net change in unrealized appreciation (depreciation) on investments	(112,924)	(965,346)

Net increase in net assets resulting from operations	511,807	4,040,832

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(4,717,064)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	21,017,023	(1,132,819)

Net increase in net assets	16,811,766	2,908,013
NET ASSETS
Beginning of the year	17,500,202	14,592,189

End of the year	$34,311,968	$17,500,202

See accompanying notes to financial statements.

43  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$31.55	$27.37	$22.03	$22.22	$24.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.16)	(0.12)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	(2.51)	7.54	5.46	1.59	1.63

Total from Investment Operations	(2.67)	7.38	5.34	1.50	1.49

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.58)	(3.20)	—	(1.69)	(3.54)

Net asset value, end of the period	$26.30	$31.55	$27.37	$22.03	$22.22

Total return	(6.88)%	29.77%	24.24%	6.92%	5.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$908,616	$926,914	$824,103	$812,383	$800,883
Net expenses	0.95%	0.94%	0.95%	0.95%	0.94%
Gross expenses	0.95%	0.94%	0.95%	0.95%	0.94%
Net investment loss	(0.62)%	(0.58)%	(0.49)%	(0.41)%	(0.57)%
Portfolio turnover rate	67%	41%	45%	56%	78%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$29.09		$25.53	$20.61	$20.93	$23.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)		(0.22)	(0.16)	(0.13)	(0.19)
Net realized and unrealized gain (loss)	(2.35)		6.98	5.08	1.50	1.56

Total from Investment Operations	(2.56)		6.76	4.92	1.37	1.37

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.58)		(3.20)	—	(1.69)	(3.54)

Net asset value, end of the period	$23.95		$29.09	$25.53	$20.61	$20.93

Total return	(7.11	)%(b)	29.45%	23.93%	6.61%	5.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$95,635		$136,415	$107,387	$118,670	$162,906
Net expenses	1.19	%(c)	1.19%	1.20%	1.20%	1.19%
Gross expenses	1.20%		1.19%	1.20%	1.20%	1.19%
Net investment loss	(0.86)%		(0.82)%	(0.73)%	(0.66)%	(0.82)%
Portfolio turnover rate	67%		41%	45%	56%	78%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$31.76	$27.50	$22.11	$22.27	$24.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.12)	(0.09)	(0.06)	(0.12)
Net realized and unrealized gain (loss)	(2.52)	7.58	5.48	1.59	1.64

Total from Investment Operations	(2.65)	7.46	5.39	1.53	1.52

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.58)	(3.20)	—	(1.69)	(3.54)

Net asset value, end of the period	$26.53	$31.76	$27.50	$22.11	$22.27

Total return	(6.76)%	29.93%	24.38%	7.05%	5.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$629,914	$517,734	$279,508	$196,733	$162,591
Net expenses	0.82%	0.82%	0.82%	0.83%	0.83%
Gross expenses	0.82%	0.82%	0.82%	0.83%	0.83%
Net investment loss	(0.49)%	(0.43)%	(0.39)%	(0.29)%	(0.51)%
Portfolio turnover rate	67%	41%	45%	56%	78%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$35.27	$37.37	$33.78	$32.19	$36.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.09	0.13	0.17	0.27
Net realized and unrealized gain (loss)	(2.49)	2.11	6.36	4.82	0.49

Total from Investment Operations	(2.39)	2.20	6.49	4.99	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.05)	(0.14)	(0.22)	(0.22)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)	(4.75)

Total Distributions	(4.22)	(4.30)	(2.90)	(3.40)	(4.97)

Net asset value, end of the period	$28.66	$35.27	$37.37	$33.78	$32.19

Total return(b)	(4.11)%	6.21%	19.68%	16.75%	1.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$433,360	$587,198	$665,229	$654,501	$666,107
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.93%	0.92%	0.93%	0.93%	0.92%
Net investment income	0.36%	0.26%	0.37%	0.52%	0.75%
Portfolio turnover rate	24%	19%	25%	22%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$34.66	$36.83	$33.33	$31.78	$35.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.00 (b)	0.04	0.08	0.18
Net realized and unrealized gain (loss)	(2.44)	2.08	6.27	4.77	0.48

Total from Investment Operations	(2.41)	2.08	6.31	4.85	0.66

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.05)	(0.12)	(0.11)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)	(4.75)

Total Distributions	(4.14)	(4.25)	(2.81)	(3.30)	(4.86)

Net asset value, end of the period	$28.11	$34.66	$36.83	$33.33	$31.78

Total return(c)	(4.33)%	5.95%	19.38%	16.47%	0.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$134,434	$208,310	$251,405	$267,936	$306,360
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.18%	1.17%	1.18%	1.18%	1.17%
Net investment income	0.10%	0.01%	0.12%	0.27%	0.50%
Portfolio turnover rate	24%	19%	25%	22%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$33.25	$35.58	$32.31	$30.88		$35.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	(0.08)	(0.04)	0.01		0.09
Net realized and unrealized gain (loss)	(2.39)	2.00	6.07	4.62		0.48

Total from Investment Operations	(2.43)	1.92	6.03	4.63		0.57

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.02)		(0.00	)(b)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)		(4.75)

Total Distributions	(4.14)	(4.25)	(2.76)	(3.20)		(4.75)

Net asset value, end of the period	$26.68	$33.25	$35.58	$32.31		$30.88

Total return(c)	(4.60)%	5.68%	19.10%	16.19%		0.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$13,357	$24,530	$30,533	$43,973		$45,762
Net expenses(d)	1.40%	1.40%	1.40%	1.39	%(e)	1.38	%(f)
Gross expenses	1.43%	1.42%	1.43%	1.42	%(e)	1.40	%(f)
Net investment income (loss)	(0.15)%	(0.24)%	(0.11)%	0.03%		0.28%
Portfolio turnover rate	24%	19%	25%	22%		22%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$35.31	$37.41	$33.81	$32.22	$36.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.12	0.15	0.19	0.27
Net realized and unrealized gain (loss)	(2.50)	2.11	6.37	4.83	0.50

Total from Investment Operations	(2.38)	2.23	6.52	5.02	0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.08)	(0.16)	(0.25)	(0.24)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)	(4.75)

Total Distributions	(4.25)	(4.33)	(2.92)	(3.43)	(4.99)

Net asset value, end of the period	$28.68	$35.31	$37.41	$33.81	$32.22

Total return	(4.07)%	6.28%	19.78%	16.84%	1.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$141,821	$153,646	$136,162	$68,332	$38,555
Net expenses	0.83%	0.83%	0.83%	0.83%	0.83	%(b)
Gross expenses	0.83%	0.83%	0.83%	0.83%	0.83	%(b)
Net investment income	0.43%	0.33%	0.44%	0.61%	0.76%
Portfolio turnover rate	24%	19%	25%	22%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund—Institutional Class
	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$15.49		$12.31		$9.73	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)		(0.05)		0.00 (b)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(1.55	)(c)	3.23		2.60	0.70	(0.94)

Total from Investment Operations	(1.59)		3.18		2.60	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.02)	—	—
Net realized capital gains	(3.87)		—		—	—	—

Total Distributions	(3.87)		—		(0.02)	—	—

Net asset value, end of the period	$10.03		$15.49		$12.31	$9.73	$9.05

Total return(d)	(3.27)%		25.83%		26.74%	7.51%	(9.50	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,312		$17,500		$14,592	$11,974	$9,242
Net expenses(f)	0.85%		0.85%		0.85%	0.85%	0.85	%(g)
Gross expenses	1.30%		1.43%		1.57%	1.75%	2.65	%(g)
Net investment income (loss)	(0.35)%		(0.35)%		0.01%	(0.22)%	(0.53	)%(g)
Portfolio turnover rate	67%		102	%(h)	49%	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

51  |

Notes to Financial Statements

September 30, 2019

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund re-opened to new investors effective October 1, 2018. Small Cap Value Fund re-opened to new investors effective November 27, 2017. Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share

|  52

Notes to Financial Statements – continued

September 30, 2019

of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and

53  |

Notes to Financial Statements – continued

September 30, 2019

other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars

|  54

Notes to Financial Statements – continued

September 30, 2019

based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims

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have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, deferred Trustees’ fees, and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$131,384,945	$131,384,945	$—	$141,682,579	$141,682,579
Small Cap Value Fund	1,761,169	110,774,229	112,535,398	1,359,796	119,491,329	120,851,125
Small/Mid Cap Growth Fund	—	4,717,064	4,717,064	—	—	—

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$1,766,135	$—
Undistributed long-term capital gains	145,569,989	50,009,384	721,955

Total undistributed earnings	145,569,989	51,775,519	721,955

Late-year ordinary and post-October capital loss deferrals*	(6,292,971)	—	(67,038)

Unrealized appreciation	272,411,649	204,515,794	2,265,785

Total accumulated earnings	$411,688,667	$256,291,313	$2,920,702

* Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses.

As of September 30, 2019, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,368,396,568	$518,708,822	$29,558,403

Gross tax appreciation	$323,020,604	$227,812,904	$2,768,670
Gross tax depreciation	(50,608,955)	(23,297,110)	(502,885)

Net tax appreciation	$272,411,649	$204,515,794	$2,265,785

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to

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certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, none of the Funds had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,585,307,593	$—	$—	$1,585,307,593
Short-Term Investments	—	55,500,624	—	55,500,624

Total	$1,585,307,593	$55,500,624	$—	$1,640,808,217

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$716,158,683	$—	$—	$716,158,683
Short-Term Investments	—	7,065,933	—	7,065,933

Total	$716,158,683	$7,065,933	$—	$723,224,616

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$30,568,479	$—	$—	$30,568,479
Short-Term Investments	—	1,255,709	—	1,255,709

Total	$30,568,479	$1,255,709	$—	$31,824,188

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

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4.  Purchases and Sales of Securities. For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$1,147,534,384	$966,340,282
Small Cap Value Fund	189,739,344	386,389,761
Small/Mid Cap Growth Fund	28,246,006	15,323,220

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

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Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2019, the management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Small Cap Growth Fund	$11,217,209	$—	$11,217,209	0.75%	0.75%
Small Cap Value Fund	5,996,267	—	5,996,267	0.75%	0.75%
Small/Mid Cap Growth Fund	175,353	104,365	70,988	0.75%	0.30%

For the year ended September 30, 2019, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$155,034	$49,387	$5,632	$—	$210,053

1 Waiver/expense reimbursements are subject to possible recovery until September 30, 2020.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$269,104	$—
Small Cap Value Fund	44,171	386,674	44,171

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

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Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Small Cap Growth Fund	$658,351	$11,103	$647,248
Small Cap Value Fund	351,874	6,305	345,569
Small/Mid Cap Growth Fund	10,310	168	10,142

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,187,960
Small Cap Value Fund	623,706
Small/Mid Cap Growth Fund	561

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As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$15,155
Small Cap Value Fund	6,383
Small/Mid Cap Growth Fund	9

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions

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of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

f.  Affiliated Ownership. As of September 30, 2019, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.18%	1.38%	1.56%
Small Cap Value Fund	0.35%	3.91%	4.26%
Small/Mid Cap Growth Fund	—	14.46%	14.46%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,073,889	$133,017	$—	$2,219
Small Cap Value Fund	481,548	155,099	17,723	681
Small/Mid Cap Growth Fund	2,908	—	—	—

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to

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each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, Small Cap Growth Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $111,196,100 at a weighted average interest rate of 3.49%. Interest expense incurred was $10,790.

8.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Value Fund	1	6.32%	—	6.32%
Small/Mid Cap Growth Fund	4	52.63%	14.46%	67.09%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,579,961	$308,840,843	5,754,255	$164,470,396
Issued in connection with the reinvestment of distributions	3,229,384	71,175,640	3,526,960	89,866,953
Redeemed	(9,640,609)	(255,383,227)	(10,014,456)	(275,865,186)

Net change	5,168,736	$124,633,256	(733,241)	$(21,527,837)

Retail Class
Issued from the sale of shares	1,457,788	$35,354,241	1,440,364	$38,533,569
Issued in connection with the reinvestment of distributions	580,575	11,675,362	555,428	13,074,766
Redeemed	(2,734,300)	(66,088,287)	(1,512,825)	(39,740,093)

Net change	(695,937)	$(19,058,684)	482,967	$11,868,242

Class N
Issued from the sale of shares	14,891,081	$407,213,957	6,071,292	$171,038,280
Issued in connection with the reinvestment of distributions	2,040,644	45,322,697	1,378,059	35,305,861
Redeemed	(9,488,573)	(252,762,328)	(1,311,117)	(37,531,530)

Net change	7,443,152	$199,774,326	6,138,234	$168,812,611

Increase from capital share transactions	11,915,951	$305,348,898	5,887,960	$159,153,016

	Small Cap Value Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,885,997	$52,720,402	2,693,880	$94,890,273
Issued in connection with the reinvestment of distributions	2,757,754	64,641,757	2,049,039	70,363,994
Redeemed	(6,172,550)	(172,631,075)	(5,895,445)	(207,624,212)

Net change	(1,528,799)	$(55,268,916)	(1,152,526)	$(42,369,945)

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9.  Capital Shares – continued

	Small Cap Value Fund – continued

	Year Ended September 30, 2019		Year Ended September 30, 2018

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	248,433	$6,930,683	283,804	$9,876,474
Issued in connection with the reinvestment of distributions	1,013,991	23,352,213	802,859	27,144,677
Redeemed	(2,489,201)	(67,155,838)	(1,902,508)	(66,646,118)

Net change	(1,226,777)	$(36,872,942)	(815,845)	$(29,624,967)

Admin Class
Issued from the sale of shares	164,641	$4,244,622	189,958	$6,328,263
Issued in connection with the reinvestment of distributions	103,280	2,261,822	78,301	2,544,008
Redeemed	(505,156)	(12,991,234)	(388,643)	(12,936,046)

Net change	(237,235)	$(6,484,790)	(120,384)	$(4,063,775)

Class N
Issued from the sale of shares	1,949,203	$53,692,224	829,306	$29,863,505
Issued in connection with the reinvestment of distributions	779,733	18,276,952	479,347	16,470,360
Redeemed	(2,136,634)	(60,278,030)	(596,844)	(21,132,571)

Net change	592,302	$11,691,146	711,809	$25,201,294

Decrease from capital share transactions	(2,400,509)	$(86,935,502)	(1,376,946)	$(50,857,393)

	Small/Mid Cap Growth Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,433,625	$23,898,389	925,420	$12,965,329
Issued in connection with the reinvestment of distributions	540,127	4,234,598	—	—
Redeemed	(681,600)	(7,115,964)	(981,019)	(14,098,148)

Increase (decrease) from capital share transactions	2,292,152	$21,017,023	(55,599)	$(1,132,819)

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Notes to Financial Statements – continued

September 30, 2019

10.  Subsequent Event. Effective October 1, 2019, Small/Mid Cap Growth Fund will begin offering Class N shares to investors. Class N shares will be offered with an initial minimum investment of $1,000,000. There will be no initial minimum investment for certain retirement plans and funds of funds that are distributed by Natixis Distribution. Also effective October 1, 2019, Institutional Class shares of Small/Mid Cap Growth Fund will be subject to a minimum initial investment of $100,000.

69  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by

|  70

Report of Independent Registered Public Accounting Firm

correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

71  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2019, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$131,384,945
Small Cap Value	110,962,781
Small/Mid Cap Growth	4,717,064

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

|  72

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

73  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

75  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

77  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols

Daniel Conklin, CFA®*	Class A LSDRX

Christopher T. Harms	Class C LSCDX

Clifton V. Rowe, CFA®	Class N LSDNX

Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Loomis Sayles & Company, L.P.

*	Daniel Conklin was named Associate Portfolio Manager effective October 1, 2019.

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fuel gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September — near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, investment grade corporates were boosted by both positive earnings trends and healthy investor risk appetites.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage backed securities (CMBS) delivered the largest gains, followed by mortgage-backed-securities (MBS) and asset-backed securities (ABS), respectively.

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Intermediate Duration Bond Fund returned 8.38% at net asset value. The Fund

1  |

outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 8.17%.

Explanation of Fund Performance

A meaningful underweight to US Treasuries proved beneficial as the sector underperformed risk assets during the period. Corporate bond exposure was a strong source of positive performance over the period as corporates outperformed US Treasuries of comparable duration (and corresponding interest rate sensitivity). Positive contributions within the Fund’s allocation to corporates were driven by an overweight to financial issuers, most notably within banking and insurance. Additionally, security selection within industrial-related segments such as communications, basic industry and consumer cyclical also contributed to performance. Finally, out-of-benchmark positioning in securitized credit was advantageous over the 12 months, most notably issuer choices within non-agency CMBS and car loan receivables within ABS.

On the downside, exposure to agency-backed securitized assets marginally detracted from performance. Security selection within student loan names was also a slight constraint on relative performance during the period. Finally, the Fund’s allocation to government- related sectors weighed modestly on return.

Outlook

We believe that the Fed will cut rates at least one more time in 2019 depending on the progress of trade talks and economic indicators. In our opinion, the cuts should help ameliorate yield curve inversion, stimulate activity and ease concerns about the end of the credit cycle.1 We believe these cuts represent a “mid-cycle adjustment” and we do not expect a US recession to take hold over the next twelve months.

Corporate fundamentals remain consistent with a credit cycle in late expansion mode. Top line revenues have plateaued, margins have started to deteriorate, leverage is elevated, and businesses are concerned with the economic environment, particularly given the ongoing discussions around trade. Primary cycle risks continue to include the pace of global growth, US trade policy, strong dollar, global central bank policy accommodation and the potential for further escalation of Middle East tensions.

We continue to favor sectors offering higher yield potential than Treasuries and therefore remain underweight government bonds given low yields.

Additionally, we continue to be overweight credit. We are focused on security selection opportunities, buying new issues with favorable concessions and secondary market bonds that offer potentially favorable risk/return profiles. We remain overweight both agency and non-agency CMBS, particularly senior parts of the capital stack.

Within MBS, we are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. Consumer fundamentals continue to be healthy and we still favor auto loans and credit card receivables within ABS.

|  2

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

We have been maintaining a higher yield and exposure to more credit-sensitive sectors relative to the benchmark. We continue to monitor the portfolio and diversify our holdings with an eye toward minimizing undue exposure to macroeconomic risk and/or issuer-specific events.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares

September 30, 2009 through September 30, 20191,4,5

3  |

Average Annual Total Returns — September 30, 20194,5

				Life of	Expense Ratios[6]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	8.38%	2.91%	3.75%	—%	0.45%	0.40%

Class A (Inception 5/28/10)[1]
NAV	8.11	2.65	3.50	—	0.70	0.65
With 4.25% Maximum Sales Charge	3.54	1.77	3.05	—

Class C (Inception 8/31/16)[1]
NAV	7.28	1.86	2.64	—	1.45	1.40
With CDSC[2]	6.28	1.86	2.64	—

Class N (Inception 2/01/19)
NAV	—	—	—	6.19	0.40	0.35

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	8.17	2.68	3.05	5.70

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

As of August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols

Daniel Conklin, CFA®*	Class A NEFLX

Christopher T. Harms	Class C NECLX

Clifton V. Rowe, CFA®	Class N LGANX

Kurt L. Wagner, CFA®, CIC	Class Y NELYX

Loomis, Sayles & Company, L.P.

*	Daniel Conklin was named Associate Portfolio Manager effective October 1, 2019.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates.

The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fuel gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September — near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities (CMBS) delivered the largest gains, followed by mortgage-backed securities (MBS) and asset-backed securities (ABS), respectively.

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund returned 4.67% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned 5.69%.

5  |

Explanation of Fund Performance

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) was the main detractor from relative return. The portfolio’s slightly shorter-than-benchmark stance with respect to duration (and corresponding sensitivity to changes in interest rates) weighed on results as yields fell. An underweight allocation to US Agency bonds acted as a constraint on performance as the sector outperformed comparable-duration Treasuries over the period. Finally, the Fund’s cash position detracted from relative return.

The Fund’s selection within securitized assets aided performance relative to the benchmark for the 12-month period. On the agency-backed side of securitized assets, holdings of CMBS led positive contributions, while auto receivables within ABS contributed positively on the non-agency side.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are more attractive with valuations near longer-term averages. Mortgages issued in recent years are relatively high quality compared with those issued in prior years. Therefore, we favor an underweight to recently issued 30-year MBS and prefer MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive.

We believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. Within the sector we favor higher-yielding securities and bonds of less frequent issuers within ABS. Our analysis indicates the credit risk of these securities is inefficiently priced and they offer potentially attractive opportunities for additional yield.

|  6

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares

September 30, 2009 through September 30, 20193

7  |

Average Annual Total Returns — September 30, 20193

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	4.67%	1.52%	2.11%	—%	0.55%	0.55%

Class A (Inception 1/3/89)
NAV	4.42	1.27	1.85	—	0.80	0.80
With 2.25% Maximum Sales Charge	2.03	0.80	1.62	—

Class C (Inception 12/30/94)
NAV	3.64	0.51	1.09	—	1.55	1.55
With CDSC[1]	2.64	0.51	1.09	—

Class N (Inception 2/1/17)
NAV	4.77	—	—	2.23	0.48	0.46

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	5.69	1.69	1.68	2.23

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is composed of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  10

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,039.80	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$1,037.00	$7.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class N
Actual	$1,000.00	$1,041.40	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78
Class Y
Actual	$1,000.00	$1,042.10	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,020.90	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$1,017.10	$7.84
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class N
Actual	$1,000.00	$1,022.70	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$1,023.10	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55%, 0.46% and 0.55% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

11  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review

|  12

Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that through December 31, 2018, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Intermediate Duration Bond Fund	17%	76%	83%
Loomis Sayles Limited Term Government and Agency Fund	29%	15%	22%

13  |

In the case of a Fund that had performance that lagged that of a relevant category group median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had shown improvement relative to its category; (3) the Fund had outperformed its relevant performance benchmark; and (4) that the Fund had recently been assigned to a different category by the independent third-party data provider, which is expected to result in more relevant performance comparisons.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Funds under their caps. The Trustees noted that the total advisory fee rates for the Funds were below the medians of their respective peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its

|  14

affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that the Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that all of the Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the

15  |

Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, should be continued through June 30, 2020.

|  16

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 97.5% of Net Assets
	ABS Car Loan — 9.0%
$22,037	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$22,064
70,164	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	70,323
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	159,940
555,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/08/2021(a)	554,335
110,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.300%, 2/18/2022	109,990
510,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024	526,963
480,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	483,707
695,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	695,536
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A(a)	363,898
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	102,714
640,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	665,998
261,072	Bank of the West Auto Trust, Series 2017-1, Class A3, 2.110%, 1/15/2023, 144A	260,875
450,000	Bank of the West Auto Trust, Series 2019-1, Class A3, 2.430%, 4/15/2024, 144A	453,441
461,067	California Republic Auto Receivables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022(a)	461,121
87,552	Capital Auto Receivables Asset Trust, Series 2017-1, Class A3, 2.020%, 8/20/2021, 144A	87,500
565,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	565,352
624,827	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(a)	624,158
660,000	Carvana Auto Receivables Trust, Series 2019-3A, Class A3, 2.340%, 6/15/2023, 144A(b)(c)	660,000
10,742	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/2021, 144A	10,740
25,558	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A	25,584
27,454	CPS Auto Receivables Trust, Series 2017-C, Class B, 2.300%, 7/15/2021, 144A	27,453
775,000	CPS Auto Receivables Trust, Series 2018-D, Class B, 3.610%, 11/15/2022, 144A	784,893
1,005,000	Drive Auto Receivables Trust, Series 2018-5, Class B, 3.680%, 7/15/2023	1,019,949
215,000	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.650%, 2/15/2024	217,034
153,564	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	153,711
170,881	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	172,767
3,715	DT Auto Owner Trust, Series 2017-1A, Class C, 2.700%, 11/15/2022, 144A	3,716
60,000	DT Auto Owner Trust, Series 2018-2A, Class C, 3.670%, 3/15/2024, 144A	60,777
285,000	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	290,586
270,000	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	274,000

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$184,397	Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022, 144A	$184,701
111,732	Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.750%, 4/15/2022, 144A	111,809
368,667	Exeter Automobile Receivables Trust, Series 2018-2A, Class B, 3.270%, 5/16/2022, 144A	369,620
150,000	Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.060%, 5/15/2023, 144A	151,561
123,173	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A	123,147
269,841	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.270%, 7/15/2022, 144A	269,732
270,465	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	271,724
183,065	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	183,877
4,893	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	4,893
64,560	Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021, 144A	64,547
800,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	824,530
230,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	230,002
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A(a)	704,581
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	619,703
635,000	Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.840%, 3/15/2024	646,926
265,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	269,622
631,525	GLS Auto Receivables Trust, Series 2019-2A, Class A, 3.060%, 4/17/2023, 144A	635,377
133,460	GM Financial Consumer Automobile Receivables Trust, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A	133,235
416,056	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A3, 1.970%, 5/16/2022, 144A(a)	416,009
450,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	452,683
510,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A(a)	510,451
150,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	150,601
125,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.220%, 2/15/2023, 144A	126,656
310,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	319,164
1,045,000	Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.450%, 5/15/2023, 144A	1,048,406
370,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	375,959
460,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	468,424

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$655,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	$655,112
129,353	Westlake Automobile Receivables Trust, Series 2018-1A, Class B, 2.670%, 5/17/2021, 144A	129,418
515,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class B, 3.260%, 10/17/2022, 144A	520,073
830,000	Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.620%, 7/15/2024, 144A	834,281
105,227	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	105,187

		21,821,136

	ABS Credit Card — 1.9%
620,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	635,223
925,000	Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025	926,745
805,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023(a)	805,186
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	263,155
555,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023(a)	554,888
730,000	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/2024(a)	729,410
585,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	584,609

		4,499,216

	ABS Home Equity — 0.4%
244,830	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	250,106
55,315	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	55,233
139,800	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	140,484
11,866	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.924%, 7/25/2021(b)(c)(d)	11,336
5,332	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)(c)(d)	5,273
279,300	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.868%, 10/25/2027(a)(e)	281,117
92,911	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(d)	93,053
79,350	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(d)	79,441
35,025	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 4.968%, 5/01/2035(d)	36,463

		952,506

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Other — 2.8%
$195,765	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	$199,656
176,558	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	176,284
520,000	Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.920%, 12/20/2029, 144A	521,249
194,829	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(d)	198,638
113,635	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	114,028
555,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	564,780
285,618	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	294,198
338,894	SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	341,636
64,021	Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	64,599
730,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	736,198
789,382	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	797,440
121,458	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	121,312
48,889	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	48,873
129,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	129,476
2,180,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.330%, 12/20/2023	2,197,250
345,000	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	345,700

		6,851,317

	ABS Student Loan — 0.4%
89,546	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	89,819
318,534	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	326,367
123,988	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 3.076%, 7/25/2025(e)	124,020
34,516	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	34,517
174,816	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	176,262
180,000	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	183,352
77,479	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 3.276%, 7/25/2025(e)	77,540

		1,011,877

	ABS Whole Business — 0.2%
529,650	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	554,983

	Aerospace & Defense — 0.2%
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	450,414

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 0.8%
$648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(a)(d)	$661,141
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)	530,657
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	723,635

		1,915,433

	Airlines — 0.0%
34,207	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	34,548

	Automotive — 5.0%
425,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020	424,958
925,000	American Honda Finance Corp., MTN, 2.150%, 9/10/2024	921,052
1,095,000	American Honda Finance Corp., MTN, 2.200%, 6/27/2022	1,099,041
245,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023	259,450
290,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	288,680
1,100,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	1,129,528
670,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	664,488
200,000	Ford Motor Credit Co. LLC, 3.810%, 1/09/2024	199,286
535,000	Ford Motor Credit Co. LLC, 4.542%, 8/01/2026	534,504
360,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	374,155
315,000	Harley-Davidson Financial Services, Inc., 3.350%, 2/15/2023, 144A	321,177
220,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	226,904
585,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	586,142
1,175,000	Hyundai Capital America, 3.000%, 6/20/2022, 144A	1,183,904
175,000	Hyundai Capital America, 3.450%, 3/12/2021, 144A	177,200
1,065,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	1,063,841
730,000	Nissan Motor Acceptance Corp., 3.450%, 3/15/2023, 144A	749,472
870,000	Toyota Motor Credit Corp., MTN, 2.150%, 9/08/2022	875,233
255,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	256,986
615,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023, 144A	655,224

		11,991,225

	Banking — 17.3%
315,000	American Express Co., 2.200%, 10/30/2020	315,470
495,000	American Express Co., 3.700%, 8/03/2023	521,514
915,000	ANZ New Zealand International Ltd., 2.200%, 7/17/2020, 144A	916,469
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	413,587
545,000	Bank of Montreal, MTN, 2.500%, 6/28/2024	550,784
950,000	Bank of Nova Scotia (The), 2.150%, 7/14/2020	951,239
450,000	Banque Federative du Credit Mutuel S.A., 2.200%, 7/20/2020, 144A	450,551
460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	466,048
485,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	510,389
1,110,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	1,160,136
770,000	Barclays PLC, (fixed rate to 6/20/2029, variable rate thereafter), 5.088%, 6/20/2030	802,874
720,000	BB&T Corp., MTN, 2.500%, 8/01/2024	725,777

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$1,015,000	BB&T Corp., MTN, 3.050%, 6/20/2022	$1,039,842
490,000	BNZ International Funding Ltd., 2.400%, 2/21/2020, 144A	490,558
160,000	Capital One Financial Corp., 3.750%, 3/09/2027	167,951
545,000	Capital One NA, 2.150%, 9/06/2022	544,466
215,000	Citigroup, Inc., 2.900%, 12/08/2021	218,172
1,000,000	Citigroup, Inc., (fixed rate to 1/24/2022, variable rate thereafter), 3.142%, 1/24/2023	1,018,220
310,000	Citizens Bank NA, 2.250%, 3/02/2020	310,097
250,000	Comerica Bank, 2.500%, 6/02/2020	250,659
225,000	Comerica, Inc., 3.700%, 7/31/2023	236,239
660,000	Cooperatieve Rabobank U.A. (NY), 2.750%, 1/10/2023	671,687
925,000	Credit Agricole S.A., 3.750%, 4/24/2023, 144A	966,749
940,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	974,541
215,000	Deutsche Bank AG, 3.150%, 1/22/2021	214,851
795,000	Discover Bank, 2.450%, 9/12/2024	793,132
240,000	Discover Financial Services, 4.500%, 1/30/2026	260,764
520,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	525,934
520,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	557,603
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	185,041
350,000	ING Groep NV, 4.625%, 1/06/2026, 144A	387,534
695,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	690,118
535,000	JPMorgan Chase & Co., (fixed rate to 4/1/2022, variable rate thereafter), 3.207%, 4/01/2023	548,037
790,000	KeyCorp, MTN, 2.550%, 10/01/2029	772,737
665,000	Lloyds Bank PLC, 2.250%, 8/14/2022	663,357
495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	519,027
560,000	Mitsubishi UFJ Financial Group, Inc., 3.195%, 7/18/2029	578,645
790,000	Mizuho Financial Group, Inc., (fixed rate to 9/13/2029, variable rate thereafter), 2.869%, 9/13/2030	786,689
930,000	National Australia Bank Ltd., 3.700%, 11/04/2021	960,230
1,135,000	National Bank of Canada, 2.200%, 11/02/2020	1,137,497
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	636,653
1,020,000	NatWest Markets PLC, 3.625%, 9/29/2022, 144A	1,047,147
1,055,000	Nordea Bank Abp, 2.125%, 5/29/2020, 144A	1,054,895
315,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	323,275
820,000	PNC Financial Services Group, Inc. (The), 2.600%, 7/23/2026	830,252
1,125,000	Royal Bank of Canada, GMTN, 2.550%, 7/16/2024	1,140,237
690,000	Santander Holdings USA, Inc., 3.500%, 6/07/2024	707,877
635,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022	652,831
235,000	Santander Holdings USA, Inc., 4.450%, 12/03/2021	245,450
350,000	Santander UK PLC, 2.125%, 11/03/2020	349,659
715,000	Santander UK PLC, 2.500%, 1/05/2021	715,903

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$580,000	Santander UK PLC, 2.875%, 6/18/2024	$588,648
530,000	Standard Chartered PLC, (fixed rate to 5/21/2024, variable rate thereafter), 3.785%, 5/21/2025, 144A	547,117
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	309,961
545,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	551,081
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	238,401
440,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	450,067
515,000	Svenska Handelsbanken AB, 3.900%, 11/20/2023	550,324
1,140,000	Synchrony Bank, 3.650%, 5/24/2021	1,161,902
150,000	Synchrony Financial, 3.700%, 8/04/2026	153,095
75,000	Synchrony Financial, 4.250%, 8/15/2024	79,056
1,065,000	Toronto Dominion Bank (The), MTN, 3.250%, 6/11/2021	1,087,382
840,000	U.S. Bank NA, 2.000%, 1/24/2020	840,062
1,150,000	UBS AG, 2.200%, 6/08/2020, 144A	1,151,081
665,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	680,007
1,030,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	1,059,831
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	198,361

		41,605,770

	Brokerage — 0.2%
415,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	422,695

	Building Materials — 0.3%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	107,385
600,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 2.800%, 5/22/2020(e)	600,824
40,000	Masco Corp., 3.500%, 4/01/2021	40,549
4,000	Masco Corp., 7.125%, 3/15/2020	4,079

		752,837

	Cable Satellite — 0.1%
320,000	Cox Communications, Inc., 3.150%, 8/15/2024, 144A	327,713

	Chemicals — 0.7%
205,000	Alpek SAB de CV, 4.250%, 9/18/2029, 144A	206,743
480,000	Cabot Corp., 4.000%, 7/01/2029	502,768
255,000	DuPont de Nemours, Inc., 3.766%, 11/15/2020	259,694
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,185
45,000	Methanex Corp., 3.250%, 12/15/2019	45,089
740,000	Methanex Corp., 5.250%, 12/15/2029	742,989

		1,766,468

	Collateralized Mortgage Obligations — 3.5%
672,484	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 2.820%, 2/20/2060(e)	675,080
328,151	Government National Mortgage Association, Series 2010-H03, Class FA, 1-month LIBOR + 0.550%, 2.690%, 3/20/2060(e)	328,645
173,905	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.880%, 7/20/2064(e)	173,990

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$123,467	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.729%, 7/20/2064(e)	$123,529
23,619	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	23,495
315,609	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	311,593
511,053	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.149%, 2/20/2066(a)(e)	516,423
571,230	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.829%, 4/20/2066(a)(e)	571,946
2,193,853	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(a)(d)	2,372,724
429,135	Government National Mortgage Association, Series 2019-H01, Class FL, 1-month LIBOR + 0.450%, 2.679%, 12/20/2068(e)	428,704
1,497,078	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 2.629%, 10/20/2068(a)(e)	1,494,981
1,304,620	Government National Mortgage Association, Series 2019-H10, Class FM, 1-month LIBOR + 0.400%, 2.629%, 5/20/2069(e)	1,303,830

		8,324,940

	Construction Machinery — 0.6%
265,000	Caterpillar Financial Services Corp., 2.650%, 5/17/2021	267,880
300,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	306,206
500,000	Caterpillar Financial Services Corp., MTN, 3.650%, 12/07/2023	530,837
110,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	112,242
174,000	John Deere Capital Corp., Series 0014, MTN, 2.450%, 9/11/2020	174,761

		1,391,926

	Consumer Cyclical Services — 0.7%
790,000	Expedia Group, Inc., 3.250%, 2/15/2030, 144A	787,747
285,000	Experian Finance PLC, 4.250%, 2/01/2029, 144A	320,116
495,000	Western Union Co. (The), 4.250%, 6/09/2023	520,323

		1,628,186

	Diversified Manufacturing — 0.8%
455,000	Kennametal, Inc., 4.625%, 6/15/2028	483,965
265,000	Timken Co. (The), 4.500%, 12/15/2028	284,250
860,000	United Technologies Corp., 3.650%, 8/16/2023	910,079
175,000	Wabtec Corp., 3-month LIBOR + 1.300%, 3.419%, 9/15/2021(e)	175,005
155,000	Wabtec Corp., 4.950%, 9/15/2028	170,916

		2,024,215

	Electric — 5.2%
720,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	772,882
225,000	Ameren Corp., 2.500%, 9/15/2024	226,117
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	123,009
1,035,000	Consolidated Edison, Inc., Series A, 2.000%, 3/15/2020	1,034,434
225,000	Dominion Energy, Inc., 3.071%, 8/15/2024	230,480
590,000	DTE Energy Co., Series C, 2.529%, 10/01/2024	591,757

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$1,135,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	$1,174,325
575,000	Evergy, Inc., 2.900%, 9/15/2029	572,092
451,000	Exelon Corp., 2.450%, 4/15/2021	452,010
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	179,244
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	121,464
605,000	Fortis, Inc., 2.100%, 10/04/2021	603,007
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	191,491
690,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019	688,129
830,000	Nextera Energy Capital Holding, Inc., 2.403%, 9/01/2021	835,121
1,115,000	PNM Resources, Inc., 3.250%, 3/09/2021	1,125,529
370,000	PSEG Power LLC, 3.850%, 6/01/2023	390,836
235,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	241,112
273,000	Southern Co. (The), 2.750%, 6/15/2020	273,997
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	721,234
815,000	Vistra Operations Co. LLC, 3.550%, 7/15/2024, 144A	820,409
1,030,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	1,058,795

		12,427,474

	Finance Companies — 1.3%
790,000	Air Lease Corp., 3.250%, 10/01/2029	778,882
275,000	Air Lease Corp., 3.875%, 7/03/2023	286,975
210,000	Aircastle Ltd., 4.125%, 5/01/2024	218,785
1,005,000	Ares Capital Corp., 4.200%, 6/10/2024	1,030,130
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	315,403
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	236,935
375,000	Avolon Holdings Funding Ltd., 3.625%, 5/01/2022, 144A	380,063

		3,247,173

	Financial Other — 0.2%
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	411,275
185,000	ORIX Corp., 3.250%, 12/04/2024	191,764

		603,039

	Food & Beverage — 2.8%
835,000	Bacardi Ltd., 4.700%, 5/15/2028, 144A	911,961
120,000	Brown-Forman Corp., 3.500%, 4/15/2025	127,695
525,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	552,998
565,000	Coca-Cola Co. (The), 1.750%, 9/06/2024	559,702
785,000	Diageo Capital PLC, 2.375%, 10/24/2029	777,904
1,095,000	General Mills, Inc., 2.600%, 10/12/2022	1,107,033
90,000	Kraft Heinz Foods Co., 3.000%, 6/01/2026	89,045
555,000	Kraft Heinz Foods Co., 3.750%, 4/01/2030, 144A	560,182
845,000	Molson Coors Brewing Co., 2.250%, 3/15/2020	844,484
795,000	Mondelez International Holdings Netherlands BV, 2.250%, 9/19/2024, 144A	791,163
140,000	Smithfield Foods, Inc., 3.350%, 2/01/2022, 144A	140,417
320,000	Sysco Corp., 3.550%, 3/15/2025	339,023

		6,801,607

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Government Owned – No Guarantee — 0.1%
$155,000	Petroleos Mexicanos, 6.875%, 8/04/2026	$166,644

	Health Insurance — 0.1%
310,000	Humana, Inc., 2.500%, 12/15/2020	310,707

	Healthcare — 0.8%
630,000	Cigna Corp., 3.750%, 7/15/2023	659,721
95,000	Express Scripts Holding Co., 4.500%, 2/25/2026	103,750
65,000	Express Scripts Holding Co., 4.750%, 11/15/2021	68,311
190,000	Fresenius Med Care III Co., 3.750%, 6/15/2029, 144A	191,116
195,000	HCA, Inc., 4.125%, 6/15/2029	204,494
183,000	Life Technologies Corp., 6.000%, 3/01/2020	185,802
310,000	MEDNAX, Inc., 6.250%, 1/15/2027, 144A	307,653
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	94,712

		1,815,559

	Hybrid ARMs — 0.1%
40,677	FHLMC, 1-year CMT + 2.255%, 4.586%, 1/01/2035(e)	42,965
90,563	FHLMC, 1-year CMT + 2.500%, 4.992%, 5/01/2036(e)	96,063

		139,028

	Life Insurance — 2.3%
85,000	AIG Global Funding, 2.150%, 7/02/2020, 144A	85,059
380,000	Athene Global Funding, 2.750%, 4/20/2020, 144A	381,323
330,000	Brighthouse Financial, Inc., Series WI, 3.700%, 6/22/2027	325,879
405,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	404,312
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	166,711
505,000	Metropolitan Life Global Funding I, 2.400%, 6/17/2022, 144A	509,248
1,070,000	New York Life Global Funding, 2.875%, 4/10/2024, 144A	1,103,395
915,000	New York Life Global Funding, 2.950%, 1/28/2021, 144A	926,612
615,000	Protective Life Corp., 3.400%, 1/15/2030, 144A	625,236
720,000	Reliance Standard Life Global Funding, 3.850%, 9/19/2023, 144A	756,564
170,000	Unum Group, 4.000%, 6/15/2029	176,706
63,000	Unum Group, 5.625%, 9/15/2020	65,005

		5,526,050

	Lodging — 0.2%
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	372,518

	Media Entertainment — 0.3%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021	95,244
425,000	CBS Corp., 2.900%, 6/01/2023	430,875
130,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	131,527
112,000	S&P Global, Inc., 3.300%, 8/14/2020	113,072

		770,718

	Metals & Mining — 0.3%
585,000	ArcelorMittal, 3.600%, 7/16/2024	590,957
155,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	162,588

		753,545

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Midstream — 0.7%
$25,000	Energy Transfer Operating LP, 4.250%, 3/15/2023	$26,119
440,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	451,357
1,130,000	MPLX LP, 3-month LIBOR + 0.900%, 3.002%, 9/09/2021(e)	1,133,751
195,000	ONEOK, Inc., 3.400%, 9/01/2029	193,715

		1,804,942

	Mortgage Related — 2.2%
2,672	FHLMC, 3.000%, 10/01/2026	2,746
237	FHLMC, 6.500%, 1/01/2024	264
54	FHLMC, 8.000%, 7/01/2025	58
54	FNMA, 6.000%, 9/01/2021	54
176,347	GNMA, 4.200%, 2/20/2063(a)(d)	177,907
164,811	GNMA, 4.217%, 2/20/2063(d)	166,772
44,154	GNMA, 4.224%, 5/20/2062(d)	44,482
38,217	GNMA, 4.307%, 5/20/2062(d)	38,811
73,356	GNMA, 4.360%, 10/20/2062(d)	74,299
106,192	GNMA, 4.395%, 4/20/2063(d)	107,635
60,484	GNMA, 4.404%, 6/20/2066(d)	65,708
222,178	GNMA, 4.431%, 10/20/2066(d)	244,143
104,102	GNMA, 4.436%, 9/20/2066(d)	113,815
99,405	GNMA, 4.442%, 11/20/2064(d)	100,815
59,657	GNMA, 4.443%, 11/20/2066(d)	64,952
68,599	GNMA, 4.465%, 8/20/2066(d)	74,706
110,346	GNMA, 4.499%, 11/20/2066(d)	120,920
215,877	GNMA, 4.504%, 4/20/2063(a)(d)	218,963
123,511	GNMA, 4.524%, 10/20/2066(d)	135,341
192,292	GNMA, 4.529%, 9/20/2066(d)	212,262
1,037,337	GNMA, 4.530%, 4/20/2067(a)(d)	1,148,890
89,322	GNMA, 4.532%, 10/20/2066(d)	98,678
92,821	GNMA, 4.545%, 3/20/2063(d)	93,872
458,596	GNMA, 4.549%, 7/20/2067(a)(d)	511,488
89,240	GNMA, 4.551%, 2/20/2063(d)	90,143
874,764	GNMA, 4.590%, 1/20/2067(a)(d)	973,267
12,291	GNMA, 4.622%, 7/20/2062(d)	12,493
415,378	GNMA, 4.686%, 5/20/2064(a)(d)	447,618
674	GNMA, 4.700%, 8/20/2061(d)	732
793	GNMA, 6.500%, 12/15/2023	878

		5,342,712

	Natural Gas — 0.5%
250,000	Atmos Energy Corp., 2.625%, 9/15/2029	252,826
965,000	Sempra Energy, 1.625%, 10/07/2019	964,909

		1,217,735

	Non-Agency Commercial Mortgage-Backed Securities — 5.4%
565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	577,387
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	532,613

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	$381,352
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	1,049,631
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(d)	276,015
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	543,528
28,635	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	28,627
68,558	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	68,545
189,792	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	195,515
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047(a)	493,071
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	297,521
280,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	293,931
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	561,830
640,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	685,232
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	89,026
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(d)	354,634
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	354,437
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	188,534
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	362,582
102,657	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	105,556
166,200	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1, 2.086%, 3/15/2050	165,854
1,100,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052	1,182,152
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.218%, 7/15/2046(d)	255,948
181,889	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	184,768
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	136,292
195,456	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.248%, 11/15/2027, 144A(e)	195,200

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	$504,682
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	582,733
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	213,652
1,295,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	1,319,365
152,101	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	154,462
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	349,872
325,752	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	336,026

		13,020,573

	Oil Field Services — 0.4%
980,000	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	996,313

	Pharmaceuticals — 0.5%
305,000	AbbVie, Inc., 3.600%, 5/14/2025	317,226
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	240,365
525,000	Pfizer, Inc., 3.200%, 9/15/2023	549,833

		1,107,424

	Property & Casualty Insurance — 0.9%
645,000	American Financial Group, Inc., 3.500%, 8/15/2026	662,474
180,000	Assurant, Inc., 4.200%, 9/27/2023	188,274
145,000	AXIS Specialty Finance LLC, 3.900%, 7/15/2029	151,656
275,000	Enstar Group Ltd., 4.950%, 6/01/2029	290,333
690,000	PartnerRe Finance B LLC, 3.700%, 7/02/2029	718,978
270,000	Willis North America, Inc., 2.950%, 9/15/2029	265,744

		2,277,459

	Railroads — 0.2%
206,000	CSX Corp., 3.700%, 10/30/2020	208,522
215,000	Union Pacific Corp., 3.646%, 2/15/2024	227,472

		435,994

	REITs – Apartments — 0.1%
270,000	UDR, Inc., 3.000%, 8/15/2031	270,275

	REITs – Diversified — 0.2%
565,000	EPR Properties, 3.750%, 8/15/2029	564,811

	REITs – Health Care — 0.4%
615,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	648,251
190,000	Sabra Health Care LP/Sabra Capital Corp., 4.800%, 6/01/2024	200,490

		848,741

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Hotels — 0.6%
$695,000	Host Hotels & Resorts LP, Series H, 3.375%, 12/15/2029	$693,960
785,000	Service Properties Trust, 4.950%, 10/01/2029	778,239

		1,472,199

	REITs – Office Property — 0.3%
140,000	Alexandria Real Estate Equities, Inc., 2.750%, 12/15/2029	137,973
185,000	Kilroy Realty LP, 3.050%, 2/15/2030	181,219
290,000	Office Properties Income Trust, 4.250%, 5/15/2024	296,441

		615,633

	REITs – Regional Malls — 0.3%
735,000	Simon Property Group LP, 2.000%, 9/13/2024	727,850

	REITs – Shopping Centers — 0.3%
565,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	587,646
120,000	Regency Centers LP, 2.950%, 9/15/2029	119,678

		707,324

	REITs – Single Tenant — 0.2%
525,000	Spirit Realty LP, 3.400%, 1/15/2030	521,140

	Restaurants — 0.7%
1,280,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,299,475
420,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	438,337

		1,737,812

	Retailers — 0.8%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	351,580
290,000	AutoNation, Inc., 4.500%, 10/01/2025	308,169
415,000	Best Buy Co., Inc., 4.450%, 10/01/2028	450,759
55,000	Ralph Lauren Corp., 3.750%, 9/15/2025	59,023
850,000	Seven & i Holdings Co. Ltd., 3.350%, 9/17/2021, 144A	867,609

		2,037,140

	Sovereigns — 0.4%
930,000	Abu Dhabi Government International Bond, 2.500%, 9/30/2029, 144A	923,471

	Technology — 2.6%
560,000	Amphenol Corp., 2.800%, 2/15/2030	544,485
915,000	Flex Ltd., 4.875%, 6/15/2029	960,508
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	456,819
565,000	Global Payments, Inc., 2.650%, 2/15/2025	567,616
610,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	609,992
1,145,000	Hewlett Packard Enterprise Co., 3-month LIBOR + 0.680%, 2.807%, 3/12/2021(e)	1,147,246
530,000	International Business Machines Corp., 2.850%, 5/13/2022	541,143
89,000	Jabil, Inc., 5.625%, 12/15/2020	92,175
175,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	183,423
140,000	Microchip Technologies, Inc., 3.922%, 6/01/2021	142,993
565,000	Panasonic Corp., 2.536%, 7/19/2022, 144A	568,422
205,000	Seagate HDD Cayman, 4.875%, 3/01/2024	215,331
130,000	Texas Instruments, Inc., 2.250%, 9/04/2029	127,983

		6,158,136

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Tobacco — 0.3%
$565,000	BAT Capital Corp., 3.215%, 9/06/2026	$557,879
215,000	Imperial Brands Finance PLC, 3.500%, 7/26/2026, 144A	214,994

		772,873

	Transportation Services — 1.0%
410,000	FedEx Corp., 3.100%, 8/05/2029	406,392
695,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	735,478
135,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.450%, 1/29/2026, 144A	145,783
320,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	335,722
275,000	Ryder System, Inc., MTN, 3.875%, 12/01/2023	291,675
430,000	TTX Co., 2.600%, 6/15/2020, 144A	430,994

		2,346,044

	Treasuries — 19.6%
6,585,000	U.S. Treasury Note, 1.125%, 2/28/2021	6,527,124
21,825,000	U.S. Treasury Note, 1.250%, 8/31/2024	21,518,939
2,395,000	U.S. Treasury Note, 1.500%, 9/15/2022	2,390,509
9,330,000	U.S. Treasury Note, 1.750%, 6/30/2024	9,409,086
7,015,000	U.S. Treasury Note, 2.375%, 5/15/2029	7,449,601

		47,295,259

	Wireless — 0.1%
200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	208,655

	Wirelines — 0.2%
205,000	British Telecommunications PLC, 4.500%, 12/04/2023	220,471
144,000	Verizon Communications, Inc., 3.376%, 2/15/2025	151,901

		372,372

	Total Bonds and Notes (Identified Cost $231,408,623)	235,044,354

Short-Term Investments — 3.6%
8,791,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $8,791,560 on 10/01/2019 collateralized by $8,420,000 U.S. Treasury Note, 2.625% due 1/31/2026 valued at $8,970,474 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,791,292)	8,791,292

	Total Investments — 101.1% (Identified Cost $240,199,915)	243,835,646
	Other assets less liabilities — (1.1)%	(2,655,425)

	Net Assets — 100.0%	$241,180,221

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

(c)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $676,609 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(e)	Variable rate security. Rate as of September 30, 2019 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $58,380,606 or 24.2% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2019	174	$20,846,172	$20,731,828	$(114,344)

Industry Summary at September 30, 2019

Treasuries	19.6%
Banking	17.3
ABS Car Loan	9.0
Non-Agency Commercial Mortgage-Backed Securities	5.4
Electric	5.2
Automotive	5.0
Collateralized Mortgage Obligations	3.5
ABS Other	2.8
Food & Beverage	2.8
Technology	2.6
Life Insurance	2.3
Mortgage Related	2.2
Other Investments, less than 2% each	19.8
Short-Term Investments	3.6

Total Investments	101.1
Other assets less liabilities (including futures contracts)	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 82.4% of Net Assets
	ABS Car Loan — 1.4%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,566,782
840,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	862,799
1,824,950	CPS Auto Receivables Trust, Series 2019-C, Class A, 2.550%, 9/15/2022, 144A	1,826,898
1,516,646	Exeter Automobile Receivables Trust, Series 2019-3A, Class A, 2.590%, 9/15/2022, 144A	1,519,529
936,969	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	941,329
2,090,000	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.640%, 5/15/2023, 144A	2,124,200
1,495,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	1,496,323
685,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	687,743

		11,025,603

	ABS Home Equity — 0.2%
810,839	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	814,808
725,259	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	726,096

		1,540,904

	ABS Other — 0.8%
736,996	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	751,646
825,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 2.648%, 9/25/2023, 144A(b)	826,016
2,740,122	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	2,768,093
2,214,829	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	2,236,563

		6,582,318

	ABS Student Loan — 0.0%
85,950	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 2.968%, 1/25/2039, 144A(b)	86,387

	Agency Commercial Mortgage-Backed Securities — 9.2%
1,303,608	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 3.228%, 11/25/2022(b)	1,304,998
614,913	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	615,614
13,445,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	14,621,628
4,393,698	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	4,400,849
4,185,657	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,261,753

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$3,859,195	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	$3,913,210
6,377,810	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,472,989
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	2,772,844
2,358,609	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,387,363
248,895	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 2.419%, 11/25/2021(b)	248,431
1,730,160	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 2.739%, 1/25/2023(b)	1,730,695
4,664,742	FHLMC Multifamily Structured Pass Through Certificates, Series KF53, Class A, 1-month LIBOR + 0.390%, 2.479%, 10/25/2025(b)	4,644,389
429,355	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 2.249%, 9/25/2022(b)	428,534
2,087,765	FHLMC Multifamily Structured Pass Through Certificates, Series KI02, Class A, 1-month LIBOR + 0.200%, 2.289%, 2/25/2023(b)	2,087,332
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	11,183,132
5,979,543	FHLMC Multifamily Structured Pass Through Certificates, Series Q008, Class A, 1-month LIBOR + 0.390%, 2.479%, 10/25/2045(b)	5,982,608
5,200,000	FNMA, 3.580%, 1/01/2026	5,643,286
130,409	Government National Mortgage Association, Series 2003-72, Class Z, 5.288%, 11/16/2045(a)	139,828
103,464	Government National Mortgage Association, Series 2003-88, Class Z, 4.498%, 3/16/2046(a)	108,703

		72,948,186

	Collateralized Mortgage Obligations — 12.3%
34,256	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year Treasury – 0.200%, 1.740%, 5/15/2023(b)(c)(d)	33,380
25,744	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year Treasury – 0.650%, 0.930%, 8/15/2023(b)(c)(d)	25,144
116,683	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)(d)	125,097
29,332	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(c)(d)	29,078
992,266	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	1,078,487
1,499,194	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	1,671,139
754,076	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	826,482
1,120,447	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 2.827%, 6/15/2048(a)(e)	1,118,069
1,285,005	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 3.991%, 12/15/2036(a)(e)	1,353,122

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$721,452	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 1-month LIBOR + 2.100%, 4.128%, 6/15/2043(b)	$739,143
1,122,802	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	1,269,397
18,277	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year Treasury – 0.050%, 1.690%, 9/25/2022(b)(c)(d)	18,046
26,094	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year Treasury – 0.500%, 1.080%, 4/25/2024(b)(c)(d)	25,437
8,169	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.693%, 8/25/2042(a)(c)(d)	8,391
403,933	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025(c)(d)	418,175
495,726	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 2.279%, 7/25/2037(b)	487,249
1,151,255	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.453%, 8/25/2038(a)	1,190,059
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 3.018%, 7/25/2043(b)	5,255,850
5,479	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 10-year Treasury – 0.650%, 1.150%, 4/25/2023(b)(c)(d)	5,424
8,016	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 4.294%, 3/25/2044(a)(c)(d)	8,635
519,719	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 3.646%, 10/25/2044(b)	525,332
1,038,021	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.559%, 10/20/2060(b)	1,034,057
994,919	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.579%, 10/20/2060(b)	991,359
785,374	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.679%, 2/20/2061(b)	784,751
311,961	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061	313,346
919,799	Government National Mortgage Association, Series 2012-124, Class HT, 7.290%, 7/20/2032(a)	917,547
46,140	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 2.679%, 5/20/2062(b)(c)(d)	45,678
849,603	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.749%, 8/20/2062(b)	849,957
509,257	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 2.729%, 10/20/2062(b)(c)(d)	506,118
204,772	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 2.729%, 12/20/2062(b)(c)(d)	203,793
3,426,027	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 2.579%, 3/20/2063(b)	3,417,187
2,286,031	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 2.629%, 3/20/2063(b)	2,282,066
8,513,294	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 2.590%, 4/20/2063(b)	8,536,004

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$5,235,262	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.880%, 7/20/2064(b)	$5,237,810
3,669,200	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.729%, 7/20/2064(b)	3,671,036
3,121,125	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 2.699%, 2/20/2065(b)	3,119,609
50,759	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 2.529%, 4/20/2061(b)(c)(d)	50,373
630,987	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	627,686
5,334,199	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	5,266,320
108,690	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 2.479%, 4/20/2065(b)(c)(d)	108,049
4,445,103	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 2.459%, 5/20/2065(b)	4,419,905
1,009,607	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 2.529%, 7/20/2065(b)	1,008,358
97,663	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 2.929%, 10/20/2065(b)(c)(d)	97,352
36,234	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 2.909%, 8/20/2061(b)(c)(d)	36,123
5,599,036	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.149%, 2/20/2066(b)	5,657,871
2,129,864	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.829%, 4/20/2066(b)	2,132,534
2,808,531	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 2.629%, 9/20/2063(b)	2,807,881
2,807,113	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 2.479%, 10/20/2067(b)	2,804,409
8,027,184	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 2.590%, 6/20/2068(b)	7,914,329
14,158,998	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	15,070,958
216,191	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 2.399%, 12/07/2020(b)	216,071
311,918	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 2.507%, 10/07/2020(b)	312,053
855,328	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 2.617%, 12/08/2020(b)	855,832
56,002	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 2.617%, 12/08/2020(b)	56,085

		97,563,643

	Hybrid ARMs — 6.0%
1,232,834	FHLMC, 12-month LIBOR + 1.771%, 4.113%, 9/01/2035(b)	1,294,263
348,556	FHLMC, 1-year CMT + 1.870%, 4.397%, 9/01/2038(b)	363,125
403,297	FHLMC, 6-month LIBOR + 1.704%, 4.398%, 6/01/2037(b)	408,700

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$202,019	FHLMC, 12-month LIBOR + 1.625%, 4.403%, 11/01/2038(b)	$210,514
68,839	FHLMC, 12-month LIBOR + 1.729%, 4.426%, 12/01/2037(b)	69,693
595,771	FHLMC, 1-year CMT + 2.248%, 4.478%, 9/01/2038(b)	627,876
850,147	FHLMC, 1-year CMT + 2.220%, 4.595%, 7/01/2033(b)	892,641
235,856	FHLMC, 12-month LIBOR + 1.718%, 4.636%, 4/01/2037(b)	247,766
489,962	FHLMC, 1-year CMT + 2.165%, 4.672%, 4/01/2036(b)	506,337
150,456	FHLMC, 1-year CMT + 2.209%, 4.677%, 9/01/2038(b)	158,970
280,577	FHLMC, 12-month LIBOR + 1.798%, 4.684%, 11/01/2038(b)	296,056
2,476,457	FHLMC, 1-year CMT + 2.251%, 4.695%, 3/01/2037(b)	2,614,440
280,238	FHLMC, 12-month LIBOR + 1.795%, 4.750%, 3/01/2038(b)	298,739
1,810,855	FHLMC, 12-month LIBOR + 1.896%, 4.771%, 9/01/2041(b)	1,899,558
249,823	FHLMC, 12-month LIBOR + 1.934%, 4.780%, 12/01/2034(b)	263,798
887,079	FHLMC, 1-year CMT + 2.286%, 4.790%, 2/01/2036(b)	935,889
1,542,124	FHLMC, 1-year CMT + 2.277%, 4.854%, 2/01/2036(b)	1,627,165
850,548	FHLMC, 12-month LIBOR + 1.741%, 4.856%, 4/01/2037(b)	898,207
558,373	FHLMC, 1-year CMT + 2.245%, 4.940%, 3/01/2036(b)	589,407
241,365	FHLMC, 1-year CMT + 2.250%, 5.000%, 2/01/2035(b)	254,426
210,389	FHLMC, 12-month LIBOR + 2.180%, 5.305%, 3/01/2037(b)	222,225
75,288	FNMA, 6-month LIBOR + 1.544%, 3.881%, 2/01/2037(b)	78,093
1,363,032	FNMA, 12-month LIBOR + 1.595%, 3.952%, 9/01/2037(b)	1,427,321
734,519	FNMA, 6-month LIBOR + 1.542%, 4.107%, 7/01/2035(b)	759,270
183,213	FNMA, 12-month LIBOR + 1.564%, 4.204%, 8/01/2035(b)	192,128
379,746	FNMA, 1-year CMT + 2.223%, 4.309%, 8/01/2035(b)	402,706
671,068	FNMA, 12-month LIBOR + 1.712%, 4.337%, 8/01/2034(b)	703,137
368,879	FNMA, 12-month LIBOR + 1.657%, 4.347%, 8/01/2038(b)	382,800
292,850	FNMA, 1-year CMT + 2.145%, 4.352%, 9/01/2036(b)	308,188
486,795	FNMA, 12-month LIBOR + 1.619%, 4.382%, 7/01/2038(b)	509,947
1,183,445	FNMA, 12-month LIBOR + 1.601%, 4.401%, 7/01/2035(b)	1,235,132
320,567	FNMA, 12-month LIBOR + 1.656%, 4.422%, 10/01/2033(b)	334,758
1,549,303	FNMA, 12-month LIBOR + 1.562%, 4.424%, 4/01/2037(b)	1,619,711
1,465,479	FNMA, 1-year CMT + 2.177%, 4.458%, 11/01/2033(b)	1,543,655
317,095	FNMA, 12-month LIBOR + 1.690%, 4.501%, 11/01/2036(b)	332,932
198,072	FNMA, 12-month LIBOR + 1.802%, 4.529%, 7/01/2041(b)	207,260
187,943	FNMA, 12-month LIBOR + 1.732%, 4.536%, 11/01/2035(b)	196,738
323,753	FNMA, 1-year CMT + 2.185%, 4.549%, 12/01/2034(b)	335,841
339,336	FNMA, 1-year CMT + 2.287%, 4.556%, 10/01/2033(b)	355,238
3,286,112	FNMA, 1-year CMT + 2.185%, 4.562%, 10/01/2034(b)	3,466,875
572,195	FNMA, 12-month LIBOR + 1.605%, 4.607%, 4/01/2037(b)	600,424
1,683,684	FNMA, 1-year CMT + 2.177%, 4.634%, 12/01/2040(b)	1,771,986
1,136,557	FNMA, 1-year CMT + 2.273%, 4.648%, 6/01/2037(b)	1,205,926
1,682,184	FNMA, 12-month LIBOR + 1.800%, 4.661%, 10/01/2041(b)	1,749,800
622,470	FNMA, 1-year CMT + 2.162%, 4.674%, 6/01/2036(b)	656,169
567,411	FNMA, 1-year CMT +2.287%, 4.681%, 6/01/2033(b)	596,746
1,216,903	FNMA, 12-month LIBOR + 1.722%, 4.690%, 9/01/2037(b)	1,283,560
204,766	FNMA, 1-year CMT + 2.192%, 4.725%, 4/01/2033(b)	212,340
396,870	FNMA, 1-year CMT + 2.138%, 4.730%, 9/01/2034(b)	417,885
2,342,387	FNMA, 1-year CMT + 2.218%, 4.746%, 4/01/2034(b)	2,470,118

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$365,603	FNMA, 12-month LIBOR + 1.800%, 4.800%, 12/01/2041(b)	$383,798
65,902	FNMA, 1-year CMT + 2.440%, 4.815%, 8/01/2033(b)	69,158
65,669	FNMA, 12-month LIBOR + 1.811%, 4.821%, 1/01/2037(b)	69,243
1,615,278	FNMA, 12-month LIBOR + 1.796%, 4.823%, 3/01/2037(b)	1,707,116
528,786	FNMA, 1-year CMT + 2.245%, 4.833%, 4/01/2034(b)	555,799
612,164	FNMA, 1-year CMT + 2.185%, 4.848%, 1/01/2036(b)	644,400
483,502	FNMA, 12-month LIBOR + 1.765%, 4.890%, 2/01/2037(b)	505,118
981,675	FNMA, 6-month LIBOR + 2.280%, 4.910%, 7/01/2037(b)	1,042,535
198,735	FNMA, 12-month LIBOR + 1.800%, 4.925%, 3/01/2034(b)	209,048
1,024,873	FNMA, 12-month LIBOR + 1.820%, 4.945%, 2/01/2047(b)	1,090,616
209,418	FNMA, 1-year CMT + 2.500%, 5.031%, 8/01/2036(b)	222,964
428,399	FNMA, 1-year CMT + 2.482%, 5.066%, 5/01/2035(b)	455,480
507,938	FNMA, 12-month LIBOR + 2.473%, 5.348%, 6/01/2035(b)	544,551

		47,536,305

	Mortgage Related — 5.2%
54,567	FHLMC, 3.000%, 10/01/2026	56,066
422,875	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	448,805
199,146	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	207,704
73,602	FHLMC, 5.500%, 10/01/2023	76,165
31,182	FHLMC, COFI + 1.250%, 5.773%, 6/01/2020(b)	31,247
59,604	FHLMC, COFI + 1.250%, 5.889%, 8/01/2020(b)	59,913
56,181	FHLMC, COFI + 1.250%, 5.921%, 10/01/2020(b)	56,545
75,420	FHLMC, COFI + 1.250%, 5.954%, 11/01/2020(b)	75,946
173	FHLMC, 6.000%, 11/01/2019	173
222,860	FHLMC, 6.500%, 12/01/2034	255,662
155	FHLMC, 7.500%, 6/01/2026	168
131,032	FNMA, 3.000%, 3/01/2042	135,107
1,244,613	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	1,373,866
554,021	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	591,866
483,899	FNMA, 6.000%, with various maturities from 2021 to 2022(f)	500,092
175,584	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	196,768
67,127	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	73,449
3,074,061	GNMA, 1-month LIBOR + 1.718%, 4.093%, 2/20/2061(b)	3,197,117
427,558	GNMA, 4.129%, 6/20/2062(a)	429,720
227,629	GNMA, 4.180%, 3/20/2062(a)	228,443
258,919	GNMA, 4.187%, 2/20/2062(a)	259,769
45,791	GNMA, 4.205%, 8/20/2061(a)	47,008
162,287	GNMA, 4.233%, 12/20/2061(a)	164,696
405,166	GNMA, 4.248%, 12/20/2061(a)	407,648
2,293,929	GNMA, 1-month LIBOR + 1.890%, 4.287%, 2/20/2063(b)	2,387,833
1,059,942	GNMA, 4.309%, 3/20/2063(a)	1,072,441
800,993	GNMA, 4.371%, 2/20/2063(a)	810,372
76,553	GNMA, 4.401%, 2/20/2062(a)	77,905
2,323,376	GNMA, 4.409%, 6/20/2063(a)	2,365,697
2,351,742	GNMA, 4.469%, 12/20/2062(a)	2,373,185
3,386,514	GNMA, 4.486%, 10/20/2065(a)	3,691,274
55,263	GNMA, 4.537%, 3/20/2062(a)	55,353

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$3,608,956	GNMA, 4.540%, 11/20/2062(a)	$3,634,019
2,840,319	GNMA, 1-month LIBOR + 2.159%, 4.556%, 3/20/2063(b)	2,956,925
526,862	GNMA, 4.566%, 4/20/2063(a)	535,104
475,256	GNMA, 4.600%, 7/20/2063(a)	507,430
1,853,894	GNMA, 4.601%, 2/20/2066(a)	1,999,109
1,938,575	GNMA, 4.624%, 3/20/2064(a)	2,080,663
87,775	GNMA, 4.638%, 8/20/2062(a)	88,675
373,542	GNMA, 4.650%, 1/20/2064(a)	402,758
838,499	GNMA, 1-month LIBOR + 2.266%, 4.663%, 5/20/2065(b)	888,060
1,863,070	GNMA, 4.674%, 11/20/2063(a)	2,008,392
837,751	GNMA, 1-month LIBOR + 2.276%, 4.674%, 6/20/2065(b)	891,196
1,367,612	GNMA, 4.686%, 5/20/2064(a)	1,473,762
24,112	GNMA, 4.697%, 3/20/2061(a)	24,499
49,383	GNMA, 4.700%, with various maturities in 2061(a)(f)	51,731
32,646	GNMA, 4.710%, 8/20/2061(a)	33,542
1,534,981	GNMA, 1-month LIBOR + 2.364%, 4.760%, 2/20/2063(b)	1,601,583
62,659	GNMA, 4.826%, 4/20/2061(a)	63,526
80,579	GNMA, 4.940%, 2/20/2062(a)	80,853
11,056	GNMA, 6.000%, 12/15/2031	12,683
45,996	GNMA, 6.500%, 5/15/2031	52,975
55,348	GNMA, 7.000%, 10/15/2028	61,203

		41,156,691

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,330,883
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,587,575
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,479,670
1,397,747	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,435,638
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,655,529
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,069,045
3,287,216	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.248%, 11/15/2027, 144A(b)	3,282,907

		15,841,247

	Treasuries — 45.3%
8,395,000	U.S. Treasury Note, 1.125%, 6/30/2021	8,311,706
24,445,000	U.S. Treasury Note, 1.125%, 7/31/2021	24,201,505
21,405,000	U.S. Treasury Note, 1.125%, 8/31/2021	21,188,442
20,945,000	U.S. Treasury Note, 1.250%, 7/31/2023	20,692,187
9,635,000	U.S. Treasury Note, 1.375%, 1/31/2021	9,584,567
5,000,000	U.S. Treasury Note, 1.375%, 9/30/2023	4,963,281
13,605,000	U.S. Treasury Note, 1.625%, 8/31/2022	13,616,692
26,050,000	U.S. Treasury Note, 1.750%, 11/30/2021	26,108,002

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — continued
$8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	$8,497,012
12,480,000	U.S. Treasury Note, 1.750%, 7/15/2022	12,529,237
12,605,000	U.S. Treasury Note, 1.750%, 9/30/2022	12,667,533
16,165,000	U.S. Treasury Note, 1.875%, 4/30/2022	16,274,240
9,900,000	U.S. Treasury Note, 2.000%, 2/28/2021	9,934,805
17,015,000	U.S. Treasury Note, 2.000%, 12/31/2021	17,153,247
13,945,000	U.S. Treasury Note, 2.125%, 9/30/2021	14,073,011
6,000,000	U.S. Treasury Note, 2.125%, 5/15/2022	6,078,516
8,305,000	U.S. Treasury Note, 2.125%, 11/30/2023	8,487,970
6,550,000	U.S. Treasury Note, 2.250%, 2/15/2021	6,592,729
11,915,000	U.S. Treasury Note, 2.250%, 1/31/2024	12,252,902
5,290,000	U.S. Treasury Note, 2.250%, 11/15/2027	5,533,629
8,000,000	U.S. Treasury Note, 2.375%, 12/31/2020	8,056,562
3,865,000	U.S. Treasury Note, 2.500%, 12/31/2020	3,898,215
3,130,000	U.S. Treasury Note, 2.500%, 1/31/2024	3,251,165
7,835,000	U.S. Treasury Note, 2.875%, 11/15/2021	8,033,935
67,520,000	U.S. Treasury Note, 2.875%, 10/31/2023	70,983,037
6,030,000	U.S. Treasury Note, 2.875%, 11/30/2023	6,345,868

		359,309,995

	Total Bonds and Notes (Identified Cost $645,691,022)	653,591,279

Short-Term Investments — 18.5%
32,100,000	Federal Home Loan Bank Discount Notes, 1.600%, 10/04/2019(g)	32,094,971
40,200,000	Federal Home Loan Bank Discount Notes, 1.600%, 10/07/2019(g)	40,187,404
11,815,923	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $11,816,284 on 10/01/2019 collateralized by $11,630,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $12,054,228 including accrued interest (Note 2 of Notes to Financial Statements)	11,815,923
3,530,000	U.S. Treasury Bills, 1.764%, 1/23/2020(g)	3,509,952
10,090,000	U.S. Treasury Bills, 1.815%-2.380%, 10/03/2019(g)(h)	10,089,082
12,565,000	U.S. Treasury Bills, 1.823%-2.468%, 2/27/2020(g)(h)	12,472,041
11,510,000	U.S. Treasury Bills, 1.843%-2.301%, 11/21/2019(g)(h)	11,480,747
11,625,000	U.S. Treasury Bills, 2.377%, 10/24/2019(g)	11,611,687
13,145,000	U.S. Treasury Bills, 2.396%, 10/17/2019(g)	13,134,645

	Total Short-Term Investments (Identified Cost $146,371,099)	146,396,452

	Total Investments — 100.9% (Identified Cost $792,062,121)	799,987,731
	Other assets less liabilities — (0.9)%	(7,139,770)

	Net Assets — 100.0%	$792,847,961

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2019 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $1,744,293 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $27,940,169 or 3.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2019

Treasuries	45.3%
Collateralized Mortgage Obligations	12.3
Agency Commercial Mortgage-Backed Securities	9.2
Hybrid ARMs	6.0
Mortgage Related	5.2
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	2.4
Short-Term Investments	18.5

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Statements of Assets and Liabilities

September 30, 2019

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$240,199,915	$792,062,121
Net unrealized appreciation	3,635,731	7,925,610

Investments at value	243,835,646	799,987,731
Cash	4,398	—
Due from brokers (Note 2)	145,000	—
Receivable for Fund shares sold	2,101,370	862,409
Receivable for securities sold	487,003	71,894,421
Interest receivable	1,096,453	3,233,165
Tax reclaims receivable	4,467	—
Prepaid expenses (Note 8)	17	60

TOTAL ASSETS	247,674,354	875,977,786

LIABILITIES
Payable for securities purchased	6,163,703	80,181,824
Payable for Fund shares redeemed	74,556	1,833,089
Payable for variation margin on futures contracts (Note 2)	8,201	—
Distributions payable	—	307,984
Management fees payable (Note 6)	38,574	253,981
Deferred Trustees’ fees (Note 6)	114,317	342,370
Administrative fees payable (Note 6)	8,549	27,632
Payable to distributor (Note 6d)	2,185	11,549
Other accounts payable and accrued expenses	84,048	171,396

TOTAL LIABILITIES	6,494,133	83,129,825

NET ASSETS	$241,180,221	$792,847,961

NET ASSETS CONSIST OF:
Paid-in capital	$236,774,714	$821,425,470
Accumulated earnings (loss)	4,405,507	(28,577,509)

NET ASSETS	$241,180,221	$792,847,961

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities (continued)

September 30, 2019

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$21,415,384	$308,185,863

Shares of beneficial interest	2,037,282	27,174,545

Net asset value and redemption price per share	$10.51	$11.34

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.98	$11.60

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$466,898	$22,141,954

Shares of beneficial interest	44,304	1,950,835

Net asset value and offering price per share	$10.54	$11.35

Class N shares:
Net assets	$3,545,687	$5,272,101

Shares of beneficial interest	337,687	463,536

Net asset value, offering and redemption price per share	$10.50	$11.37

Class Y shares:
Net assets	$215,752,252	$457,248,043

Shares of beneficial interest	20,531,567	40,185,434

Net asset value, offering and redemption price per share	$10.51	$11.38

See accompanying notes to financial statements.

|  44

Statements of Operations

For the Year Ended September 30, 2019

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$6,658,845	$15,862,051
Less net foreign taxes withheld	(3,931)	—

	6,654,914	15,862,051

Expenses
Management fees (Note 6)	541,556	2,760,971
Service and distribution fees (Note 6)	51,316	1,066,425
Administrative fees (Note 6)	95,382	330,827
Trustees’ fees and expenses (Note 6)	23,355	41,373
Transfer agent fees and expenses (Notes 6 and 7)	169,403	695,642
Audit and tax services fees	51,108	55,151
Custodian fees and expenses	20,121	36,442
Legal fees (Note 8)	6,114	21,958
Registration fees	77,918	97,177
Shareholder reporting expenses	15,455	75,873
Miscellaneous expenses (Note 8)	30,054	42,468

Total expenses	1,081,782	5,224,307
Less waiver and/or expense reimbursement (Note 6)	(164,234)	(20,017)

Net expenses	917,548	5,204,290

Net investment income	5,737,366	10,657,761

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	4,214,915	(805,903)
Futures contracts	1,026,542	—
Net change in unrealized appreciation (depreciation) on:
Investments	6,536,114	23,250,762
Futures contracts	10,368	—

Net realized and unrealized gain on investments and futures contracts	11,787,939	22,444,859

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,525,305	$33,102,620

See accompanying notes to financial statements.

45  |

Statements of Changes in Net Assets

	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$5,737,366	$4,230,759	$10,657,761	$7,851,107
Net realized gain (loss) on investments and futures contracts	5,241,457	(2,736,102)	(805,903)	(1,854,197)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,546,482	(2,837,300)	23,250,762	(6,897,838)

Net increase (decrease) in net assets resulting from operations	17,525,305	(1,342,643)	33,102,620	(900,928)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(489,457)	(457,955)	(6,888,790)	(6,062,622)
Class C	(4,669)	(30,450)	(335,648)	(373,941)
Class N	(14,658)	—	(117,078)	(53,072)
Class Y	(5,477,745)	(3,945,026)	(9,249,815)	(7,556,453)

Total distributions	(5,986,529)	(4,433,431)	(16,591,331)	(14,046,088)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	62,370,471	(6,673,219)	54,497,302	(4,981,212)

Net increase (decrease) in net assets	73,909,247	(12,449,293)	71,008,591	(19,928,228)
NET ASSETS
Beginning of the year	167,270,974	179,720,267	721,839,370	741,767,598

End of the year	$241,180,221	$167,270,974	$792,847,961	$721,839,370

See accompanying notes to financial statements.

|  46

Financial Highlights

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$9.97	$10.29	$10.52	$10.39	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.22	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.55	(0.31)	(0.12)	0.17	0.03

Total from Investment Operations	0.80	(0.09)	0.05	0.37	0.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.23)	(0.20)	(0.21)	(0.22)
Net realized capital gains	—	—	(0.08)	(0.03)	(0.01)

Total Distributions	(0.26)	(0.23)	(0.28)	(0.24)	(0.23)

Net asset value, end of the period	$10.51	$9.97	$10.29	$10.52	$10.39

Total return(b)(c)	8.11%	(0.85)%	0.44%	3.64%	2.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,415	$19,149	$21,828	$19,327	$18,425
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.70%	0.72%	0.72%	0.71%
Net investment income	2.42%	2.17%	1.69%	1.89%	1.93%
Portfolio turnover rate	135%	152%	216%	151%	151%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.00	$10.30	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.13	0.10	0.01
Net realized and unrealized gain (loss)	0.55	(0.31)	(0.13)	0.00	(b)

Total from Investment Operations	0.72	(0.18)	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.12)	(0.12)	(0.01)
Net realized capital gains	—	—	(0.08)	—

Total Distributions	(0.18)	(0.12)	(0.20)	(0.01)

Net asset value, end of the period	$10.54	$10.00	$10.30	$10.53

Total return(c)(d)	7.28%	(1.71)%	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$467	$2	$3,225	$3,088
Net expenses(f)	1.40%	1.40%	1.40%	1.40	%(g)
Gross expenses	1.48%	1.45%	1.48%	1.56	%(g)
Net investment income	1.64%	1.31%	0.95%	0.86	%(g)
Portfolio turnover rate	135%	152%	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class N
	Period Ended September 30, 2019*
Net asset value, beginning of the period	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17
Net realized and unrealized gain (loss)	0.45

Total from Investment Operations	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)

Net asset value, end of the period	$10.50

Total return(b)(c)	6.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,546
Net expenses(d)(e)	0.35%
Gross expenses(e)	0.42%
Net investment income(e)	2.54%
Portfolio turnover rate	135	%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$9.97	$10.29	$10.52	$10.39	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.25	0.20	0.22	0.22
Net realized and unrealized gain (loss)	0.55	(0.31)	(0.13)	0.18	0.04

Total from Investment Operations	0.82	(0.06)	0.07	0.40	0.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.26)	(0.22)	(0.24)	(0.25)
Net realized capital gains	—	—	(0.08)	(0.03)	(0.01)

Total Distributions	(0.28)	(0.26)	(0.30)	(0.27)	(0.26)

Net asset value, end of the period	$10.51	$9.97	$10.29	$10.52	$10.39

Total return(b)	8.38%	(0.60)%	0.69%	3.90%	2.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$215,752	$148,119	$154,668	$139,398	$88,592
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.48%	0.45%	0.47%	0.47%	0.47%
Net investment income	2.67%	2.43%	1.93%	2.11%	2.15%
Portfolio turnover rate	135%	152%	216%	151%	151%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$11.09		$11.32	$11.51	$11.57		$11.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.11	0.08	0.11		0.14
Net realized and unrealized gain (loss)	0.34		(0.13)	(0.09)	0.00	(b)	0.01 (c)

Total from Investment Operations	0.49		(0.02)	(0.01)	0.11		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.21)	(0.18)	(0.17)		(0.19)

Net asset value, end of the period	$11.34		$11.09	$11.32	$11.51		$11.57

Total return(d)	4.42%		(0.17)%	(0.04)%	0.93%		1.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$308,186		$328,475	$336,227	$442,671		$346,317
Net expenses	0.80%		0.80%	0.80%	0.77%		0.77%
Gross expenses	0.80%		0.80%	0.80%	0.77%		0.77%
Net investment income	1.31%		1.02%	0.67%	0.96%		1.21%
Portfolio turnover rate	527	%(e)	157%	126%	109	%(f)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$11.10		$11.33	$11.52	$11.58		$11.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		0.03	(0.01)	0.02		0.05
Net realized and unrealized gain (loss)	0.34		(0.13)	(0.08)	0.00	(b)	0.01 (c)

Total from Investment Operations	0.40		(0.10)	(0.09)	0.02		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.13)	(0.10)	(0.08)		(0.10)

Net asset value, end of the period	$11.35		$11.10	$11.33	$11.52		$11.58

Total return(d)	3.64%		(0.91)%	(0.79)%	0.18%		0.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,142		$23,341	$43,319	$73,027		$63,167
Net expenses	1.55%		1.55%	1.55%	1.52%		1.53%
Gross expenses	1.55%		1.55%	1.55%	1.52%		1.53%
Net investment income (loss)	0.57%		0.24%	(0.09)%	0.21%		0.47%
Portfolio turnover rate	527	%(e)	157%	126%	109	%(f)	48%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2019		Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.12		$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.15	0.05
Net realized and unrealized gain (loss)	0.33		(0.14)	0.08	(b)

Total from Investment Operations	0.52		0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.25)	(0.16)

Net asset value, end of the period	$11.37		$11.12	$11.36

Total return(c)	4.77%		0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,272		$3,176	$1,900
Net expenses(e)	0.46%		0.46%	0.47	%(f)
Gross expenses	0.48%		0.48%	0.50	%(f)
Net investment income	1.65%		1.37%	0.64	%(f)
Portfolio turnover rate	527	%(g)	157%	126	%(h)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(h)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$11.13		$11.36	$11.55	$11.61		$11.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.14	0.11	0.14		0.17
Net realized and unrealized gain (loss)	0.34		(0.13)	(0.09)	0.00	(b)	0.01 (c)

Total from Investment Operations	0.51		0.01	0.02	0.14		0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.24)	(0.21)	(0.20)		(0.22)

Net asset value, end of the period	$11.38		$11.13	$11.36	$11.55		$11.61

Total return	4.67%		0.09%	0.22%	1.19%		1.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$457,248		$366,847	$360,322	$411,898		$431,727
Net expenses	0.55%		0.55%	0.55%	0.52%		0.52%
Gross expenses	0.55%		0.55%	0.55%	0.52%		0.52%
Net investment income	1.55%		1.26%	0.92%	1.20%		1.45%
Portfolio turnover rate	527	%(d)	157%	126%	109	%(e)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(e)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  54

Notes to Financial Statements

September 30, 2019

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N (effective February 1, 2019 for Intermediate Duration Bond Fund) and Class Y shares.

Class A shares of Intermediate Duration Bond Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for 10 years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of

55  |

Notes to Financial Statements (continued)

September 30, 2019

the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

|  56

Notes to Financial Statements (continued)

September 30, 2019

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2019, securities held by the Funds were fair valued as follows:

Fund	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Intermediate Duration Bond Fund	$676,609	0.3%
Limited Term Government and Agency Fund	1,744,293	0.2%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income,

57  |

Notes to Financial Statements (continued)

September 30, 2019

non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was

|  58

Notes to Financial Statements (continued)

September 30, 2019

opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2019.

f.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment

59  |

Notes to Financial Statements (continued)

September 30, 2019

income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization and futures contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

September 30, 2019

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Intermediate Duration Bond Fund	$5,986,529	$—	$5,986,529	$4,433,431	$—	$4,433,431
Limited Term Government and Agency Fund	16,591,331	—	16,591,331	14,046,088	—	14,046,088

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$964,707	$482,967
Capital loss carryforward:
Short-term:
No expiration date	—	(1,558,729)
Long-term:
No expiration date	—	(34,283,605)

Total capital loss carryforward	—	(35,842,334)

Unrealized appreciation	3,555,117	7,432,213

Total accumulated earnings (losses)	$4,519,824	$(27,927,154)

Capital loss carryforward utilized in the current year	$4,072,102	$—

61  |

Notes to Financial Statements (continued)

September 30, 2019

As of September 30, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$240,280,529	$792,555,518

Gross tax appreciation	$3,911,890	$11,750,318
Gross tax depreciation	(356,773)	(4,318,105)

Net tax appreciation	$3,555,117	$7,432,213

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and

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Notes to Financial Statements (continued)

September 30, 2019

U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, neither Fund had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Funds.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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Notes to Financial Statements (continued)

September 30, 2019

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$21,161,136	$660,000	(b)	$21,821,136
ABS Home Equity	—	935,897	16,609	(b)	952,506
All Other Bonds and Notes(a)	—	212,270,712	—		212,270,712

Total Bonds and Notes	—	234,367,745	676,609		235,044,354

Short-Term Investments	—	8,791,292	—		8,791,292

Total	$—	$243,159,037	$676,609		$243,835,646

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Notes to Financial Statements (continued)

September 30, 2019

Intermediate Duration Bond Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(114,344)	$—	$—	$(114,344)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$95,819,350	$1,744,293	(b)	$97,563,643
All Other Bonds and Notes(a)	—	556,027,636	—		556,027,636

Total Bonds and Notes	—	651,846,986	1,744,293		653,591,279

Short-Term Investments	—	146,396,452	—		146,396,452

Total	$—	$798,243,438	$1,744,293		$799,987,731

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$—	$—	$—	$93	$659,907
ABS Home Equity	14,830	—	(14)	158	—

	$14,830	$—	$(14)	$251	$659,907

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Notes to Financial Statements (continued)

September 30, 2019

Intermediate Duration Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
ABS Car Loan	$—	$—	$—	$660,000	$93
ABS Home Equity	(7,420)	9,055	—	16,609	(42)

	$(7,420)	$9,055	$—	$676,609	$51

A debt security valued at $9,055 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Collateralized Mortgage Obligations	$191,318	$—	$(45,762)	$31,407	$412

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Notes to Financial Statements (continued)

September 30, 2019

Limited Term Government and Agency Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Collateralized Mortgage Obligations	$(4,978,779)	$6,545,697	$—	$1,744,293	$30,265

Debt securities valued at $6,545,697 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Intermediate Duration Bond Fund used during the period include futures contracts.

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2019, Intermediate Duration Bond Fund used futures contracts for hedging purposes and to manage duration.

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Notes to Financial Statements (continued)

September 30, 2019

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2019, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives Interest rate contracts	$(114,344)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$1,026,542

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$10,368

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2019:

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	9.44%
Highest Notional Amount Outstanding	9.98%
Lowest Notional Amount Outstanding	8.60%
Notional Amount Outstanding as of September 30, 2019	8.60%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

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Notes to Financial Statements (continued)

September 30, 2019

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Intermediate Duration Bond Fund	$145,000	$145,000

5.  Purchases and Sales of Securities.  For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Intermediate Duration Bond Fund	$138,728,969	$96,952,028	$208,219,179	$188,147,571
Limited Term Government and Agency Fund	3,258,496,912	3,232,110,895	51,087,446	107,389,062

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

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Notes to Financial Statements (continued)

September 30, 2019

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

September 30, 2019

For the year ended September 30, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Intermediate Duration Bond Fund	$541,556	$162,505	$379,051	0.25%	0.17%
Limited Term Government and Agency Fund	2,760,971	—	2,760,971	0.37%	0.37%

For the year ended September 30, 2019, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Limited Term Government and Agency Fund	$7,977	$703	$—	$4,646	$13,326

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2020.

No expenses were recovered for either Fund during the year ended September 30, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

September 30, 2019

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Intermediate Duration Bond Fund	$48,636	$670	$2,010
Limited Term Government and Agency Fund	819,219	61,802	185,404

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

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Notes to Financial Statements (continued)

September 30, 2019

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Intermediate Duration Bond Fund	$95,382	$1,628	$93,754
Limited Term Government and Agency Fund	330,827	5,765	325,062

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$162,463
Limited Term Government and Agency Fund	381,461

As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$2,185
Limited Term Government and Agency Fund	11,549

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Notes to Financial Statements (continued)

September 30, 2019

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2019 were as follows:

Fund	Commissions
Intermediate Duration Bond Fund	$608
Limited Term Government and Agency Fund	10,887

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’

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Notes to Financial Statements (continued)

September 30, 2019

deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of September 30, 2019, the percentage of each Fund’s net assets owned by affiliates is as follows:

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.96%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.19%
Loomis Sayles Distribution	0.19%
Natixis Sustainable Future 2015 Fund	0.07%
Natixis Sustainable Future 2020 Fund	0.06%
Natixis Sustainable Future 2025 Fund	0.04%
Natixis Sustainable Future 2030 Fund	0.03%
Natixis Sustainable Future 2035 Fund	0.02%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2019 (for the period from February 1, 2019, commencement of Class N operations, through September 30, 2019 for Intermediate Duration Bond Fund), Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Intermediate Duration Bond Fund	$101
Limited Term Government and Agency Fund	926

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Notes to Financial Statements (continued)

September 30, 2019

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019 (for the period from February 1, 2019, commencement of operations, through September 30, 2019 for Intermediate Duration Bond Fund Class N), the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Intermediate Duration Bond Fund	$14,998	$231	$101	$154,073
Limited Term Government and Agency Fund	304,712	22,989	926	367,015

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership

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Notes to Financial Statements (continued)

September 30, 2019

of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Intermediate Duration Bond Fund	1	18.51%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	398,531	$4,099,679	419,513	$4,226,997
Issued in connection with the reinvestment of distributions	47,051	480,510	44,777	451,282
Redeemed	(328,671)	(3,334,024)	(664,405)	(6,691,192)

Net change	116,911	$1,246,165	(200,115)	$(2,012,913)

Class C
Issued from the sale of shares	43,629	$442,533	244	$3,933
Issued in connection with the reinvestment of distributions	435	4,496	3,007	30,450
Redeemed	(3)	(26)	(316,184)	(3,174,018)

Net change	44,061	$447,003	(312,933)	$(3,139,635)

Class N(a)
Issued from the sale of shares	336,294	$3,517,593	—	$—
Issued in connection with the reinvestment of distributions	1,393	14,658	—	—

Net change	337,687	$3,532,251	—	$—

Class Y
Issued from the sale of shares	10,382,829	$104,956,223	3,847,881	$38,930,563
Issued in connection with the reinvestment of distributions	500,421	5,110,711	331,230	3,335,145
Redeemed	(5,211,508)	(52,921,882)	(4,349,784)	(43,786,379)

Net change	5,671,742	$57,145,052	(170,673)	$(1,520,671)

Increase (decrease) from capital share transactions	6,170,401	$62,370,471	(683,721)	$(6,673,219)

(a)	From commencement of Class operations on February 1, 2019 through September 30, 2019.

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Notes to Financial Statements (continued)

September 30, 2019

11.  Capital Shares (continued).

	Year Ended September 30, 2019		Year Ended September 30, 2018
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,604,468	$73,758,793	8,514,333	$95,199,331
Issued in connection with the reinvestment of distributions	468,020	5,253,188	415,392	4,644,926
Redeemed	(9,509,963)	(106,560,526)	(9,012,064)	(100,870,225)

Net change	(2,437,475)	$(27,548,545)	(82,339)	$(1,025,968)

Class C
Issued from the sale of shares	1,272,362	$14,195,722	404,620	$4,537,413
Issued in connection with the reinvestment of distributions	21,420	240,567	25,353	283,986
Redeemed	(1,445,466)	(16,189,983)	(2,149,966)	(24,060,145)

Net change	(151,684)	$(1,753,694)	(1,719,993)	$(19,238,746)

Class N
Issued from the sale of shares	351,754	$3,935,676	707,393	$7,898,516
Issued in connection with the reinvestment of distributions	10,232	115,280	4,698	52,619
Redeemed	(183,979)	(2,066,729)	(593,846)	(6,627,527)

Net change	178,007	$1,984,227	118,245	$1,323,608

Class Y
Issued from the sale of shares	26,296,159	$295,778,178	15,567,203	$174,641,549
Issued in connection with the reinvestment of distributions	623,009	7,019,684	509,058	5,709,282
Redeemed	(19,697,925)	(220,982,548)	(14,832,325)	(166,390,937)

Net change	7,221,243	$81,815,314	1,243,936	$13,959,894

Increase (decrease) from capital share transactions	4,810,091	$54,497,302	(440,151)	$(4,981,212)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Limited Term Government and Agency Fund (one of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

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Report of Independent Registered Public Accounting Firm

September 30, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

81  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

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Trustee and Officer Information

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

September 30, 2019

Loomis Sayles Growth Fund

Loomis Sayles Strategic Income Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A LGRRX

Loomis, Sayles & Company, L.P.	Class C LGRCX

Class N LGRNX

Class Y LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

US equity markets finished modestly higher for the 12-month period ending September 30, 2019 as gauged by the large-capitalization S&P 500® Index. The fourth quarter of 2018 saw a sharp decline in risk-based assets including equities on concerns around the US-China trade war, slowing overseas growth, and monetary policy. Entering 2019, the US Federal Reserve (Fed) announced an early end to its balance sheet reduction program and signaled a pause in short-term rate hikes. Combined with data suggesting that domestic growth was likely to remain in positive territory, the central bank’s pivot to a more accommodative stance supported a recovery in US equities. In May, President Trump announced plans to raise tariffs to 25% on some $200 billion in imports from China, sending markets lower. However, sentiment rebounded as the Fed signaled a willingness to cut rates as needed to offset any drag on growth from higher tariffs. The S&P 500® eventually surpassed its previous high before settling into a trading range over the last few weeks of the period. While performance for growth and value stocks did not vary all that widely for the 12 months, the same was not true with respect to market capitalization. Small-cap stocks badly lagged their large-cap counterparts for the period, finishing well into negative territory as the segment failed to fully recover the lost ground incurred during late 2018’s flight to safety on the part of investors.

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of Loomis Sayles Growth Fund returned 6.09% at net asset value. The Fund outperformed its benchmark, the Russell 1000® Growth Index, which returned 3.71%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-40 names.

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The Fund’s positions in Starbucks, Procter & Gamble, and Visa contributed the most to performance. Stock selection in the consumer discretionary, healthcare, consumer staples, communication services, industrials and information technology sectors, along with our allocations in the consumer staples, industrials and financials sectors, contributed positively to relative performance.

Starbucks is the world’s leading retailer and roaster of specialty coffee, with more than 30,000 coffee shops in over 40 countries. The Starbucks brand is among the most iconic in the quick-service restaurant category, and ranks among the world’s most powerful brands. By far the largest specialty-coffee provider, Starbucks’ scale provides it with advantages in procurement and advertising that lead to higher profitability than competitors, while also enabling it to spend far more on advertising and marketing. A unique culture of employee development has contributed to lower employee turnover and better customer experience than many restaurant competitors, and the company has been a pioneer in customer engagement through its loyalty program. A holding since March 2018, Starbucks was the largest contributor to performance for the period. The company reported revenue and operating profits that were generally ahead of expectations, driven by improving same-store sales growth in the US and China, its two largest markets. In the US the company is benefiting from beverage innovation, improving in-store execution, and digital engagement with consumers, while in China the company is benefiting from innovation, improved digital engagement, and the success of its new delivery partnership with Alibaba. We believe that Starbucks is one of the best-positioned companies in the specialty-coffee industry and one of the highest quality consumer brands in food and beverage. We believe that over the long run, its global sales growth will be supported by a long tail of away-from-home coffee consumption, pricing power, ongoing premiumization, and improved loyalty and targeted marketing. In addition, we believe that the China opportunity is not fully appreciated by short-term investors. As a result, we believe Starbucks is trading at a discount to our estimate of intrinsic value and offers an attractive reward-to-risk opportunity.

Procter & Gamble (P&G) is the world’s largest consumer products manufacturer. The company’s portfolio of leading brands, global distribution reach, shelf space with retailers, and scale constitute strong and sustainable competitive advantages that would take decades for a competitor to replicate. In many of its categories P&G is the global market share leader, often capturing a multiple of the next largest competitor’s share. During the period, P&G reported its strongest year of organic sales growth in the past decade and exceeded its full-year guidance after raising it multiple times throughout the year. The main driver for improved performance was the growing benefit of the company’s increased focus on a smaller number of product categories in which the company’s competitive advantages enable it to deliver clearly differentiated products, in particular on the basis of their superior efficacy, packaging, and brands. While we believe the company should routinely succeed on this basis, years of expansion by category and geography had resulted in insufficient attention to the company’s core businesses. Under CEO David Taylor, the company implemented an improved strategy by refocusing on 65 brands in 10 core categories, and has disposed of over 100 non-core brands since late 2015. Correcting its missteps has taken time and required investment in the company’s US supply chain and global manufacturing

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LOOMIS SAYLES GROWTH FUND

capabilities to enable the company to deliver superiority on all measures. We believe recent results have begun to reflect P&G’s improved focus and execution and should enable the company to sustainably return to above-market growth over our long-term investment horizon. We believe the current market expectations underestimate the long-term structural growth drivers and the company’s superior positioning. With its share price at a significant discount to our estimate of intrinsic value, we believe the company offers a compelling reward-to-risk opportunity.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards — which Visa invented — and transaction security services known as tokenization. Visa has one of the world’s most recognized brands, which took decades and significant investment to build. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants, merchants’ banks, card-issuer banks and cardholders in more than 200 countries. A growing global network with over 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the period Visa reported revenue and earnings that were strong and generally better than market expectations. Payment volume growth of approximately 10% in constant currency was well above the rate of growth in the approximately $47 trillion of global personal consumer expenditures, reflecting the ongoing, long-term secular shift from cash to electronic payments. Other areas of growth for Visa include expansion of its network capabilities into new segments such as person-to-person payments, business-to-business payments, and government and corporate disbursements to consumers. In aggregate, these new segments represent an estimated $30 trillion of addressable spending. We estimate Visa can generate double-digit revenue growth over our forecast period. As the company continues to scale its businesses in regions around the world, we expect it will be able to increase cash flow growth, expand margins, and improve its return on invested capital. We believe the assumptions embedded in Visa’s share price underestimate the company’s significant long-term growth opportunities and the sustainability of its business model. We believe the company’s shares currently sell at a significant discount to our estimate of intrinsic value and thereby offer a compelling reward-to-risk opportunity.

The Fund’s positions in Amazon, Schlumberger, and Regeneron Pharmaceuticals detracted the most from performance. Stock selection in the energy and financials sectors, along with our allocations in the energy, healthcare, information technology (IT) and consumer discretionary sectors, detracted from relative performance.

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. Amazon reported healthy fundamentals and revenue growth that remains strong despite some

3  |

deceleration during the period. With gross merchandise volume (GMV) growing, by our estimates, above growth in the teens for US e-commerce and low single-digit growth in global retail sales, the company continued to take market share. AWS also posted strong revenue growth that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. However, the company incurred higher-than-expected expenses to support the recent rollout of one-day Prime shipping, and provided guidance that reflected higher ongoing investments. Amazon has experienced a number of transitions over the past 25 years where changes to its service model, such as the initial launch of Prime two-day delivery or offering fulfillment by Amazon, have temporarily impacted the cost or efficiency of its logistics system. We expect the company’s newest initiative will benefit from scale and efficiency over time, and that increasing convenience to consumers once again by expanding the selection of products available for faster delivery will contribute to future share gains. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets. The secular shift in consumer preference from traditional brick-and-mortar retail to online retail and e-commerce spending is the primary growth driver for Amazon, but both markets benefit from secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. Over its 90-year history, Schlumberger has built a brand and reputation for delivering consistent service and product excellence across the spectrum of exploration, drilling, and production. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with the scale and depth of its technology and service execution. A portfolio holding since 2008, global sales for the trailing 12 months of $33 billion rose 2% compared with the prior-year period, while free cash flow increased 54% to $2.5 billion. However, stocks in the oil services sector came under pressure on concerns around slowing activity in North America, where record-setting production, coupled with insufficient takeaway capacity in the Permian basin, has led operators to delay well completions and downwardly revise their 2019 spending outlook. Further, trade war rhetoric and concerns over global demand growth have contributed to falling oil prices, impacting expectations for global service activity. Markets outside of North America, which have historically accounted for approximately 75% of Schlumberger’s revenue and a greater share of profitability, have substantially lagged the rebound in North America over the past two years. However, international revenues inflected up in the second half of 2018 and have continued to improve. While management has been prematurely optimistic about a recovery outside of the US and has revised previous estimates, management expects international growth in 2019 will be in the high single digits and positive for the first time since 2014. The need to

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LOOMIS SAYLES GROWTH FUND

replace naturally depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as market supply and demand normalizes. We believe the shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Regeneron Pharmaceuticals, Inc. is a fully integrated biopharmaceutical company created with the vision to empower scientists to shape the path of the business. Regeneron has created enabling technologies, platforms, and methods that materially speed target discovery and development timelines, allowing the company to develop viable candidates for clinical trial faster than its competitors. As a result of these technologies, Regeneron was able to negotiate risk-mitigating collaborations with larger biopharmaceutical company partners that fund early-stage research and development in exchange for a share of potential profits, enabling the company to access scale and distribution strength. During the period, Regeneron reported operating results that reflected share gains for Eylea, a treatment for eye diseases and the company’s largest revenue generator, along with continued traction for Dupixent, the company’s innovative treatment for atopic dermatitis and allergic asthma, and meaningful progress in its pipeline. However, heightened investments to support its pipeline and growth products, as well as continued investment in Eylea, contributed to lower-than-expected operating profits. We believe the increase in investments is reflective of its ongoing innovation and should lay the groundwork for long-term revenue growth. In the interim, Regeneron’s share price continues to be volatile in response to market expectations regarding potential competition for Eylea. While we expect Eylea to face heightened competition in the near future, we believe its competitive advantages remain intact. The treatment’s leading efficacy, long-term durability of results, and attractive safety profile, have made it the market leader and choice of physicians across multiple indications — a position that will be difficult for new competitors to replicate. We believe Regeneron is among the highest quality businesses in healthcare, with both broad-based established therapies and meaningful pipeline assets, which include 21 product candidates in clinical development that were generated using the company’s proprietary technology. We believe Regeneron’s market price embeds a lack of appreciation for the company’s multiple short-term and longer-term growth opportunities and the uniqueness of its financial model. We believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated new positions in Nvidia and Roche Holding, and received an approximately 22 basis point allocation in Alcon, Inc., which was a spinoff from existing portfolio holding Novartis. We added to our existing holdings in

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Cerner, Regeneron Pharmaceuticals, and Monster Beverage. We trimmed our existing positions in FactSet Research Systems, Varian Medical Systems, Starbucks, and American Express. We sold our position in United Parcel Service as it approached our estimate of intrinsic value.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer staples, consumer discretionary, financials, energy, and healthcare sectors and underweight positions in the information technology, industrials, and communication services sectors. We did not own positions in the real estate or materials sectors.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2009 through September 30, 2019

See notes to chart on page 8.

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LOOMIS SAYLES GROWTH FUND

Top Ten Holdings as of September 30, 2019

Security Name		% of Assets
1	Visa, Inc., Class A	6.75%
2	Amazon.com, Inc.	6.14
3	Facebook, Inc., Class A	5.42
4	Oracle Corp.	4.97
5	Alibaba Group Holding Ltd., Sponsored ADR	4.89
6	Microsoft Corp.	3.99
7	Autodesk, Inc.	3.92
8	Procter & Gamble Co. (The)	3.53
9	Monster Beverage Corp.	3.44
10	QUALCOMM, Inc.	3.25

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20193

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 5/16/91)
NAV	6.09%	13.75%	15.19%	—%	0.65%	0.65%

Class A (Inception 12/31/96)
NAV	5.81	13.48	14.91	—	0.90	0.90
With 5.75% Maximum Sales Charge	-0.28	12.13	14.24	—

Class C (Inception 9/12/03)
NAV	5.05	12.61	14.06	—	1.65	1.65
With CDSC[1]	4.06	12.61	14.06	—

Class N (Inception 2/1/13)
NAV	6.14	13.86	—	14.97	0.58	0.58

Comparative Performance
Russell 1000® Growth Index[2]	3.71	13.39	14.94	15.19

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	NEFZX

Daniel J. Fuss, CFA®, CIC	Class C	NECZX

Brian P. Kennedy	Class N	NEZNX

Elaine M. Stokes	Class Y	NEZYX

Loomis, Sayles & Company, L.P.	Admin Class	NEZAX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, investment grade corporates were boosted by both positive earnings trends and healthy investor risk appetites.

High yield bonds posted a gain but lagged most other fixed income categories. The bulk of the shortfall occurred in December, when stocks and other higher-risk assets sold off sharply. While high yield issues rebounded over the following nine months as investor sentiment improved, the category could not recover from its earlier underperformance.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities delivered the largest gains, followed by mortgage-backed securities and asset-backed securities, respectively.

Despite persistent uncertainty surrounding the world economy and the US-China trade dispute, emerging market bonds delivered a strong absolute return and narrowly outpaced the headline domestic indexes. Latin America was the top performer at the regional level, led by Brazil.

9  |

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Strategic Income Fund returned 3.22% at net asset value. The Fund underperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.30%.

Explanation of Fund Performance

Exposure to high yield corporate credit limited performance for the 12 months, primarily due to holdings of energy names which were negatively impacted by softening demand and increasing supply. Holdings of liquid investments also weighed on relative performance as higher-yielding securities outperformed. Security selection in non-US-dollar-denominated issues, primarily in Norwegian names, weighed on performance as well.

The Fund’s allocation to securitized assets generated positive results during the period, led by security selection in asset-backed securities (ABS). Longer-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) in US Treasuries aided relative performance as yields declined over the 12 months, but overall, shorter than benchmark duration had a negative impact on performance for the period. The allocation to emerging market credit, most notably communications and energy names, added modestly to relative performance.

Outlook

Recent market volatility and macro developments have confirmed our view that we are in a late cycle environment. We have become more cautious based on the high degree of uncertainty associated with the outlook for trade; we believe there is still potential for a deal but with reduced conviction. Weak global manufacturing demand has persisted longer than expected, and this has the potential to further weaken business and consumer sentiment. We expect the US economy to weather this manufacturing slowdown without recession. However, it is likely that more policy easing will be needed to avoid a near-term downturn with the trade dispute showing the potential for rapid escalation. The Fund’s portfolio reflects a cautious view, and we expect the above factors will be the primary issues driving risk profiles in the financial markets. As we gain clarity on the macro risk factors, we will seek to invest opportunistically where we feel the market may be mispricing risk in credit, currency or rates.

In our view, it is possible the Fed overtightened in 2018 while fiscal stimulus and corporate tax cuts were temporarily boosting economic activity. We don’t believe that yield curve inversion is entirely indicative of an imminent recession, and there can be significant lag time between inversion and the start of a recession. Risk assets can still perform well while yield curves are inverted, which supports continued investment in credit. However, security selection is critical. With the recent policy pivot and acknowledgment of a global slowdown by the Fed and other global central banks, the direction of rates in the near term appears to be more neutral. Additionally, further central bank cuts should support extension of the credit cycle.1

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  10

LOOMIS SAYLES STRATEGIC INCOME FUND

The current shift in US monetary policy has not translated to a materially weaker US dollar. This, combined with slower global growth and trade conflict, leaves us with a cautious view on markets outside of the US. We are being patient and highly selective within our allocation to emerging market debt.

We believe there are still opportunities in the credit markets, given the positive technical backdrop including flat to negative net issuance and solid retail inflows driven by negative global yields, along with expectations for slower but non-recessionary US economic growth. We are finding value in select areas of the market, while maintaining a higher credit quality bias and increased emphasis on sectors with more defensive characteristics and positive secular trends including healthcare, communications, technology and media. These are industries that should hold up well even in a downturn. The upside potential for the credit markets, given current valuations, is largely dependent on global profit growth and capital expenditures helping to extend this stage of the cycle. The key risk to markets, in our view, centers on the overhang from macro uncertainty with potential for contagion across sectors.

Consistent with our process, we use periods of market volatility to invest where there has been significant dislocation at the sector or security level and valuations show a disconnect from the underlying fundamentals. We have maintained sufficient liquidity in our portfolios to be positioned to invest opportunistically as these situations arise.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the fund. Based on the most recent quarterly analysis (as of September 30, 2019), fund officers believe that realized currency losses will have an impact on the distributions in the 2020 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the fund advisers’ ability to manage realized currency losses, and the net asset level of the fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

11  |

Hypothetical Growth of $100,000 Investment in Class Y Shares5

September 30, 2009 through September 30, 2019

See notes to chart on page 13.

|  12

LOOMIS SAYLES STRATEGIC INCOME FUND

Average Annual Total Returns — September 30, 20195

					Expense Ratios[6]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/1/99)
NAV	3.22%	2.74%	6.51%	—%	0.71%	0.71%

Class A (Inception 5/1/95)
NAV	3.02	2.49	6.24	—	0.96	0.96
With 4.25% Maximum Sales Charge	-1.36	1.61	5.79	—

Class C (Inception 5/1/95)
NAV	2.27	1.73	5.46	—	1.71	1.71
With CDSC[2]	1.28	1.73	5.46	—

Class N (Inception 2/1/13)
NAV	3.37	2.84	—	4.17	0.63	0.63

Admin Class (Inception 2/1/10)[1]
NAV	2.78	2.24	5.97	—	1.20	1.20

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	10.30	3.38	3.75	2.95
Bloomberg Barclays U.S. Universal Bond Index[4]	10.07	3.62	4.14	3.22

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

13  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA

Institute.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

15  |

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,034.20	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
Class C
Actual	$1,000.00	$1,030.50	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class N
Actual	$1,000.00	$1,036.20	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.84
Class Y
Actual	$1,000.00	$1,035.60	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*

Expenses are equal to the Fund’s annualized expense ratio: 0.90%, 1.65%, 0.56% and 0.65% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,030.10	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Class C
Actual	$1,000.00	$1,026.50	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class N
Actual	$1,000.00	$1,032.60	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19
Class Y
Actual	$1,000.00	$1,031.40	$3.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60
Admin Class
Actual	$1,000.00	$1,028.90	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

*

Expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 0.63%, 0.71% and 1.21% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other

|  18

representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2018, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Growth Fund	62%	19%	9%
Loomis Sayles Strategic Income Fund	75%	53%	74%

19  |

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had shown improvement relative to its category; and (3) that the Fund’s long-term performance was strong.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds have expense caps in place. The Trustees also considered that the current expenses for each Fund were below their caps. The Trustees further noted that Loomis Sayles Growth Fund’s total advisory fee rate was below the median of a peer group of funds.

The Trustees noted that Loomis Sayles Strategic Income Fund had an advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rate, including that the advisory fee rate was only one basis point above the peer group median.

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The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that Loomis Sayles Strategic Income Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions

21  |

(if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2020.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.6% of Net Assets
	Air Freight & Logistics — 2.8%
3,309,475	Expeditors International of Washington, Inc.	$245,860,898

	Beverages — 6.2%
4,407,982	Coca-Cola Co. (The)	239,970,540
5,229,306	Monster Beverage Corp.(a)	303,613,506

		543,584,046

	Biotechnology — 4.1%
763,471	Amgen, Inc.	147,739,273
781,642	Regeneron Pharmaceuticals, Inc.(a)	216,827,491

		364,566,764

	Capital Markets — 4.0%
607,414	FactSet Research Systems, Inc.	147,583,380
3,424,982	SEI Investments Co.	202,947,308

		350,530,688

	Communications Equipment — 2.8%
5,041,224	Cisco Systems, Inc.	249,086,878

	Consumer Finance — 1.0%
715,026	American Express Co.	84,573,275

	Energy Equipment & Services — 1.3%
3,359,778	Schlumberger Ltd.	114,803,614

	Food Products — 3.0%
15,072,505	Danone S.A., Sponsored ADR	264,222,520

	Health Care Equipment & Supplies — 1.5%
322,719	Alcon, Inc.(a)	18,811,291
979,144	Varian Medical Systems, Inc.(a)	116,606,259

		135,417,550

	Health Care Technology — 2.3%
2,980,951	Cerner Corp.	203,211,430

	Hotels, Restaurants & Leisure — 6.8%
3,232,576	Starbucks Corp.	285,824,370
2,906,055	Yum China Holdings, Inc.	132,022,079
1,615,086	Yum! Brands, Inc.	183,199,205

		601,045,654

	Household Products — 5.5%
2,389,416	Colgate-Palmolive Co.	175,645,970
2,506,223	Procter & Gamble Co. (The)	311,724,017

		487,369,987

	Interactive Media & Services — 10.8%
196,777	Alphabet, Inc., Class A(a)	240,292,266
196,505	Alphabet, Inc., Class C(a)	239,539,595
2,688,707	Facebook, Inc., Class A(a)	478,804,942

		958,636,803

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	Internet & Direct Marketing Retail — 11.0%
2,581,862	Alibaba Group Holding Ltd., Sponsored ADR(a)	$431,764,782
312,369	Amazon.com, Inc.(a)	542,244,471

		974,009,253

	IT Services — 7.8%
567,713	Automatic Data Processing, Inc.	91,640,232
3,463,460	Visa, Inc., Class A	595,749,755

		687,389,987

	Machinery — 2.7%
1,426,215	Deere & Co.	240,573,946

	Pharmaceuticals — 6.4%
1,329,887	Merck & Co., Inc.	111,949,887
1,613,583	Novartis AG, Sponsored ADR	140,220,363
4,752,501	Novo Nordisk AS, Sponsored ADR	245,704,302
1,883,834	Roche Holding AG, Sponsored ADR	68,665,749

		566,540,301

	Semiconductors & Semiconductor Equipment — 5.7%
1,239,392	NVIDIA Corp.	215,740,966
3,761,219	QUALCOMM, Inc.	286,905,785

		502,646,751

	Software — 12.9%
2,341,117	Autodesk, Inc.(a)	345,782,981
2,535,183	Microsoft Corp.	352,466,492
7,970,169	Oracle Corp.	438,598,400

		1,136,847,873

	Total Common Stocks (Identified Cost $6,145,603,822)	8,710,918,218

Principal Amount
Short-Term Investments — 1.8%
$155,199,792	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $155,204,534 on 10/01/2019 collateralized by $147,170,000 U.S. Treasury Note, 2.875% due 7/31/2025 valued at $158,304,735 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $155,199,792)	155,199,792

	Total Investments — 100.4% (Identified Cost $6,300,803,614)	8,866,118,010
	Other assets less liabilities — (0.4)%	(35,101,262)

	Net Assets — 100.0%	$8,831,016,748

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Growth Fund – (continued)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2019

Software	12.9%
Internet & Direct Marketing Retail	11.0
Interactive Media & Services	10.8
IT Services	7.8
Hotels, Restaurants & Leisure	6.8
Pharmaceuticals	6.4
Beverages	6.2
Semiconductors & Semiconductor Equipment	5.7
Household Products	5.5
Biotechnology	4.1
Capital Markets	4.0
Food Products	3.0
Communications Equipment	2.8
Air Freight & Logistics	2.8
Machinery	2.7
Health Care Technology	2.3
Other Investments, less than 2% each	3.8
Short-Term Investments	1.8

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 66.3% of Net Assets
Non-Convertible Bonds — 59.9%
	ABS Other — 0.4%
$22,212,163	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)(d)	$18,036,277
9,682,403	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)(d)	5,315,639
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)(e)	—
7,934,488	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(c)(f)	7,833,190

		31,185,106

	Aerospace & Defense — 1.2%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	461,215
10,225,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	9,892,688
3,700,000	Bombardier, Inc., 7.875%, 4/15/2027, 144A	3,684,645
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,557,813
9,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	10,559,455
8,815,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	10,401,700
5,310,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 3.893%, 2/15/2067, 144A(g)	4,015,794
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	25,279,031
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025	18,431,187

		86,283,528

	Airlines — 3.0%
20,000,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	20,767,000
130,040,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	130,040,000
1,778,221	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,806,104
1,049,908	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	1,055,709
8,502,577	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	8,969,454
1,559,697	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	1,578,507
1,640,326	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	1,671,558
930	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	940
193,163	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	205,115
301,407	Northwest Airlines Pass Through Trust, Series 2002-1, Class G2, (MBIA Insured), 6.264%, 5/20/2023	309,906
48,950,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	49,023,425

		215,427,718

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.0%
$1,210,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	$1,241,763
12,740,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	11,274,900
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,318,796
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,539,172
18,565,000	Ford Motor Credit Co. LLC, 5.596%, 1/07/2022	19,504,844
9,545,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	9,412,324
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,350,275
26,055,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	24,166,012

		73,808,086

	Banking — 5.0%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	8,295,000
983,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,026,646
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	286,122
7,045,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	7,605,191
36,445,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	22,910,592
3,450,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	3,593,242
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,547,294
25,000,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	19,180,096
19,245,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	19,803,883
36,195,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	39,196,485
185,000,000	Morgan Stanley, GMTN, 5.000%, 9/30/2021, (AUD)	133,060,073
46,735,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	49,215,227
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	12,124,614
53,095,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	40,719,058

		358,563,523

	Brokerage — 1.2%
1,675,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	1,668,719
43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	46,300,575
14,755,000	Jefferies Group LLC, 6.250%, 1/15/2036	17,003,294
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	17,630,741

		82,603,329

	Building Materials — 0.4%
5,565,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	5,606,737
3,255,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	3,222,450
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,279,251
195,000	Masco Corp., 7.125%, 3/15/2020	198,862
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,570,532
10,800,000	Owens Corning, 7.000%, 12/01/2036	13,244,854

		26,122,686

	Cable Satellite — 1.5%
850,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	871,029
975,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	1,011,562

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$497,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	$508,183
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,610,700
17,880,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	18,841,050
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	17,524,309
4,865,000	DISH DBS Corp., 7.750%, 7/01/2026	4,950,137
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	19,073,857
4,835,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,757,871
135,000	Time Warner Cable LLC, 5.875%, 11/15/2040	150,982
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	9,140,592
18,245,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	18,769,544
6,150,000	Ziggo BV, 5.500%, 1/15/2027, 144A	6,409,530

		106,619,346

	Chemicals — 1.8%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	19,611,900
18,254,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	17,706,380
90,205,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	90,249,651

		127,567,931

	Construction Machinery — 0.1%
1,310,000	United Rentals North America, Inc., 4.875%, 1/15/2028	1,362,400
3,850,000	United Rentals North America, Inc., 6.500%, 12/15/2026	4,194,575

		5,556,975

	Consumer Cyclical Services — 0.1%
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	6,160,000

	Consumer Products — 0.2%
11,880,000	Avon Products, Inc., 8.950%, 3/15/2043	13,305,600

	Electric — 1.2%
4,379,000	AES Corp. (The), 4.875%, 5/15/2023	4,455,633
9,371,000	AES Corp. (The), 5.500%, 4/15/2025	9,732,627
28,759,664	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	33,483,076
29,959,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	30,033,897
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,594,293

		82,299,526

	Finance Companies — 3.6%
1,020,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,056,716
22,945,000	Navient Corp., 5.500%, 1/25/2023	23,690,712
2,260,000	Navient Corp., 5.875%, 10/25/2024	2,276,950
109,950(††)	Navient Corp., 6.000%, 12/15/2043	2,553,864
47,944,000	Navient Corp., MTN, 6.125%, 3/25/2024	49,727,037
6,490,000	Navient Corp., MTN, 7.250%, 1/25/2022	6,992,975
53,465,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	45,144,777
4,360,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	4,499,520
23,115,000	Springleaf Finance Corp., 6.875%, 3/15/2025	25,469,841
4,075,000	Springleaf Finance Corp., 7.125%, 3/15/2026	4,520,499
26,970,000	Springleaf Finance Corp., 7.750%, 10/01/2021	29,329,875

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$55,015,000	Springleaf Finance Corp., 8.250%, 10/01/2023	$64,092,475

		259,355,241

	Financial Other — 0.4%
25,465,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	27,120,225

	Gaming — 0.1%
5,475,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	6,063,563

	Government Owned – No Guarantee — 0.1%
6,535,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	8,404,529

	Healthcare — 4.1%
40,686,000	HCA, Inc., 5.875%, 5/01/2023	44,754,600
14,620,000	HCA, Inc., 7.050%, 12/01/2027	17,105,400
20,447,000	HCA, Inc., 7.500%, 12/15/2023	23,156,227
24,215,000	HCA, Inc., 7.500%, 11/06/2033	29,058,000
14,056,000	HCA, Inc., 7.690%, 6/15/2025	16,902,340
32,745,000	HCA, Inc., 8.360%, 4/15/2024	38,974,081
10,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	12,761,700
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	11,105,640
18,365,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	18,618,437
40,800,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	42,847,344
43,749,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	39,811,590
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,070,735

		296,166,094

	Home Construction — 0.9%
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	50,331,900
13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	14,596,054
195,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	207,675

		65,135,629

	Independent Energy — 3.9%
4,810,000	Antero Resources Corp., 5.625%, 6/01/2023	4,160,650
18,736,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	18,730,379
8,145,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	7,961,737
8,225,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	7,567,000
5,989,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(a)(b)(c)(d)(h)	3,593,400
6,526,000	Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash, 12/15/2023(a)(b)(c)(d)(h)(i)(j)	—
8,645,000	California Resources Corp., 5.500%, 9/15/2021	4,257,663
1,188,000	California Resources Corp., 6.000%, 11/15/2024(c)(f)	450,858
67,805,000	California Resources Corp., 8.000%, 12/15/2022, 144A	33,563,475
1,310,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,057,825
21,335,000	Chesapeake Energy Corp., 8.000%, 1/15/2025	15,414,537
50,375,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	34,265,075
15,215,000	Continental Resources, Inc., 3.800%, 6/01/2024	15,504,915
5,450,000	Continental Resources, Inc., 4.500%, 4/15/2023	5,657,960
302,000	Continental Resources, Inc., 5.000%, 9/15/2022	304,649

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$1,522,000	Halcon Resources Corp., 6.750%, 2/15/2025(c)(f)(j)	$147,847
15,580,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A	13,314,668
180,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	173,700
12,740,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	12,294,100
19,290,000	Montage Resources Corp., 8.875%, 7/15/2023	14,756,850
1,065,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	974,475
540,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	550,740
4,780,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	4,756,100
2,055,000	QEP Resources, Inc., 5.250%, 5/01/2023	1,906,054
17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023(c)(f)(j)	1,127,130
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021(c)(f)(j)	571,200
8,241,000	SM Energy Co., 5.000%, 1/15/2024	7,396,297
15,904,000	SM Energy Co., 6.125%, 11/15/2022	15,241,598
5,710,000	SM Energy Co., 6.625%, 1/15/2027	4,924,875
95,000	SM Energy Co., 6.750%, 9/15/2026	83,125
1,110,000	Southwestern Energy Co., 6.200%, 1/23/2025	976,778
14,955,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	6,804,525
2,530,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	1,182,775
19,960,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	19,062,399
3,550,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	2,743,405
21,785,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	14,704,875

		276,183,639

	Life Insurance — 0.9%
3,575,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	3,189,298
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,207,984
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(c)(f)	33,909,559
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(c)(f)	12,131,031

		65,437,872

	Local Authorities — 0.9%
95,480,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	67,475,877

	Media Entertainment — 0.3%
111,590,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,215,698
17,950,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	18,510,937

		22,726,635

	Metals & Mining — 1.0%
2,000,000	AK Steel Corp., 7.625%, 10/01/2021	1,970,000
25,271,000	ArcelorMittal, 6.750%, 3/01/2041	29,825,182
1,970,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	2,579,390
12,315,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	12,197,145
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,778,325
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	12,285,301
10,158,000	United States Steel Corp., 6.650%, 6/01/2037	7,796,265

		68,431,608

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 0.6%
$8,935,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	$9,294,707
13,667,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	13,017,817
8,125,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	8,267,188
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	654,125
11,980,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(c)(f)(k)	8,610,266

		39,844,103

	Oil Field Services — 2.6%
7,120,000	Global Marine, Inc., 7.000%, 6/01/2028	6,458,054
1,765,000	Noble Holding International Ltd., 7.750%, 1/15/2024	1,147,250
19,385,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	13,957,200
18,385,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022(c)(f)	6,434,750
12,020,000	Precision Drilling Corp., 5.250%, 11/15/2024	10,547,550
280,481	Precision Drilling Corp., 6.500%, 12/15/2021	274,871
2,080,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	1,768,000
66,903,750	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	67,907,306
39,300,000	Transocean, Inc., 5.800%, 10/15/2022	38,219,250
46,390,000	Transocean, Inc., 6.800%, 3/15/2038	28,529,850
2,770,000	Transocean, Inc., 7.500%, 4/15/2031	1,952,850
11,165,000	Valaris PLC, 7.750%, 2/01/2026	6,294,157

		183,491,088

	Paper — 0.6%
15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	21,732,941
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,729,819
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	11,978,696
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,629,858

		44,071,314

	Property & Casualty Insurance — 0.1%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.563%, 1/15/2033, 144A(e)(g)	8,835,188

	Retailers — 0.7%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,656,403
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,680,615
27,224,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(c)(f)	8,834,732
2,510,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097(c)(f)	715,350
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,247,471
28,455,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	28,490,569

		50,625,140

	Supermarkets — 0.3%
11,495,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	11,820,883
9,465,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	9,914,588
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	2,335,800

		24,071,271

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 1.5%
$23,345,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	$23,702,178
56,340,000	KLA Corp., 4.650%, 11/01/2024	62,032,869
15,170,000	KLA Corp., 5.650%, 11/01/2034	18,037,483
135,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	162,965
3,355,000	Seagate HDD Cayman, 4.875%, 6/01/2027	3,463,751

		107,399,246

	Transportation Services — 0.1%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)(f)	9,033,630

	Treasuries — 16.1%
312,000,000	Canadian Government Bond, 0.750%, 9/01/2020, (CAD)	233,402,423
1,605,660,000	Central Bank of Iceland, 7.250%, 10/26/2022, (ISK)	14,397,895
10,000,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	47,961,386
9,930,439(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	50,147,862
4,250,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	22,818,283
27,224,481(†††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	144,435,708
7,740,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	40,719,915
3,035,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	17,120,667
21,700,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	125,746,519
175,365,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	118,975,300
458,725,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	52,506,157
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	43,290,793
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	16,828,176
144,325,000	U.S. Treasury Bond, 3.000%, 8/15/2048	171,633,996
50,000,000	U.S. Treasury Note, 1.500%, 8/31/2021	49,853,516

		1,149,838,596

	Wireless — 1.3%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	14,290,691
134,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	6,616,094
49,955,000	Sprint Capital Corp., 6.875%, 11/15/2028	54,460,941
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	7,721,397
8,200,000	Sprint Corp., 7.125%, 6/15/2024	8,837,960

		91,927,083

	Wirelines — 2.7%
11,140,000	AT&T, Inc., 4.500%, 3/09/2048	11,982,532
14,095,000	AT&T, Inc., 4.550%, 3/09/2049	15,236,558
4,370,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,228,528
7,545,000	Bell Canada, Inc., Series M-17, MTN, 6.100%, 3/16/2035, 144A, (CAD)	7,377,909
1,240,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,286,500
28,385,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	29,804,250
7,940,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	8,694,300
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	330,946
1,140,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	1,054,500
16,600,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	14,525,000
25,745,000	Level 3 Parent LLC, 5.750%, 12/01/2022	25,847,980
30,646,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	32,637,990

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$16,440,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	$18,084,000
14,223,000	Verizon Communications, Inc., 4.329%, 9/21/2028	16,116,366
6,309,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A(j)	3,406,860
8,865,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(j)	4,897,912

		195,512,131

	Total Non-Convertible Bonds (Identified Cost $4,672,768,942)	4,282,653,056

Convertible Bonds — 4.6%
	Cable Satellite — 2.0%
14,660,000	DISH Network Corp., 2.375%, 3/15/2024	12,882,104
139,495,000	DISH Network Corp., 3.375%, 8/15/2026	127,806,114

		140,688,218

	Independent Energy — 0.5%
39,012,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	23,309,670
10,955,000	SM Energy Co., 1.500%, 7/01/2021	9,880,551
2,827,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	2,757,060

		35,947,281

	Leisure — 0.4%
27,795,000	Rovi Corp., 0.500%, 3/01/2020	27,348,612

	Pharmaceuticals — 0.0%
870,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	855,207
715,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	736,333

		1,591,540

	REITs – Diversified — 0.2%
14,245,000	iStar, Inc., 3.125%, 9/15/2022	15,085,032

	Technology — 1.5%
10,415,000	Booking Holdings, Inc., 0.900%, 9/15/2021	12,076,364
8,835,000	Evolent Health, Inc., 2.000%, 12/01/2021	7,736,147
23,990,000	Nuance Communications, Inc., 1.000%, 12/15/2035	22,716,850
11,265,000	Nuance Communications, Inc., 1.250%, 4/01/2025	11,154,941
39,710,000	Nuance Communications, Inc., 1.500%, 11/01/2035	39,686,174
17,000,000	Western Digital Corp., 1.500%, 2/01/2024	16,277,500

		109,647,976

	Total Convertible Bonds (Identified Cost $354,092,034)	330,308,659

Municipals — 1.8%
	Illinois — 0.3%
17,570,000	State of Illinois, 5.100%, 6/01/2033	19,030,770

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Michigan — 0.1%
$8,470,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	$8,579,263

	Puerto Rico — 0.5%
63,900,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(j)	38,419,875

	Virginia — 0.9%
68,715,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	66,057,104

	Total Municipals (Identified Cost $145,621,443)	132,087,012

	Total Bonds and Notes (Identified Cost $5,172,482,419)	4,745,048,727

Senior Loans — 0.9%
	Construction Machinery — 0.5%
15,562,263	Onsite Rental Group Pty Ltd., Term Loan B, 1-month LIBOR + 4.500%, 6.518%, 10/26/2022(c)(f)(g)	15,212,112
21,276,992	Onsite Rental Group Pty Ltd., Note, 6.100%, 10/26/2023(b)(c)(f)	17,979,058

		33,191,170

	Media Entertainment — 0.3%
20,112,042	iHeartCommunications, Inc., Exit Term Loan, 1-month LIBOR + 4.000%, 6.100%, 5/01/2026(g)	20,230,904

	Oil Field Services — 0.0%
2,828,139	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 4.604%, 3/19/2021(g)	2,605,423

	Technology — 0.1%
9,507,380	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 11.069%, 4/01/2022(g)	7,061,892

	Total Senior Loans (Identified Cost $70,993,038)	63,089,389

Shares
Common Stocks — 9.5%
	Chemicals — 0.1%
664,252	Hexion Holdings Corp., Class B(e)	8,157,015

	Diversified Telecommunication Services — 4.2%
7,868,481	AT&T, Inc.	297,743,321

	Electronic Equipment, Instruments & Components — 1.0%
2,511,351	Corning, Inc.	71,623,730

	Media — 0.1%
2,500,188	Clear Channel Outdoor Holdings, Inc.(e)	6,300,474
279,162	iHeartMedia, Inc., Class A(e)	4,187,430

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Media — continued
110,654	Thryv Holdings, Inc.(b)(c)(e)(f)	$866,753

		11,354,657

	Oil, Gas & Consumable Fuels — 0.1%
2,400,565	Bellatrix Exploration Ltd.(a)(b)(d)(e)(h)	—
846,398	Chesapeake Energy Corp.(e)	1,193,421
5,886	Frontera Energy Corp.	56,956
156,902	Paragon Offshore Ltd., Litigation Units, Class A(a)(b)(c)(d)(e)	1,569
225,503	Paragon Offshore Ltd., Litigation Units, Class B(b)(e)	3,382,545
1,514	Southcross Holdings Group LLC(b)(e)	—
1,514	Southcross Holdings LP, Class A(b)	681,300

		5,315,791

	Pharmaceuticals — 4.0%
5,651,190	Bristol-Myers Squibb Co.	286,571,845

	Specialty Retail — 0.0%
11,662,687	Onsite Rental Group Pty Ltd.(a)(b)(c)(d)(e)	—

	Total Common Stocks (Identified Cost $567,737,300)	680,766,359

Preferred Stocks — 1.5%
Convertible Preferred Stocks — 1.3%
	Banking — 0.2%
8,447	Bank of America Corp., Series L, 7.250%	12,663,827

	Communications — 0.0%
3,704	Cincinnati Bell, Inc., Series B, 6.750%	120,380

	Independent Energy — 0.4%
172,972	Chesapeake Energy Corp., 4.500%	7,427,417
240,916	Chesapeake Energy Corp., 5.000%(c)(f)	9,154,808
32,522	Chesapeake Energy Corp., Series A, 5.750%, 144A(a)(c)(f)	11,391,481

		27,973,706

	Midstream — 0.5%
43,178	Chesapeake Energy Corp., 5.750%, 144A(a)(c)(f)	15,124,390
6,017	Chesapeake Energy Corp., 5.750%(a)(c)(f)	2,107,635
23,928	Chesapeake Energy Corp., 5.750%(a)(c)(f)	8,381,260
242,297	El Paso Energy Capital Trust I, 4.750%(c)(f)	12,713,324

		38,326,609

	REITs – Diversified — 0.2%
325,207	iStar, Inc., Series J, 4.500%(c)(f)	17,404,000

	Total Convertible Preferred Stocks (Identified Cost $155,141,807)	96,488,522

Non-Convertible Preferred Stocks — 0.2%
	Finance Companies — 0.0%
10,425	iStar, Inc., Series G, 7.650%	265,824

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(e)	$697,624

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,899,240

	REITs – Warehouse/Industrials — 0.2%
116,192	Prologis, Inc., Series Q, 8.540%	8,394,872

	Total Non-Convertible Preferred Stocks (Identified Cost $8,540,568)	11,257,560

	Total Preferred Stocks (Identified Cost $163,682,375)	107,746,082

Closed-End Investment Companies — 0.0%
170,282	NexPoint Strategic Opportunities Fund (Identified Cost $10,230,310)	3,053,156

Warrants — 0.2%
751,946	iHeartMedia, Inc., Expiration on 5/1/2039(e) (Identified Cost $18,045,316)	10,715,230

Principal Amount (‡)
Short-Term Investments — 20.5%
$10,070,157,559	Central Bank of Iceland, 0.000%, (ISK)(c)(f)(g)(l)	81,240,430
45,895,000	Federal Home Loan Bank Discount Notes, 1.950%, 11/15/2019(m)	45,787,147
83,800,000	Ford Motor Credit Co. LLC, 4.331%, 12/02/2019(m)	83,404,631
157,488,902	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $157,493,714 on 10/01/2019 collateralized by $124,715,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $129,264,229; $29,325,000 U.S. Treasury Note, 2.750% due 6/30/2025 valued at $31,377,339 including accrued interest (Note 2 of Notes to Financial Statements)	157,488,902
215,435,000	U.S. Treasury Bills, 1.815%, 3/26/2020(m)	213,552,232
300,000,000	U.S. Treasury Bills, 1.830%-1.837%, 2/27/2020(m)(n)	297,780,522
416,810,000	U.S. Treasury Bills, 1.840%-2.350%, 11/14/2019(m)(n)	415,903,080
170,000,000	U.S. Treasury Bills, 2.318%, 11/29/2019(m)	169,495,017

	Total Short-Term Investments (Identified Cost $1,462,474,088)	1,464,651,961

	Total Investments — 98.9% (Identified Cost $7,465,644,846)	7,075,070,904
	Other assets less liabilities — 1.1%	78,246,684

	Net Assets — 100.0%	$7,153,317,588

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Bellatrix Exploration Ltd., 8.500%	6/04/2019	$5,869,220	$3,593,400	0.1%
Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash	6/04/2019	4,307,160	—	—
Bellatrix Exploration Ltd.	6/04/2019	3,016,862	—	—
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	22,212,163	18,036,277	0.3%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	9,682,403	5,315,639	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	32,732,982	—	—
Onsite Rental Group Pty Ltd.	10/26/2017	—	—	—
Onsite Rental Group Pty Ltd., Note	10/26/2017	15,532,204	17,979,058	0.3%
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	1,167,146	1,569	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	22,768,653	3,382,545	Less than 0.1%
Southcross Holdings Group LLC	4/29/2016	—	—	—
Southcross Holdings LP, Class A	4/29/2016	2,215,133	681,300	Less than 0.1%
Thryv Holdings, Inc.	8/12/2016	539,031	866,753	Less than 0.1%

(c)	Illiquid security. (Unaudited)
(d)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $26,946,885 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Non-income producing security.
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $281,374,794 or 3.9% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Variable rate security. Rate as of September 30, 2019 is disclosed.
(h)	Affiliated issuer. See Note 5h for a summary of transactions in securities of affiliated issuers.
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. No payments were made during the period.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Perpetual bond with no specified maturity date.
(l)	Security callable by issuer at any time. No specified maturity date.
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $1,106,289,206 or 15.5% of net assets.

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2019

Treasuries	16.1%
Banking	5.2
Independent Energy	4.8
Diversified Telecommunication Services	4.2
Healthcare	4.1
Pharmaceuticals	4.0
Finance Companies	3.6
Cable Satellite	3.5
Technology	3.1
Airlines	3.0
Wirelines	2.7
Oil Field Services	2.6
Other Investments, less than 2% each	21.5
Short-Term Investments	20.5
Closed-End Investment Companies	0.0 *

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

*	Less than 0.1%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Strategic Income Fund – (continued)

Currency Exposure Summary at September 30, 2019

United States Dollar	79.7%
Mexican Peso	6.7
Canadian Dollar	5.0
Australian Dollar	2.7
New Zealand Dollar	2.0
Other, less than 2% each	2.8

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

This Page Intentionally Left Blank

|  40

Statements of Assets and Liabilities

September 30, 2019

	Growth Fund	Strategic Income Fund
ASSETS
Unaffiliated investments at cost	$6,300,803,614	$7,452,349,931
Affiliated investments at cost	—	13,294,915
Net unrealized appreciation (depreciation) on unaffiliated investments	2,565,314,396	(380,872,427)
Net unrealized appreciation (depreciation) on affiliated investments	—	(9,701,515)

Investments at value	8,866,118,010	7,075,070,904
Cash	26,668,399	4,274,496
Foreign currency at value (identified cost $0 and $3,128,351, respectively)	—	3,121,644
Receivable for Fund shares sold	14,735,660	7,087,173
Receivable for securities sold	35,465,654	3,802,290
Dividends and interest receivable	6,185,851	77,077,641
Tax reclaims receivable	4,551,359	438,399
Prepaid expenses (Note 7)	638	590

TOTAL ASSETS	8,953,725,571	7,170,873,137

LIABILITIES
Payable for securities purchased	112,117,255	3,231,217
Payable for Fund shares redeemed	5,671,129	8,697,054
Management fees payable (Note 5)	3,659,008	3,352,609
Deferred Trustees’ fees (Note 5)	429,242	1,526,620
Administrative fees payable (Note 5)	318,951	260,050
Payable to distributor (Note 5d)	81,341	69,188
Other accounts payable and accrued expenses	431,897	418,811

TOTAL LIABILITIES	122,708,823	17,555,549

NET ASSETS	$8,831,016,748	$7,153,317,588

NET ASSETS CONSIST OF:
Paid-in capital	$6,077,892,903	$7,610,189,722
Accumulated earnings (loss)	2,753,123,845	(456,872,134)

NET ASSETS	$8,831,016,748	$7,153,317,588

See accompanying notes to financial statements.

41  |

Statements of Assets and Liabilities (continued)

September 30, 2019

	Growth Fund	Strategic Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,250,029,957	$1,835,813,069

Shares of beneficial interest	78,023,345	128,821,175

Net asset value and redemption price per share	$16.02	$14.25

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$17.00	$14.88

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$120,492,992	$676,601,820

Shares of beneficial interest	8,294,023	47,026,319

Net asset value and offering price per share	$14.53	$14.39

Class N shares:
Net assets	$442,786,595	$202,989,477

Shares of beneficial interest	25,788,041	14,259,258

Net asset value, offering and redemption price per share	$17.17	$14.24

Class Y shares:
Net assets	$7,017,707,204	$4,316,009,910

Shares of beneficial interest	408,727,851	303,211,347

Net asset value, offering and redemption price per share	$17.17	$14.23

Admin Class shares:
Net assets	$—	$121,903,312

Shares of beneficial interest	—	8,584,232

Net asset value, offering and redemption price per share	$—	$14.20

See accompanying notes to financial statements.

|  42

Statements of Operations

For the Year Ended September 30, 2019

	Growth Fund	Strategic Income Fund
INVESTMENT INCOME
Dividends	$105,551,410	$35,318,760
Interest from unaffiliated investments	1,526,044	345,472,499
Interest from affiliated investments	—	266,596
Less net foreign taxes withheld	(2,402,568)	(489,072)

	104,674,886	380,568,783

Expenses
Management fees (Note 5)	41,575,620	42,993,058
Service and distribution fees (Note 5)	4,012,689	14,006,862
Administrative fees (Note 5)	3,660,618	3,353,455
Trustees’ fees and expenses (Note 5)	272,865	259,934
Transfer agent fees and expenses (Notes 5 and 6)	7,229,878	6,245,387
Audit and tax services fees	39,942	60,621
Custodian fees and expenses	254,782	309,894
Legal fees (Note 7)	245,991	223,404
Registration fees	177,488	155,276
Shareholder reporting expenses	386,193	344,030
Miscellaneous expenses (Note 7)	249,270	214,887

Total expenses	58,105,336	68,166,808
Less waiver and/or expense reimbursement (Note 5)	(62,678)	(59,623)

Net expenses	58,042,658	68,107,185

Net investment income	46,632,228	312,461,598

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Unaffiliated investments	210,199,000	(31,243,600)
Foreign currency transactions (Note 2c)	—	5,738,112
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	177,218,567	(77,967,852)
Affiliated investments	—	(9,701,515)
Foreign currency translations (Note 2c)	—	(8,754,894)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	387,417,567	(121,929,749)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$434,049,795	$190,531,849

See accompanying notes to financial statements.

43  |

Statements of Changes in Net Assets

	Growth Fund		Strategic Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$46,632,228	$48,813,777	$312,461,598	$331,027,757
Net realized gain (loss) on investments and foreign currency transactions	210,199,000	330,004,291	(25,505,488)	2,141,142
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	177,218,567	902,573,085	(96,424,261)	(220,599,041)

Net increase in net assets resulting from operations	434,049,795	1,281,391,153	190,531,849	112,569,858

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(51,082,626)	(23,626,171)	(71,533,316)	(83,233,392)
Class C	(6,370,291)	(2,938,721)	(27,624,605)	(65,182,313)
Class N	(29,366,126)	(9,153,975)	(8,091,999)	(7,465,601)
Class Y	(317,599,223)	(147,324,401)	(189,621,495)	(249,028,627)
Admin Class	—	—	(4,619,879)	(5,735,653)

Total distributions	(404,418,266)	(183,043,268)	(301,491,294)	(410,645,586)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(34,793,401)	530,718,841	(1,303,567,589)	(1,369,576,617)

Net increase (decrease) in net assets	(5,161,872)	1,629,066,726	(1,414,527,034)	(1,667,652,345)
NET ASSETS
Beginning of the year	8,836,178,620	7,207,111,894	8,567,844,622	10,235,496,967

End of the year	$8,831,016,748	$8,836,178,620	$7,153,317,588	$8,567,844,622

See accompanying notes to financial statements.

|  44

Financial Highlights

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$16.05	$14.04	$11.96	$9.90	$9.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.06	0.06	0.06	0.05
Net realized and unrealized gain (loss)	0.71	2.29	2.18	2.05	0.45

Total from Investment Operations	0.76	2.35	2.24	2.11	0.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized capital gains	(0.74)	(0.29)	(0.11)	—	—

Total Distributions	(0.79)	(0.34)	(0.16)	(0.05)	(0.05)

Net asset value, end of the period	$16.02	$16.05	$14.04	$11.96	$9.90

Total return(b)	5.81%	16.98%	18.99%	21.32%	5.30%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,250,030	$1,083,362	$983,047	$729,989	$122,203
Net expenses	0.91%	0.90%	0.91%	0.92%	0.92%
Gross expenses	0.91%	0.90%	0.91%	0.92%	0.92%
Net investment income	0.35%	0.39%	0.45%	0.58%	0.45%
Portfolio turnover rate	7%	11%	8%	11%	27	%(c)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

45  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$14.68	$12.92	$11.06	$9.18	$8.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)	(0.05)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.65	2.10	2.00	1.90	0.42

Total from Investment Operations	0.59	2.05	1.97	1.88	0.39

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.74)	(0.29)	(0.11)	—	—

Net asset value, end of the period	$14.53	$14.68	$12.92	$11.06	$9.18

Total return(b)	5.05%	16.09%	18.03%	20.48%	4.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$120,493	$130,133	$133,329	$109,798	$41,421
Net expenses	1.66%	1.65%	1.66%	1.66%	1.67%
Gross expenses	1.66%	1.65%	1.66%	1.66%	1.67%
Net investment loss	(0.39)%	(0.36)%	(0.29)%	(0.16)%	(0.29)%
Portfolio turnover rate	7%	11%	8%	11%	27	%(c)

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  46

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$17.15	$14.97		$12.73		$10.52	$10.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.12		0.11		0.10	0.08
Net realized and unrealized gain (loss)	0.76	2.44		2.32		2.18	0.49

Total from Investment Operations	0.87	2.56		2.43		2.28	0.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.09)		(0.08)		(0.07)	(0.06)
Net realized capital gains	(0.74)	(0.29)		(0.11)		—	—

Total Distributions	(0.85)	(0.38)		(0.19)		(0.07)	(0.06)

Net asset value, end of the period	$17.17	$17.15		$14.97		$12.73	$10.52

Total return	6.14%	17.40	%(b)	19.39	%(b)	21.75%	5.65	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$442,787	$1,001,688		$341,160		$60,765	$1
Net expenses	0.56%	0.57	%(c)	0.57	%(c)	0.58%	0.55	%(c)
Gross expenses	0.56%	0.58%		0.58%		0.58%	9.82%
Net investment income	0.69%	0.73%		0.80%		0.82%	0.71%
Portfolio turnover rate	7%	11%		8%		11%	27	%(d)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$17.14	$14.97	$12.73	$10.53	$10.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.10	0.09	0.10	0.07
Net realized and unrealized gain (loss)	0.77	2.44	2.33	2.16	0.49

Total from Investment Operations	0.87	2.54	2.42	2.26	0.56

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.08)	(0.07)	(0.06)	(0.07)
Net realized capital gains	(0.74)	(0.29)	(0.11)	—	—

Total Distributions	(0.84)	(0.37)	(0.18)	(0.06)	(0.07)

Net asset value, end of the period	$17.17	$17.14	$14.97	$12.73	$10.53

Total return	6.09%	17.25%	19.31%	21.55%	5.59%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,017,707	$6,620,996	$5,749,576	$3,493,961	$1,174,150
Net expenses	0.66%	0.65%	0.66%	0.66%	0.67%
Gross expenses	0.66%	0.65%	0.66%	0.66%	0.67%
Net investment income	0.60%	0.64%	0.69%	0.82%	0.69%
Portfolio turnover rate	7%	11%	8%	11%	27	%(b)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$14.39	$14.84	$14.70	$14.70	$16.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.52	0.56	0.57	0.64
Net realized and unrealized gain (loss)	(0.16)	(0.33)	0.42	0.61	(1.74)

Total from Investment Operations	0.41	0.19	0.98	1.18	(1.10)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.57)	(0.52)	(0.36)	(0.57)
Net realized capital gains	(0.07)	(0.07)	(0.32)	(0.82)	(0.38)

Total Distributions	(0.55)	(0.64)	(0.84)	(1.18)	(0.95)

Net asset value, end of the period	$14.25	$14.39	$14.84	$14.70	$14.70

Total return(b)	3.02%	1.34%	7.01%	8.72%	(6.88)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,835,813	$1,986,300	$1,999,385	$2,514,770	$3,318,262
Net expenses	0.96%	0.96%	0.96%	0.96%	0.94%
Gross expenses	0.96%	0.96%	0.96%	0.96%	0.94%
Net investment income	4.03%	3.57%	3.82%	4.01%	3.95%
Portfolio turnover rate	13%	6%	11%	17%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$14.52	$14.97	$14.81	$14.80	$16.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.41	0.45	0.47	0.52
Net realized and unrealized gain (loss)	(0.16)	(0.33)	0.44	0.61	(1.74)

Total from Investment Operations	0.31	0.08	0.89	1.08	(1.22)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.46)	(0.41)	(0.25)	(0.45)
Net realized capital gains	(0.07)	(0.07)	(0.32)	(0.82)	(0.38)

Total Distributions	(0.44)	(0.53)	(0.73)	(1.07)	(0.83)

Net asset value, end of the period	$14.39	$14.52	$14.97	$14.81	$14.80

Total return(b)	2.27%	0.60%	6.20%	7.91%	(7.60)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$676,602	$1,153,853	$2,248,939	$3,433,204	$4,295,139
Net expenses	1.71%	1.71%	1.71%	1.71%	1.69%
Gross expenses	1.71%	1.71%	1.71%	1.71%	1.69%
Net investment income	3.30%	2.79%	3.08%	3.26%	3.20%
Portfolio turnover rate	13%	6%	11%	17%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$14.38	$14.83	$14.69	$14.69	$16.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61	0.56	0.60	0.61	0.69
Net realized and unrealized gain (loss)	(0.16)	(0.32)	0.43	0.62	(1.73)

Total from Investment Operations	0.45	0.24	1.03	1.23	(1.04)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.62)	(0.57)	(0.41)	(0.62)
Net realized capital gains	(0.07)	(0.07)	(0.32)	(0.82)	(0.38)

Total Distributions	(0.59)	(0.69)	(0.89)	(1.23)	(1.00)

Net asset value, end of the period	$14.24	$14.38	$14.83	$14.69	$14.69

Total return	3.37%	1.67%	7.38%	9.09%	(6.58)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$202,989	$176,456	$141,695	$130,637	$83,405
Net expenses	0.63%	0.63%	0.63%	0.63%	0.62%
Gross expenses	0.63%	0.63%	0.63%	0.63%	0.62%
Net investment income	4.36%	3.91%	4.13%	4.34%	4.33%
Portfolio turnover rate	13%	6%	11%	17%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$14.38	$14.83	$14.69	$14.69	$16.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	0.55	0.59	0.61	0.68
Net realized and unrealized gain (loss)	(0.17)	(0.32)	0.43	0.61	(1.73)

Total from Investment Operations	0.43	0.23	1.02	1.22	(1.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.61)	(0.56)	(0.40)	(0.61)
Net realized capital gains	(0.07)	(0.07)	(0.32)	(0.82)	(0.38)

Total Distributions	(0.58)	(0.68)	(0.88)	(1.22)	(0.99)

Net asset value, end of the period	$14.23	$14.38	$14.83	$14.69	$14.69

Total return	3.22%	1.66%	7.22%	9.00%	(6.65)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,316,010	$5,118,016	$5,702,607	$5,350,759	$7,018,369
Net expenses	0.71%	0.71%	0.71%	0.71%	0.69%
Gross expenses	0.71%	0.71%	0.71%	0.71%	0.69%
Net investment income	4.28%	3.82%	4.04%	4.26%	4.21%
Portfolio turnover rate	13%	6%	11%	17%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$14.34		$14.79		$14.65		$14.66		$16.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53		0.48		0.52		0.53		0.60
Net realized and unrealized gain (loss)	(0.16)		(0.33)		0.43		0.61		(1.73)

Total from Investment Operations	0.37		0.15		0.95		1.14		(1.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)		(0.53)		(0.49)		(0.33)		(0.53)
Net realized capital gains	(0.07)		(0.07)		(0.32)		(0.82)		(0.38)

Total Distributions	(0.51)		(0.60)		(0.81)		(1.15)		(0.91)

Net asset value, end of the period	$14.20		$14.34		$14.79		$14.65		$14.66

Total return	2.78%		1.09%		6.79%		8.42%		(7.13)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$121,903		$133,220		$142,871		$143,275		$141,844
Net expenses	1.20	%(b)	1.20	%(c)	1.19	%(d)	1.20	%(c)	1.19%
Gross expenses	1.20	%(b)	1.20	%(c)	1.19	%(d)	1.20	%(c)	1.19%
Net investment income	3.80%		3.33%		3.57%		3.76%		3.73%
Portfolio turnover rate	13%		6%		11%		17%		23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes refund of prior year service fee of 0.01%. See Note 5b of Notes to Financial Statements.
(c)	Includes refund of prior year service fee of 0.01%.
(d)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

53  |

Notes to Financial Statements

September 30, 2019

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Each Fund is a diversified investment company.

Growth Fund was closed to new investors effective April 28, 2017. Growth Fund offers Class A, Class C, Class N, and Class Y shares to defined contribution and defined benefit plans, clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available and existing shareholders. Strategic Income Fund offers Class A, Class C, Class N, Class Y and Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 5.75% for Growth Fund and 4.25% for Strategic Income Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

|  54

Notes to Financial Statements (continued)

September 30, 2019

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

55  |

Notes to Financial Statements (continued)

September 30, 2019

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2019, securities held by Strategic Income Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$281,374,794	3.9%	$26,946,885	0.4%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

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Notes to Financial Statements (continued)

September 30, 2019

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2019, the amount of income available to be distributed by the Strategic Income Fund has been reduced by $74,670,553 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of

57  |

Notes to Financial Statements (continued)

September 30, 2019

September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution re-designations, defaulted and/or non-income producing securities, foreign currency gains and losses, premium amortization, convertible bonds, paydown gains and losses, partnership basis adjustments and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to corporate actions, deferred Trustees’ fees, wash sales, premium amortization, return of capital distributions received, trust preferred securities, defaulted and/or non-income producing securities, contingent payment debt instruments, partnership basis adjustments and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be

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Notes to Financial Statements (continued)

September 30, 2019

necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Growth Fund	$44,783,074	$359,635,192	$404,418,266	$38,048,905	$144,994,363	$183,043,268
Strategic Income Fund	263,812,130	37,679,164	301,491,294	365,189,758	45,455,828	410,645,586

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Strategic Income Fund
Undistributed ordinary income	$35,874,698	$15,925,222
Undistributed long-term capital gains	165,721,571	9,981,228

Total undistributed earnings	201,596,269	25,906,450

Unrealized appreciation (depreciation)	2,551,956,818	(450,174,382)

Total accumulated earnings (losses)	$2,753,553,087	$(424,267,932)

As of September 30, 2019, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Growth Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$2,551,956,818	$(9,191,273)
Foreign currency translations	—	(440,983,109)

Total unrealized appreciation (depreciation)	$2,551,956,818	$(450,174,382)

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Notes to Financial Statements (continued)

September 30, 2019

As of September 30, 2019, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Growth Fund	Strategic Income Fund
Federal tax cost	$6,314,161,192	$7,524,833,787

Gross tax appreciation	$2,737,655,193	$561,473,745
Gross tax depreciation	(185,698,375)	(1,011,240,282)

Net tax appreciation (depreciation)	$2,551,956,818	$(449,766,537)

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

f.  Senior Loans.  Strategic Income Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

g.  Loan Participations.  A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

There were no loan participations held by the Funds as of September 30, 2019.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and

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Notes to Financial Statements (continued)

September 30, 2019

at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, neither Fund had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium

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Notes to Financial Statements (continued)

September 30, 2019

Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision for Strategic Income Fund and has determined there will be no impact on the net asset value of the Fund.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as

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Notes to Financial Statements (continued)

September 30, 2019

determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,710,918,218	$—	$—	$8,710,918,218
Short-Term Investments	—	155,199,792	—	155,199,792

Total	$8,710,918,218	$155,199,792	$—	$8,866,118,010

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$7,833,190	$23,351,916	(b)(c)	$31,185,106
Finance Companies	2,553,864	256,801,377	—		259,355,241
Independent Energy	—	272,590,239	3,593,400	(c)(d)	276,183,639
All Other Non-Convertible Bonds(a)	—	3,715,929,070	—		3,715,929,070

Total Non-Convertible Bonds	2,553,864	4,253,153,876	26,945,316		4,282,653,056

Convertible Bonds(a)	—	330,308,659	—		330,308,659
Municipals(a)	—	132,087,012	—		132,087,012

Total Bonds and Notes	2,553,864	4,715,549,547	26,945,316		4,745,048,727

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Notes to Financial Statements (continued)

September 30, 2019

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Senior Loans(a)	$—	$63,089,389	$—		$63,089,389
Common Stocks
Chemicals	—	8,157,015	—		8,157,015
Media	10,487,904	866,753	—		11,354,657
Oil, Gas & Consumable Fuels	1,250,377	4,063,845	1,569	(c)(d)	5,315,791
Specialty Retail	—	—	—	(c)	—
All Other Common Stocks(a)	655,938,896	—	—		655,938,896

Total Common Stocks	667,677,177	13,087,613	1,569		680,766,359

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	7,427,417	9,154,808	11,391,481	(e)	27,973,706
Midstream	12,713,324	—	25,613,285	(e)	38,326,609
REITs - Diversified	—	17,404,000	—		17,404,000
All Other Convertible Preferred Stocks(a)	12,784,207	—	—		12,784,207

Total Convertible Preferred Stocks	32,924,948	26,558,808	37,004,766		96,488,522

Non-Convertible Preferred Stocks
REITs - Office Property	—	1,899,240	—		1,899,240
REITs - Warehouse/Industrials	—	8,394,872	—		8,394,872
All Other Non-Convertible Preferred Stocks(a)	963,448	—	—		963,448

Total Non-Convertible Preferred Stocks	963,448	10,294,112	—		11,257,560

Total Preferred Stocks	33,888,396	36,852,920	37,004,766		107,746,082

Closed-End Investment Companies	3,053,156	—	—		3,053,156
Warrants	—	10,715,230	—		10,715,230
Short-Term Investments	—	1,464,651,961	—		1,464,651,961

Total	$707,172,593	$6,303,946,660	$63,951,651		$7,075,070,904

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2019

(b)	Fair valued by the Fund’s adviser ($5,315,639) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($18,036,277).
(c)	Includes a security fair valued at zero using Level 3 inputs.
(d)	Fair valued by the Fund’s adviser.
(e)	Valued using broker-dealer bid prices.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$20,680,219	(a)	$—	$—	$2,140,991	$1,293,691
Airlines	455,986		—	—	—	—
Independent Energy	—		101,673	—	(6,684,653)	10,176,380
Metals & Mining	4,101		(23,510)	(8,068,536)	8,087,945	—
Loan Participations
ABS Other	8,343,807		—	(65,527)	458,691	—
Common Stocks
Oil, Gas & Consumable Fuels	—		—	—	(3,142,069)	3,016,862
Specialty Retail	—	(a)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—		—	—	(8,083,554)	—
Midstream	—		—	—	(19,374,997)	2,688,242

Total	$29,484,113		$78,163	$(8,134,063)	$(26,597,646)	$17,175,175

65  |

Notes to Financial Statements (continued)

September 30, 2019

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(762,985)	$—	$—	$23,351,916	(a)	$2,101,709
Airlines	—	—	(455,986)	—		—
Independent Energy	—	—	—	3,593,400	(a)	(6,684,653)
Metals & Mining	—	—	—	—		—
Loan Participations
ABS Other	(8,736,971)	—	—	—		—
Common Stocks
Oil, Gas & Consumable Fuels	—	126,776	—	1,569	(a)	(3,142,069)
Specialty Retail	—	—	—	—	(a)	—
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—	19,475,035	—	11,391,481		(8,083,554)
Midstream	—	42,300,040	—	25,613,285		(19,374,997)

Total	$(9,499,956)	$61,901,851	$(455,986)	$63,951,651		$(35,183,564)

(a)	Includes a security fair valued at zero using Level 3 inputs.

A debt security valued at $455,986 was transferred from Level 3 to Level 2 during the period ended September 30, 2019. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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Notes to Financial Statements (continued)

September 30, 2019

A common stock valued at $126,776 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Preferred stocks valued at $61,775,075 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Growth Fund	$—	$—	$615,164,763	$983,868,927
Strategic Income Fund	183,616,703	250,000,000	600,525,833	1,454,891,882

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.8 billion	Next $13 billion	Next $10 billion	Over $25 billion
Growth Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Strategic Income Fund	0.65%	0.60%	0.55%	0.54%	0.53%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes,

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Notes to Financial Statements (continued)

September 30, 2019

organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Growth Fund	1.25%	2.00%	0.95%	1.00%	—
Strategic Income Fund	1.25%	2.00%	0.95%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2019, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Growth Fund	$41,575,620	0.50%
Strategic Income Fund	42,993,058	0.56%

No expenses were recovered for either Fund during the year ended September 30, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Strategic Income Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

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Notes to Financial Statements (continued)

September 30, 2019

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plan, Strategic Income Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Strategic Income Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
Growth Fund	$2,793,134	$304,889	$—	$914,666	$—
Strategic Income Fund	4,620,096	2,192,546	299,124	6,577,637	317,459

For the year ended September 30, 2019, Natixis Distribution refunded Strategic Income Fund $18,335 of prior year Admin Class service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

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Notes to Financial Statements (continued)

September 30, 2019

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019 each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Growth Fund	$3,660,618	$62,678	$3,597,940
Strategic Income Fund	3,353,455	59,623	3,293,832

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have

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Notes to Financial Statements (continued)

September 30, 2019

agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Growth Fund	$6,581,543
Strategic Income Fund	5,859,255

As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Growth Fund	$81,341
Strategic Income Fund	69,188

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2019, were as follows:

Fund	Commissions
Growth Fund	$36,465
Strategic Income Fund	72,228

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees

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Notes to Financial Statements (continued)

September 30, 2019

that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of September 30, 2019, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Growth Fund representing 0.19% and 0.67%, respectively, of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements (continued)

September 30, 2019

h.  Affiliated Transactions.  As a result of a business restructuring, Strategic Income Fund received common stock shares of Bellatrix Exploration Ltd. (the “Company”) which constitutes more than 5% of the voting securities of the Company. As such, the Company is considered to be an affiliate. A summary of affiliated transactions for the year ended September 30, 2019, is as follows:

Strategic Income Fund	Beginning Value	Purchase Cost	Sales Proceeds	Accrued Discounts (Premiums)
Bellatrix Exploration Ltd., 8.500%	$—	$5,869,220	$—	$7,670
Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash	—	4,307,160	—	94,003
Bellatrix Exploration Ltd.	—	3,016,862	—	—

	$—	$13,193,242	$—	$101,673

Strategic Income Fund	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Bellatrix Exploration Ltd., 8.500%	$—	$(2,283,490)	$3,593,400	$164,923
Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash	—	(4,401,163)	—	—
Bellatrix Exploration Ltd.	—	(3,016,862)	—	—

	$—	$(9,701,515)	$3,593,400	$164,923

6. Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
Growth Fund	$1,037,070	$113,554	$3,198	$6,076,056	$—
Strategic Income Fund	1,553,703	738,499	2,026	3,844,377	106,782

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000

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Notes to Financial Statements (continued)

September 30, 2019

committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, Growth Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $20,531,390 at a weighted average interest rate of 3.43%. Interest expense incurred was $7,822.

8.  Concentration of Risk.  Strategic Income Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Growth Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Growth Fund	5	54.16%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2019

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	19,091,773	$297,048,970	9,892,333	$148,235,534
Issued in connection with the reinvestment of distributions	3,582,164	47,177,097	1,464,494	21,381,619
Redeemed	(12,138,033)	(185,450,226)	(13,865,728)	(209,484,702)

Net change	10,535,904	$158,775,841	(2,508,901)	$(39,867,549)

Class C
Issued from the sale of shares	1,154,714	$15,338,399	1,122,136	$15,439,085
Issued in connection with the reinvestment of distributions	332,911	3,998,270	148,410	1,993,145
Redeemed	(2,056,040)	(28,433,099)	(2,724,624)	(37,772,137)

Net change	(568,415)	$(9,096,430)	(1,454,078)	$(20,339,907)

Class N
Issued from the sale of shares	8,887,567	$147,132,489	43,285,115	$684,373,304
Issued in connection with the reinvestment of distributions	2,024,898	28,510,563	380,354	5,914,498
Redeemed	(43,548,774)	(706,227,218)	(8,026,613)	(130,323,337)

Net change	(32,636,309)	$(530,584,166)	35,638,856	$559,964,465

Class Y
Issued from the sale of shares	117,111,537	$1,914,578,957	134,173,905	$2,158,881,553
Issued in connection with the reinvestment of distributions	16,819,594	236,988,075	7,592,419	118,138,051
Redeemed	(111,406,135)	(1,805,455,678)	(139,565,871)	(2,246,057,772)

Net change	22,524,996	$346,111,354	2,200,453	$30,961,832

Increase (decrease) from capital share transactions	(143,824)	$(34,793,401)	33,876,330	$530,718,841

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Notes to Financial Statements (continued)

September 30, 2019

10.  Capital Shares (continued).

	Year Ended September 30, 2019		Year Ended September 30, 2018
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	27,644,005	$388,066,928	51,625,278	$738,924,261
Issued in connection with the reinvestment of distributions	3,733,655	52,153,952	4,060,455	58,682,435
Redeemed	(40,562,001)	(568,498,683)	(52,391,158)	(758,110,873)

Net change	(9,184,341)	$(128,277,803)	3,294,575	$39,495,823

Class C
Issued from the sale of shares	2,930,132	$41,347,083	2,803,621	$41,029,278
Issued in connection with the reinvestment of distributions	1,354,833	19,052,625	3,309,104	48,333,624
Redeemed	(36,710,107)	(519,364,178)	(76,940,917)	(1,116,045,348)

Net change	(32,425,142)	$(458,964,470)	(70,828,192)	$(1,026,682,446)

Class N
Issued from the sale of shares	5,710,006	$80,153,591	4,812,920	$69,711,732
Issued in connection with the reinvestment of distributions	502,914	7,022,689	485,081	6,999,401
Redeemed	(4,226,437)	(59,477,704)	(2,582,475)	(37,282,778)

Net change	1,986,483	$27,698,576	2,715,526	$39,428,355

Class Y
Issued from the sale of shares	60,558,641	$847,970,819	77,541,895	$1,122,643,031
Issued in connection with the reinvestment of distributions	10,011,095	139,677,190	12,318,919	177,879,588
Redeemed	(123,342,737)	(1,721,792,645)	(118,518,308)	(1,716,975,666)

Net change	(52,773,001)	$(734,144,636)	(28,657,494)	$(416,453,047)

Admin Class
Issued from the sale of shares	1,029,988	$14,399,151	1,110,070	$16,029,203
Issued in connection with the reinvestment of distributions	293,184	4,080,471	336,388	4,845,855
Redeemed	(2,027,234)	(28,358,878)	(1,818,549)	(26,240,360)
Net change	(704,062)	$(9,879,256)	(372,091)	$(5,365,302)

Decrease from capital share transactions	(93,100,063)	$(1,303,567,589)	(93,847,676)	$(1,369,576,617)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund and Loomis Sayles Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Strategic Income Fund and Loomis Sayles Growth Fund (two of the funds constituting Loomis Sayles Funds II, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

77  |

Report of Independent Registered Public Accounting Firm

September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2019, a percentage of dividends distributed by the Funds listed below qualifies for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Growth	100.00%
Strategic Income	12.18%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Fund	Amount
Growth	$359,635,192
Strategic Income	37,679,164

Qualified Dividend Income.  For the fiscal year ended September 30, 2019, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Growth
Strategic Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

83  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

85  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

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Trustee and Officer Information

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

87  |

Annual Report

September 30, 2019

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Global Allocation Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols

Peter W. Palfrey, CFA®	Class A NEFRX

Richard G. Raczkowski	Class C NECRX

Loomis, Sayles & Company, L.P.	Class N NERNX

Class Y NERYX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018 and risk sentiment faltered, credit spread widened, equities fell, and rates plunged. By early 2019, the Fed was forced to reverse forward guidance towards an easing bias.

The Fed subsequently cut rates by a quarter point on August 1, September 19, and again early in the fourth quarter of 2019, bringing its benchmark federal funds target rate to a range of 1.50% to 1.75%. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds. These circumstances helped fuel gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September — near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Domestic inflation remained below target, mirroring a trend that was in place across the globe. US core personal consumption expenditure inflation (which excludes food and energy) moved toward the 2% level in late 2018 before settling into a range between 1.5% and 1.7% from March onward. Low inflation was one of the key factors providing the Fed and foreign central banks with the ability to loosen policy in order to address slowing growth.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, corporates were boosted by both positive earnings trends and healthy investor risk appetites.

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Core Plus Bond Fund returned 8.67% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.30%.

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Explanation of Fund Performance

While on a year-to-date basis, the Fund has outperformed its benchmark, the weaker 12 month relative return reflects the Fund’s underperformance during the “risk-off” period in the fourth quarter of 2018. The Fund’s allocation to Treasury inflation-protected securities (TIPS) was the primary detractor from relative performance as inflation expectations softened over the year. Exposure to emerging markets, specifically an allocation to US dollar-denominated Argentina bonds, also weighed on performance. Non-dollar exposure, specifically Mexican peso, detracted from relative returns as the peso depreciated versus the US dollar over the twelve month period. Additionally, the Fund’s holdings within Securitized Agency also constrained performance relative to the benchmark.

The Fund’s slightly above-benchmark stance with respect to duration (and corresponding sensitivity to changes in interest rates) added to relative performance. An underweight to nominal US Treasuries also added to relative return as riskier assets outperformed. Security selection within US investment grade corporates also boosted performance, led by positions within industrials and utilities.

Outlook

We believe that the Fed will likely remain on hold for the remainder of 2019 and into 2020, depending on substantive progress of trade talks and economic indicators. The three rate cuts have already helped to ameliorate yield curve inversion, stimulate activity and ease concerns about the impending end of the credit cycle.1 We believe these cuts represent a “mid-cycle adjustment” and we do not expect a US recession to take hold over the next twelve months.

Corporate fundamentals remain consistent with a credit cycle in late expansion. Top line revenues have plateaued, margins have started to deteriorate, leverage is elevated and businesses are concerned with the economic environment, particularly given the ongoing discussions around trade. Primary cycle risks continue to include the pace of global growth, US trade policy, strong dollar, global central bank policy accommodation and the potential for further escalation of Middle East tensions.

We currently have a 7.7% market value allocation to TIPS which accounts for approximately 22% of total portfolio duration. We continue to find breakeven inflation levels (the difference between yields on nominal Treasuries and TIPS of the same maturity) on 10- and 30-year TIPS attractive relative to historical levels and versus our inflation and interest rate expectations. In light of what we consider an overbought nominal Treasury market, we expect TIPS to provide an attractive alternative to longer-dated US Treasuries going forward, especially as the Fed refocuses on generating and sustaining a more robust inflation outlook for the US economy.

Our portfolio duration (which reflects price sensitivity to interest rate expectations) is approximately 0.45 years longer than the benchmark on a nominal basis, but we expect the portfolio to behave about 0.45 years shorter, largely due to our TIPS and high yield exposure.

We believe our higher-than-benchmark yield, in combination with our meaningful underweight to nominal Treasuries (with TIPS as a substitute), should help reduce interest rate risk should economic fundamentals start to stabilize and then improve late this year and next in response to the Fed’s decision to further ease monetary policy.

We may opportunistically add exposure back to investment grade credit, high yield credit and emerging market debt and currencies in the coming months, as valuations permit.

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LOOMIS SAYLES CORE PLUS BOND FUND

Given the late stage in the credit cycle, we are unlikely to return to the levels of overall credit exposure that we carried in recent years without a significant repricing of credit markets or a more lasting improvement in the US and global economic outlook.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses will affect periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2019), Fund officers believe that realized currency losses will have an impact on the distributions in the 2020 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2009 to September 30, 2019

3  |

Average Annual Total Returns — September 30, 20193

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 12/30/94)
NAV	8.67%	3.31%	5.31%	—%	0.48%	0.48%

Class A (Inception 11/7/73)
NAV	8.39	3.04	5.04	—	0.73	0.73
With 4.25% Maximum Sales Charge	3.75	2.14	4.58	—

Class C (Inception 12/30/94)
NAV	7.57	2.28	4.25	—	1.48	1.48
With CDSC[1]	6.57	2.28	4.25

Class N (Inception 2/1/13)
NAV	8.85	3.40	—	3.39	0.39	0.39

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	10.30	3.38	3.75	2.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols

Daniel J. Fuss, CFA®, CIC	Class A LGMAX

Eileen N. Riley, CFA®	Class C LGMCX

David W. Rolley, CFA®	Class N LGMNX

Lee M. Rosenbaum	Class Y LSWWX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

The first half of the period saw initial signs of decelerating global growth. The slowdown in major non-US economies proved more persistent due to political uncertainty and weak manufacturing data. However, employment statistics continued to indicate labor market strength and rising wages, which kept consumer confidence healthy. In the second half of the period global economic data and inflation expectations weakened, particularly in major export-driven economies like Germany and South Korea. Declining business investment and slowing trade flows are signals that the US-China trade conflict is hindering global growth.

Global equity markets started the period with double-digit declines. Markets moved sharply upward in the first quarter of 2019 then leveled off over the second and third quarters. Overall global equity market returns were muted for the 12-month period. The utilities, real estate, and consumer staples sectors posted the highest returns, as investors moved into perceived less risky areas of the market. The energy, materials, health care, and industrials sectors posted declines.

The US Federal Reserve (Fed) Open Market Committee raised its target rate in December by 25 basis points; market pricing reflected an expectation that the Fed may have tightened policy rates enough for the foreseeable future. In January, a more dovish tone from the Fed coupled with strong US jobs numbers sparked a relief rally and reduced fears of a global recession. Central bank easing has been a global theme in 2019 and some, such as the European Central Bank (ECB) and Bank of Japan (BOJ), are pressing further into negative territory. The ECB has also indicated that it will restart quantitative easing in November 2019.

The US dollar, despite the Fed cutting the policy rate by 50 basis points in fiscal year 2019, has strengthened against most currency peers during the period. Investors remain uneasy about prospects in Europe given the uncertain Brexit situation, political instability in Italy and rising fears of a recession in Germany. The low prospective returns on government bonds in Europe and Japan have pushed investors to seek the higher available yields in the US.

5  |

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Global Allocation Fund returned 7.95% at net asset value. The Fund outperformed its primary benchmark, the MSCI All Country World Index (Net), which returned 1.38%. The Fund outperformed its secondary blended benchmark, 60% MSCI All Country World Index (Net)/40% Bloomberg Barclays Global Aggregate Index, which returned 4.19%.

Explanation of Performance

The global equity, US fixed income, and non-US fixed income components of the Fund posted returns higher than the all equity primary benchmark. Performance against the secondary blended index was due to the Fund’s equity component. The US and non-US fixed income components of the Fund detracted marginally from relative return.

In equities, the largest three contributors were Danaher, Nestle, and Roper Technologies. Shares of Danaher, a technology-focused health care company, outperformed as the company announced its plan to acquire the Biopharma business of General Electric (GE) for $21 billion. Danaher’s three-decade-long track record of acquiring growth companies and improving operations via the application of its Danaher Business Systems provides investors with a clear path towards realizing value. In the case of GE Biopharma, Danaher was able to acquire a market leader in attractive end markets — bioprocessing and biopharma production — that Danaher already understood from its acquisition of Pall in 2015. We believe the Biopharma acquisition will enhance Danaher’s intrinsic value growth. We continue to view Danaher as one of the more attractive values within our scenario-based framework.

Shares of Nestle, the world’s largest food and beverage company, outperformed over the 12-month period, as the stock was supported by strong organic growth, successful restructuring, and returning capital to shareholders. We continue to view Nestle as a high-quality company with multiple levers for intrinsic value growth; shares remain attractive based on our discounted cash flow methodology.

Shares of Roper Technologies, a manufacturer and distributor of industrial equipment and software, rose steadily over the period as the company continues to execute on its business strategy. The company rates highly across our quality criteria; its management team successfully executes an acquisitive business model, focused on purchasing cash-generative, asset-light companies in niche industries. By specifically focusing on consumables, replacement, and subscription-based products, the company generates an attractive recurring revenue stream (currently greater than 50% of total revenue) which we forecast to grow over time. We expect intrinsic value growth to be driven by top line growth, margin expansion, and capital allocation as management continues to redeploy organic free cash flow into acquisitions and return cash to shareholders.

In fixed income, the corporate credit allocation was a positive source of returns during the period. Particularly helpful to performance were overweight allocations to the consumer cyclical, communications, banking, and finance company sectors. The likelihood of further global central bank easing and the attractiveness of corporate yields versus a plethora of negative and low yielding government bonds benefited the asset class. Allocations to high

|  6

LOOMIS SAYLES GLOBAL ALLOCATION FUND

yield corporate credit also contributed to positive performance. US high yield holdings contributed to results as they generally outpaced higher grade names. The expectation of further Fed rate cuts, a relatively strong consumer, and still-positive corporate earnings growth benefited the high yield market.

In equities, the largest three detractors were UnitedHealth Group, Amazon, and EOG Resources.

UnitedHealth Group, the largest managed care operator in the US, was the largest individual detractor for the period. Uncertainty around the Democratic Party’s potential health care platform as we approach the 2020 presidential election has weighed on shares, along with the broader managed care sector. We continue to view UnitedHealth Group shares favorably as it evolves from a health insurance pure play into an integrated service provider.

Shares of Amazon lagged over the period as the company absorbed the cost of offering one day shipping to customers. We believe this offering will enhance Amazon’s long-term competitive advantage versus other retailers. News flow around anti-trust investigations also weighed on Amazon shares; however, we think it’s unlikely that Amazon will be subject to anti-trust regulation at this juncture given its market share, which is currently in the mid-single digits. We continue to view Amazon as a high-quality company and shares remain attractive based on our discounted cash flow methodology.

EOG Resources, an upstream oil and gas company, detracted from performance as shares declined in sympathy with the overall energy sector. We sold out of our position in EOG in August as intensive production challenged our investment thesis. We viewed the risk/reward opportunities in other holdings and in new ideas as more favorable.

In fixed income, allocations to select positions in the supermarket category did not keep pace with other corporate sectors. Supermarkets underperformed the broader corporate market. In addition, individual bond choices in the energy sector, in particular among select US independent and oil field services companies, failed to keep pace. Global oil demand has been very weak given slowing demand growth in major growth regions such as India and China as well as stagnant demand in the US. The Fund’s stance with respect to duration (and corresponding sensitivity to interest rates) and yield curve positioning along the US dollar-pay yield curve detracted from relative performance. Our underweight to the euro-pay markets also impeded performance as yields moved deeper into negative territory throughout the period. We were underweight the negative yielding Euro and JPY bond markets, as the Fund invested in higher yielding markets in the US. We utilized currency forwards in both currencies to maintain a more representative currency allocation in the account, which resulted in losses due to the FX hedging costs of selling USDs and mainly driven by the purchase of JPY. Exposure to the Colombian peso, Chilean peso, and Brazilian real also detracted as these currencies depreciated over the period.

Outlook

Global economic data may continue to indicate weakness near term. However, we expect the manufacturing-driven slowdown to reverse course later in the fourth quarter without a recession. Elsewhere, the ECB and BOJ have indicated signs of continued easing until

7  |

growth and inflation approach mandated targets. Global growth consensus forecasts have stabilized across developed and emerging market economies. Absolute levels of real GDP still look decent for this year and next.

The outlook for corporate earnings and global growth remain critical factors helping to drive equity market performance. Downside risks include any uncontrolled trade escalation between the US and China and a slower-than-anticipated uptick in economic activity. Both could have a negative impact on earnings and equity markets. US trade policy remains a source of uncertainty for corporate decision-makers and investors. Clarity on trade negotiations with China and some sort of deal, even if small, would introduce potential upside for global equity markets.

Short-term volatility often provides us with entry points to build long-term positions in high-quality companies and opportunities to trim or sell positions at what we consider attractive levels. Rather than try to predict macro events, we focus on companies with sustainable business models and attractive valuations. The Fund continues to be positioned with a majority equity allocation and a tilt toward non-US within fixed income as we are finding opportunities within these asset classes.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2009 through September 30, 2019

See notes to chart on page 10.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Top Ten Holdings as of September 30, 2019

Security Name		% of Assets
1	Danaher Corp.	3.35%
2	Roper Technologies, Inc.	3.20
3	Northrop Grumman Corp.	3.12
4	Sherwin-Williams Co. (The)	2.67
5	Nestle S.A., (Registered)	2.50
6	Alibaba Group Holding Ltd., Sponsored ADR	2.43
7	Marriott International, Inc., Class A	2.41
8	Amazon.com, Inc.	2.38
9	UnitedHealth Group, Inc.	2.32
10	AIA Group Ltd.	2.11

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

9  |

Average Annual Total Returns — September 30, 20194

				Life of	Expense Ratios[5]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 5/1/96)
NAV	7.95%	8.10%	10.10%	—%	0.91%	0.91%

Class A (Inception 2/1/06)
NAV	7.66	7.84	9.82	—	1.16	1.16
With 5.75% Maximum Sales Charge	1.46	6.56	9.17	—

Class C (Inception 2/1/06)
NAV	6.85	7.04	9.00	—	1.91	1.91
With CDSC[1]	5.85	7.04	9.00	—

Class N (Inception 2/1/17)
NAV	8.04	—	—	11.63	0.83	0.83

Comparative Performance
MSCI All Country World Index (Net)[2]	1.38	6.65	8.35	9.37
Blended Index[3]	4.19	4.94	6.10	7.52

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,048.00	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$1,044.10	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44
Class N
Actual	$1,000.00	$1,050.20	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98
Class Y
Actual	$1,000.00	$1,049.70	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38

*

Expenses are equal to the Fund’s annualized expense ratio: 0.72%, 1.47%, 0.39% and 0.47% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  12

LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,063.10	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class C
Actual	$1,000.00	$1,059.20	$9.81
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class N
Actual	$1,000.00	$1,065.00	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class Y
Actual	$1,000.00	$1,064.10	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.82% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

13  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other

|  14

representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2018, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	68%	3%	27%
Loomis Sayles Global Allocation Fund	8%	4%	3%

15  |

In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s long-term performance was strong; and (3) that the Fund had recently been assigned to a different category by the independent third-party data provider, which is expected to result in more relevant performance comparisons.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds have expense caps in place, and that the current expenses were below their caps. The Trustees also noted that the total advisory fee rate for each Fund was at or below the median of its peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability,

|  16

including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that each of the Funds had breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

17  |

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2020.

|  18

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 93.2% of Net Assets
Non-Convertible Bonds — 93.0%
	ABS Car Loan — 0.9%
$2,654,201	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C, 2.880%, 7/08/2021	$2,656,991
109,099	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3, 1.870%, 8/18/2021	109,047
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	2,001,520
11,955,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	12,084,438
15,005,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	15,128,860
10,350,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	10,566,336
4,985,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	5,120,301
515,075	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	515,286
1,026,408	Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 2.560%, 10/15/2025, 144A	1,026,814
7,435,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class B, 3.210%, 8/17/2026, 144A	7,522,871
880,537	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	881,421
5,755,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.030%, 9/15/2022	5,767,776
4,140,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class C, 3.350%, 7/17/2023	4,183,022
2,475,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	2,475,423

		70,040,106

	ABS Credit Card — 0.3%
11,115,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	11,097,318
12,265,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	12,262,531

		23,359,849

	ABS Home Equity — 1.8%
3,122,786	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	3,190,072
1,749,461	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	1,766,775
9,261,109	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	9,425,778
5,043,583	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	5,189,709

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,078,072	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	$2,136,223
2,313,465	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	2,378,511
3,215,092	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	3,210,314
41,750	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)(b)(c)	41,289
25,419,601	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 2.928%, 6/17/2037, 144A(d)	25,419,563
8,960,000	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 2.902%, 12/22/2069, 144A(d)	8,979,730
2,476,283	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	2,480,073
9,434,291	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	9,587,348
2,684,063	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	2,751,408
2,654,845	Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 4.000%, 12/25/2047, 144A(a)	2,682,869
5,867,629	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)	6,004,124
13,065,857	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	13,281,946
1,454,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.997%, 10/25/2053, 144A(a)	1,511,605
6,771,874	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	6,779,684
5,018,000	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	5,184,413
5,858,195	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	5,881,331
6,017,000	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	6,025,167
12,758,018	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	13,228,193

		137,136,125

	ABS Other — 0.1%
4,538,904	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	4,554,604
4,476,400	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	4,487,120

		9,041,724

	ABS Student Loan — 0.0%
620,918	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	621,041

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Whole Business — 0.5%
$19,149,225	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	$19,721,674
14,335,200	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	14,655,878

		34,377,552

	Aerospace & Defense — 0.2%
921,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	935,966
14,932,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	16,332,025

		17,267,991

	Agency Commercial Mortgage-Backed Securities — 2.9%
15,165,000	Federal National Mortgage Association, Series 2015-M15, Class A2, 2.923%, 10/25/2025(a)	15,802,998
6,750,000	Federal National Mortgage Association, Series 2015-M17, Class A2, 3.035%, 11/25/2025(a)	7,049,736
10,975,000	Federal National Mortgage Association, Series 2016-M4, Class A2, 2.576%, 3/25/2026	11,235,243
20,355,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.972%, 11/25/2027(a)	21,324,932
1,660,000	Federal National Mortgage Association, Series 2017-M15, Class A2, 3.058%, 9/25/2027(a)	1,757,458
7,591,000	Federal National Mortgage Association, Series 2017-M3, Class A2, 2.566%, 12/25/2026(a)	7,740,459
6,538,096	Federal National Mortgage Association, Series 2017-M7, Class A2, 2.961%, 2/25/2027(a)	6,861,898
11,860,279	Federal National Mortgage Association, Series 2018-M1, Class A2, 3.085%, 12/25/2027(a)	12,587,491
2,460,000	Federal National Mortgage Association, Series 2018-M10, Class A2, 3.497%, 7/25/2028(a)	2,674,254
6,965,000	Federal National Mortgage Association, Series 2018-M7, Class A2, 3.150%, 3/25/2028(a)	7,388,937
4,665,000	Federal National Mortgage Association, Series 2018-M8, Class A2, 3.436%, 6/25/2028(a)	5,052,325
7,350,000	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A2, 3.002%, 1/25/2024	7,626,356
2,770,000	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/2026	2,876,576
6,195,000	FHLMC Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/2026(a)	6,707,706
6,995,000	FHLMC Multifamily Structured Pass Through Certificates, Series K062, Class A2, 3.413%, 12/25/2026	7,607,237
5,105,490	FHLMC Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/2027(a)	5,553,636
915,000	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/2027(a)	983,729
1,310,000	FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/2027	1,417,447
8,045,000	FHLMC Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.444%, 12/25/2027	8,802,413

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$2,550,000	FHLMC Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.350%, 1/25/2028	$2,775,702
21,680,000	FHLMC Multifamily Structured Pass Through Certificates, Series K081, Class A2, 3.900%, 8/25/2028(a)	24,540,097
7,205,000	FHLMC Multifamily Structured Pass Through Certificates, Series K082, Class A2, 3.920%, 9/25/2028(a)	8,176,853
10,465,000	FHLMC Multifamily Structured Pass Through Certificates, Series K084, Class A2, 3.780%, 10/25/2028(a)	11,752,675
11,410,000	FHLMC Multifamily Structured Pass Through Certificates, Series K727, Class A2, 2.946%, 7/25/2024	11,815,449
2,151,433	FNMA, 2.880%, 12/01/2027	2,263,970
6,485,000	FNMA, 2.900%, 12/01/2027	6,824,238
5,035,000	FNMA, 2.950%, 11/01/2027	5,337,997
1,826,000	FNMA, 3.015%, 7/01/2028	1,941,284

		216,479,096

	Airlines — 0.0%
2,294,395	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	2,418,338
505,079	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	518,611

		2,936,949

	Automotive — 1.6%
12,010,000	Ford Motor Credit Co. LLC, 3.336%, 3/18/2021	12,066,096
27,688,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	28,624,266
16,412,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	17,190,749
18,701,000	General Motors Co., 5.000%, 4/01/2035	18,770,984
22,752,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	22,859,972
10,350,000	Toyota Motor Corp., 2.358%, 7/02/2024	10,457,727
8,370,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	8,435,187

		118,404,981

	Banking — 8.4%
17,853,000	Ally Financial, Inc., 3.750%, 11/18/2019	17,869,068
21,085,000	American Express Co., 2.500%, 7/30/2024	21,248,033
16,016,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	16,633,082
31,480,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	33,537,263
10,172,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	10,388,334
45,265,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	47,745,499
5,715,000	Bank of America Corp., GMTN, 2.625%, 4/19/2021	5,766,043
10,850,000	Bank of Montreal, Series D, 3.100%, 4/13/2021	11,036,081
45,518,000	Barclays PLC, 2.875%, 6/08/2020	45,688,237
7,058,000	Barclays PLC, 3.200%, 8/10/2021	7,120,110
14,545,000	Capital One NA, 2.150%, 9/06/2022	14,530,753
5,780,000	Citigroup, Inc., 2.650%, 10/26/2020	5,815,391

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$30,055,000	Citigroup, Inc., 4.050%, 7/30/2022	$31,476,021
11,955,000	Goldman Sachs Bank USA, SOFR + 0.600%, 2.575%, 5/24/2021(d)	11,974,556
5,780,000	Goldman Sachs Group, Inc. (The), 2.600%, 4/23/2020	5,790,734
12,701,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	13,208,738
14,867,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	16,017,577
13,448,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	18,153,241
19,915,000	Huntington Bancshares, Inc., 2.625%, 8/06/2024	20,108,120
3,205,000	JPMorgan Chase & Co., 2.550%, 3/01/2021	3,222,990
10,919,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	11,276,472
1,785,000	JPMorgan Chase & Co., 4.250%, 10/15/2020	1,826,488
10,223,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	10,634,563
23,597,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	24,893,311
33,445,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	33,210,078
3,235,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	3,268,164
3,955,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	4,008,210
23,780,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	24,366,052
7,690,000	Morgan Stanley, 2.800%, 6/16/2020	7,728,849
19,598,000	Morgan Stanley, 5.750%, 1/25/2021	20,506,859
3,381,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,580,042
12,550,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	13,317,096
21,770,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	23,159,573
16,700,000	Nationwide Building Society, (fixed rate to 4/26/2022, variable rate thereafter), 3.622%, 4/26/2023, 144A	17,024,717
9,123,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	10,505,781
18,300,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	18,504,172
14,405,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	14,734,591
25,285,000	Toronto Dominion Bank (The), 2.650%, 6/12/2024	25,761,640

		625,636,529

	Building Materials — 0.1%
8,563,000	Owens Corning, 4.200%, 12/01/2024	9,013,883

	Cable Satellite — 0.2%
924,000	Time Warner Cable LLC, 5.500%, 9/01/2041	994,965
2,648,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,961,480
8,447,000	Time Warner Cable LLC, 6.550%, 5/01/2037	10,140,711
2,013,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,460,760

		16,557,916

	Chemicals — 1.4%
26,749,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	31,764,438
3,680,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	3,682,318
3,566,000	Methanex Corp., 3.250%, 12/15/2019	3,573,018
14,107,000	Methanex Corp., 5.250%, 3/01/2022	14,660,254
17,715,000	Methanex Corp., 5.250%, 12/15/2029	17,786,565
10,242,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	10,843,718
11,165,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	13,063,162
4,402,000	RPM International, Inc., 3.450%, 11/15/2022	4,518,814

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — continued
$3,558,000	RPM International, Inc., 6.125%, 10/15/2019	$3,562,566

		103,454,853

	Collateralized Mortgage Obligations — 1.1%
22,649,444	Federal Home Loan Mortgage Corp., Series 277, Class 30, 3.000%, 9/15/2042	23,163,620
2,672,415	Federal Home Loan Mortgage Corp., Series 353, Class 300, 3.000%, 12/15/2046	2,754,050
5,000,000	Federal Home Loan Mortgage Corp., Series 3654, Class DC, 5.000%, 4/15/2030	5,636,088
508,419	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.559%, 10/20/2060(d)	506,477
416,946	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.579%, 10/20/2060(d)	415,454
340,084	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.679%, 2/20/2061(d)	339,814
3,712,414	Government National Mortgage Association, Series 2012-H12, Class FA, 1-month LIBOR + 0.550%, 2.779%, 4/20/2062(d)	3,717,707
473,450	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.749%, 8/20/2062(d)	473,647
3,858,337	Government National Mortgage Association, Series 2012-H27, Class FA, 1-month LIBOR + 0.400%, 2.629%, 10/20/2062(d)	3,851,047
1,231,485	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	1,225,422
2,014,006	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	2,004,984
2,922,468	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	2,908,107
7,682,448	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	7,680,171
11,798,963	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	11,780,263
12,590,023	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	12,429,811
6,351,944	Government National Mortgage Association, Series 2015-H13, Class FG, 1-month LIBOR + 0.400%, 2.629%, 4/20/2065(d)	6,340,238
237,504	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 2.509%, 5/20/2063(d)	237,228

		85,464,128

	Construction Machinery — 0.2%
8,705,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	9,039,446
4,790,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	4,887,647

		13,927,093

	Consumer Cyclical Services — 0.4%
25,600,000	Amazon.com, Inc., 4.250%, 8/22/2057	31,822,977

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — 0.2%
$11,675,000	Whirlpool Corp., 4.750%, 2/26/2029	$13,013,105
3,495,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,627,693

		16,640,798

	Diversified Manufacturing — 0.1%
1,158,000	Crane Co., 6.550%, 11/15/2036	1,457,345
2,770,000	General Electric Co., 5.300%, 2/11/2021	2,861,982

		4,319,327

	Electric — 1.3%
26,437,125	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	28,122,492
3,315,000	Enel Americas S.A., 4.000%, 10/25/2026	3,462,517
3,364,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,557,544
17,805,000	Florida Power & Light Co., 3.150%, 10/01/2049	18,117,095
17,247,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	17,567,277
5,930,000	PPL Electric Utilities Corp., 3.000%, 10/01/2049	5,737,611
8,413,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,917,864
4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,653,794
3,050,000	Virginia Electric & Power Co., 2.875%, 7/15/2029	3,123,867

		93,260,061

	Finance Companies — 0.5%
1,534,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,564,331
18,035,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	18,735,250
3,910,000	International Lease Finance Corp., 5.875%, 8/15/2022	4,283,838
14,547,000	Navient LLC, MTN, 8.000%, 3/25/2020	14,819,756

		39,403,175

	Financial Other — 0.1%
7,243,251	Cielo USA, Inc., 3.750%, 11/16/2022, 144A	7,246,148

	Food & Beverage — 0.4%
7,380,000	Bacardi Ltd., 5.150%, 5/15/2038, 144A	8,099,097
16,885,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	19,344,095
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,777,960
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,239,803

		32,460,955

	Government Owned – No Guarantee — 2.6%
7,757,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	8,029,038
17,981,000	Dolphin Energy Ltd. LLC, 5.500%, 12/15/2021, 144A	19,081,977
11,005,000	Mexico City Airport Trust, 5.500%, 7/31/2047, 144A	10,915,859
18,213,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,858,617
7,355,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	7,490,664
10,955,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	11,749,237
11,250,000	Saudi Arabian Oil Co., 4.375%, 4/16/2049, 144A	12,288,832
18,945,000	Syngenta Finance NV, 3.698%, 4/24/2020, 144A	19,007,952
24,223,000	Tennessee Valley Authority, 4.250%, 9/15/2065	33,472,745

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — continued
$6,160,000	Tennessee Valley Authority, 4.625%, 9/15/2060	$8,956,090
6,401,000	Tennessee Valley Authority, 4.875%, 1/15/2048	9,117,270
10,957,000	Tennessee Valley Authority, 5.250%, 9/15/2039	15,509,272
5,215,000	Tennessee Valley Authority, 5.880%, 4/01/2036	7,564,405
10,930,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	12,596,934

		195,638,892

	Healthcare — 0.6%
3,805,000	CVS Health Corp., 2.625%, 8/15/2024	3,821,918
18,025,000	CVS Health Corp., 5.050%, 3/25/2048	20,457,091
3,089,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,244,132
13,364,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	13,464,230

		40,987,371

	Hybrid ARMs — 0.0%
31,862	FNMA, 6-month LIBOR + 1.544%, 3.881%, 2/01/2037(d)	33,049

	Independent Energy — 0.6%
14,785,000	Occidental Petroleum Corp., 2.600%, 8/13/2021	14,881,303
9,258,667	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	9,212,373
985,000	QEP Resources, Inc., 5.250%, 5/01/2023	913,607
10,701,000	Range Resources Corp., 5.000%, 8/15/2022	10,032,187
12,316,000	SM Energy Co., 6.125%, 11/15/2022	11,803,039

		46,842,509

	Industrial Other — 0.4%
11,005,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	11,008,632
4,020,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	5,625,106
3,750,000	Georgetown University (The), Class B, 4.315%, 4/01/2049	4,667,737
5,920,000	University of Pennsylvania, 3.610%, 2/15/2119	6,498,059

		27,799,534

	Life Insurance — 0.1%
9,158,000	Northwestern Mutual Life Insurance Co. (The), 3.625%, 9/30/2059, 144A	9,365,146

	Media Entertainment — 0.7%
63,720,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	2,407,243
15,635,000	Myriad International Holdings BV, 4.850%, 7/06/2027, 144A	17,306,069
32,599,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	33,386,918

		53,100,230

	Metals & Mining — 0.2%
17,135,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	17,177,838

	Midstream — 1.1%
670,000	Energy Transfer Operating LP, 5.150%, 2/01/2043	696,682
6,959,000	Energy Transfer Operating LP, 5.950%, 10/01/2043	7,875,996
10,082,000	Energy Transfer Operating LP, 6.500%, 2/01/2042	12,093,170
1,578,000	Energy Transfer Operating LP, 6.625%, 10/15/2036	1,910,785
13,236,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	14,043,285

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$2,745,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	$2,935,817
2,555,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	2,716,331
10,668,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	11,402,336
4,861,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,020,964
17,979,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	19,952,156
2,080,000	Sunoco Logistics Partners Operations LP, 5.400%, 10/01/2047	2,269,503

		80,917,025

	Mortgage Related — 29.1%
15,410,657	FHLMC, 3.000%, with various maturities from 2042 to 2049(e)	15,732,842
99,477,738	FHLMC, 3.500%, with various maturities from 2043 to 2049(e)(f)	102,811,652
33,708,682	FHLMC, 4.000%, with various maturities from 2044 to 2048(e)	35,859,577
136,243,592	FHLMC, 4.500%, with various maturities from 2041 to 2049(e)	144,513,570
10,610	FHLMC, 6.000%, 6/01/2035	12,216
139,839,490	FNMA, 2.500%, with various maturities from 2045 to 2058(e)(f)	139,082,560
214,385,006	FNMA, 3.000%, with various maturities from 2045 to 2049(e)	218,284,350
106,616,310	FNMA, 3.500%, with various maturities from 2043 to 2049(e)	111,028,240
216,594,678	FNMA, 4.000%, with various maturities from 2041 to 2049(e)(f)	226,953,448
115,163,163	FNMA, 4.500%, with various maturities from 2043 to 2049(e)(f)	121,920,566
155,644	FNMA, 6.000%, with various maturities from 2034 to 2037(e)	178,936
13,613	FNMA, 6.500%, with various maturities from 2029 to 2031(e)	15,166
40,463	FNMA, 7.000%, with various maturities in 2030(e)	44,698
21,039	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	23,762
92,912	GNMA, 4.042%, 1/20/2063(a)	93,936
260,729	GNMA, 4.129%, 6/20/2062(a)	262,047
19,690	GNMA, 4.205%, 8/20/2061(a)	20,213
434,608	GNMA, 4.248%, 12/20/2061(a)	437,270
93,873	GNMA, 4.257%, 5/20/2063(a)	95,241
165,483	GNMA, 4.324%, 8/20/2062(a)	166,222
17,333	GNMA, 4.331%, 5/20/2062(a)	17,572
128,449	GNMA, 4.334%, 7/20/2063(a)	130,949
589,787	GNMA, 1-month LIBOR + 1.938%, 4.336%, 9/20/2063(d)	614,283
1,081,129	GNMA, 4.356%, 10/20/2062(a)	1,085,494
10,317,421	GNMA, 4.371%, 12/20/2066(a)	11,369,774
352,157	GNMA, 4.393%, 6/20/2062(a)	353,773
294,140	GNMA, 4.395%, 12/20/2062(a)	296,476
202,323	GNMA, 4.414%, 4/20/2062(a)	209,961
309,207	GNMA, 4.418%, 11/20/2062(a)	311,409
5,744,950	GNMA, 4.427%, 11/20/2066(a)	6,271,633
2,836,320	GNMA, 4.431%, 10/20/2066(a)	3,116,717
408,677	GNMA, 4.436%, 7/20/2063(a)	416,163
3,910,212	GNMA, 4.442%, 2/20/2066(a)	4,269,651
4,327,116	GNMA, 4.489%, 11/20/2062(a)	4,356,744
4,685,877	GNMA, 4.498%, 6/20/2066(a)	5,148,548
2,407,161	GNMA, 4.519%, 2/20/2066(a)	2,632,133
336,820	GNMA, 4.520%, 5/20/2063(a)	342,444

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$8,306,578	GNMA, 4.526%, with various maturities from 2064 to 2066(a)(e)	$9,017,667
3,204,873	GNMA, 4.529%, 9/20/2066(a)	3,537,691
3,976,286	GNMA, 4.532%, 12/20/2063(a)	4,246,519
11,053,493	GNMA, 4.541%, 12/20/2066(a)	12,240,501
3,753,616	GNMA, 4.545%, 6/20/2066(a)	4,137,181
4,635,131	GNMA, 4.547%, 2/20/2065(a)	4,982,101
3,920,402	GNMA, 4.556%, 6/20/2064(a)	4,230,093
2,804,222	GNMA, 4.565%, with various maturities from 2062 to 2066(a)(e)	3,037,445
584,889	GNMA, 4.570%, 10/20/2062(a)	588,667
6,282,371	GNMA, 4.577%, 10/20/2064(a)	6,749,353
6,556,525	GNMA, 4.596%, 2/20/2065(a)	7,099,038
2,409,452	GNMA, 4.600%, 1/20/2065(a)	2,600,248
7,057,401	GNMA, 4.604%, 12/20/2064(a)	7,603,663
4,252,345	GNMA, 4.611%, 1/20/2065(a)	4,631,128
763,357	GNMA, 4.637%, 1/20/2064(a)	814,141
2,807,609	GNMA, 4.638%, 3/20/2065(a)	3,009,637
4,834,790	GNMA, 4.640%, 3/20/2066(a)	5,329,930
318,989	GNMA, 4.650%, 1/20/2061(a)	323,568
3,084,445	GNMA, 4.669%, 1/20/2064(a)	3,273,555
5,514,047	GNMA, 4.674%, 6/20/2064(a)	5,959,896
470	GNMA, 4.700%, with various maturities in 2061(a)(e)	470
3,788,356	GNMA, 4.710%, 1/20/2064(a)	4,078,241
2,270	GNMA, 5.074%, 3/20/2062(a)	2,328
242,936	GNMA, 5.500%, 4/15/2038	271,962
43,958	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	49,959
39,207	GNMA, 6.500%, with various maturities from 2029 to 2032(e)	43,390
58,841	GNMA, 7.000%, with various maturities from 2025 to 2029(e)	60,560
7,346	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	8,016
319	GNMA, 8.500%, 10/15/2022	320
352,631,000	GNMA (TBA), 3.500%, 10/01/2049(g)	365,310,563
112,415,000	GNMA (TBA), 4.000%, 10/01/2049(g)	116,905,014
34,097,000	UMBS® (TBA), 2.500%, 11/01/2049(g)	33,906,856
225,990,000	UMBS® (TBA), 3.000%, 11/01/2049(g)	229,238,606
168,861,000	UMBS® (TBA), 4.500%, with various maturities in 2049(e)(g)	177,828,671

		2,179,597,214

	Natural Gas — 0.0%
3,185,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	3,280,579

	Non-Agency Commercial Mortgage-Backed Securities — 0.5%
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.304%, 7/10/2046, 144A(a)	1,046,580
3,052,113	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.885%, 11/10/2046, 144A(a)	3,162,003
6,637,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.556%, 8/10/2044, 144A(a)	6,881,410
8,150,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	8,378,511

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$9,412,653	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.783%, 11/15/2043, 144A(a)	$9,586,865
5,876,392	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.397%, 6/15/2044, 144A(a)	6,003,058

		35,058,427

	Oil Field Services — 0.9%
2,447,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,312,415
796,000	Nabors Industries, Inc., 5.000%, 9/15/2020	778,998
23,633,000	Nabors Industries, Inc., 5.100%, 9/15/2023	18,360,005
29,916,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	36,224,088
8,770,950	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	8,792,877
7,342,000	Valaris PLC, 5.750%, 10/01/2044	3,120,350

		69,588,733

	Paper — 0.3%
5,797,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	6,108,647
10,350,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	11,020,680
1,989,000	WestRock RKT LLC, 4.900%, 3/01/2022	2,104,235

		19,233,562

	Pharmaceuticals — 0.1%
6,293,000	Biogen, Inc., 2.900%, 9/15/2020	6,338,383

	Property & Casualty Insurance — 0.2%
13,365,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	12,897,225
3,171,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,324,110

		16,221,335

	Railroads — 0.3%
22,355,000	Burlington Northern Santa Fe LLC, 3.550%, 2/15/2050	23,682,112

	Refining — 0.1%
8,665,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	9,152,493

	REITs – Diversified — 0.2%
15,445,000	iStar, Inc., 6.500%, 7/01/2021	15,707,565

	Retailers — 0.6%
27,630,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	27,975,651
9,929,000	SACI Falabella, 3.750%, 4/30/2023, 144A	10,201,591
7,559,000	SACI Falabella, 4.375%, 1/27/2025, 144A	8,002,573

		46,179,815

	Sovereigns — 1.1%
32,145,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	33,187,912
20,805,000	Republic of Argentina, 7.500%, 4/22/2026	9,050,383
19,040,000	Republic of Argentina, 7.625%, 4/22/2046(h)(i)	8,254,031
8,015,000	Republic of Indonesia, 3.700%, 1/08/2022, 144A	8,236,455
11,125,000	Republic of Oman, 3.875%, 3/08/2022, 144A	11,076,161
11,830,000	State of Qatar, 3.875%, 4/23/2023, 144A	12,510,225

		82,315,167

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 1.6%
$18,770,000	Apple, Inc., 2.050%, 9/11/2026	$18,555,285
18,765,000	Apple, Inc., 2.200%, 9/11/2029	18,437,561
3,000,000	Equifax, Inc., 3.300%, 12/15/2022	3,079,702
5,101,000	Equifax, Inc., 7.000%, 7/01/2037	6,586,206
15,427,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	15,625,662
17,176,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	20,378,001
3,601,000	KLA Corp., 3.375%, 11/01/2019	3,602,236
7,515,000	Microchip Technologies, Inc., 4.333%, 6/01/2023	7,892,077
10,996,000	Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	11,013,745
7,255,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,572,500
6,140,000	Texas Instruments, Inc., 2.250%, 9/04/2029	6,044,729

		118,787,704

	Tobacco — 0.6%
8,705,000	Altria Group, Inc., 4.400%, 2/14/2026	9,308,680
37,450,000	BAT Capital Corp., 2.789%, 9/06/2024	37,125,981

		46,434,661

	Transportation Services — 0.2%
10,960,000	Ryder System, Inc., MTN, 2.500%, 9/01/2024	10,999,463

	Treasuries — 26.4%
10,976,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	52,642,418
9,241,400(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	46,668,274
496,730,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	11,581,765
294,989,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	7,881,538
25,220,000	U.S. Treasury Bond, 2.250%, 8/15/2049	25,938,179
35,510,000	U.S. Treasury Bond, 3.000%, 2/15/2049(f)	42,338,740
48,350,000	U.S. Treasury Bond, 3.125%, 5/15/2048(f)	58,767,914
63,015,000	U.S. Treasury Bond, 3.375%, 11/15/2048(f)	80,292,433
62,807,169	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(f)(j)	65,557,543
122,505,947	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(f)(j)	132,124,427
142,828,191	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(f)(j)	158,073,773
34,104,282	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(f)(j)	38,271,542
61,656,727	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(f)(j)	61,579,403
55,161,266	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(f)(j)	55,271,997
68,884,422	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(f)(j)	69,923,889
100,805,000	U.S. Treasury Note, 1.500%, 9/30/2024	100,552,987
59,270,000	U.S. Treasury Note, 1.625%, 9/30/2026	59,283,892
2,255,000	U.S. Treasury Note, 1.625%, 8/15/2029	2,244,606
23,395,000	U.S. Treasury Note, 1.750%, 6/30/2024	23,593,309
29,230,000	U.S. Treasury Note, 2.375%, 5/15/2029	31,040,890
37,405,000	U.S. Treasury Note, 2.625%, 2/15/2029(f)	40,483,607
53,565,000	U.S. Treasury Note, 2.875%, 8/15/2028(f)	58,896,391
669,637,000	U.S. Treasury Note, 3.125%, 11/15/2028	751,772,163

		1,974,781,680

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Utility Other — 0.4%
$25,420,000	Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039, 144A	$27,568,498

	Wireless — 0.4%
1,424,000	American Tower Corp., 4.700%, 3/15/2022	1,508,580
20,973,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,668,367
3,960,000	Millicom International Cellular S.A., 6.625%, 10/15/2026, 144A	4,306,500

		27,483,447

	Wirelines — 1.0%
720,000	AT&T, Inc., 4.350%, 6/15/2045	756,616
6,549,000	AT&T, Inc., 4.500%, 3/09/2048	7,044,309
1,615,000	AT&T, Inc., 4.750%, 5/15/2046	1,790,981
7,715,000	AT&T, Inc., 5.250%, 3/01/2037	9,079,895
10,790,000	AT&T, Inc., 5.450%, 3/01/2047	13,053,124
11,187,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	11,298,870
3,890,000	Telefonica Emisiones S.A., 5.134%, 4/27/2020	3,952,235
23,277,000	Telefonica Emisiones S.A., 5.462%, 2/16/2021	24,298,478

		71,274,508

	Total Non-Convertible Bonds (Identified Cost $6,791,901,443)	6,964,420,197

Municipals — 0.2%
	Local Authorities — 0.2%
17,415,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	17,132,006

	Total Municipals (Identified Cost $17,415,000)	17,132,006

	Total Bonds and Notes (Identified Cost $6,809,316,443)	6,981,552,203

Senior Loans — 2.9%
	Automotive — 0.2%
8,897,359	Dayco Products LLC, 2017 Term Loan B, 3-month LIBOR + 4.250%, 6.374%, 5/19/2023(d)	7,963,137
2,780,000	KAR Auction Services, Inc., 2019 Term Loan B6, 1-month LIBOR + 2.250%, 4.313%, 9/19/2026(d)	2,790,425
1,487,781	Visteon Corp., 2018 Term Loan B, LIBOR + 1.750%, 3.805%, 3/25/2024(k)	1,458,025

		12,211,587

	Chemicals — 0.1%
4,155,200	Venator Materials Corp., Term Loan B, 1-month LIBOR + 3.000%, 5.044%, 8/08/2024(d)	4,061,708

	Consumer Cyclical Services — 0.0%
1,376,493	FrontDoor, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.563%, 8/16/2025(d)	1,382,522

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — 0.3%
$11,276,222	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 4.292%, 4/07/2025(d)	$10,904,106
2,073,075	Energizer Holdings, Inc., 2018 Term Loan B, 1-month LIBOR + 2.250%, 4.375%, 12/17/2025(d)	2,071,790
1,235,234	Resideo Funding, Inc., Term Loan B, 3-month LIBOR + 2.000%, 4.110%, 10/24/2025(d)	1,233,690
11,532,324	Serta Simmons Bedding LLC, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.543%, 11/08/2023(l)	7,054,899

		21,264,485

	Electric — 0.0%
585,459	AES Corp., 2018 Term Loan B, 3-month LIBOR + 1.750%, 3.874%, 5/31/2022(d)	585,336

	Food & Beverage — 0.1%
9,006,117	Post Holdings, Inc., 2017 Series A Incremental Term Loan, 1-month LIBOR + 2.000%, 4.040%, 5/24/2024(d)	9,026,381

	Gaming — 0.1%
4,453,673	Churchill Downs, Inc., 2017 Term Loan B, 1-month LIBOR + 2.000%, 4.050%, 12/27/2024(d)	4,464,807

	Industrial Other — 0.0%
3,130,075	Altra Industrial Motion Corp., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.044%, 10/01/2025(d)	3,122,249

	Leisure — 0.1%
9,830,600	AMC Entertainment Holdings, Inc., 2019 Term Loan B, 6-month LIBOR + 3.000%, 5.230%, 4/22/2026(d)	9,863,336

	Media Entertainment — 0.5%
4,994,929	Entercom Media Corp., 2017 Term Loan B, 1-month LIBOR + 2.750%, 4.804%, 11/18/2024(d)	4,996,177
3,477,208	Lamar Media Corp., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.813%, 3/14/2025(d)	3,488,092
3,287,231	Meredith Corp., 2018 Term Loan B, 1-month LIBOR + 2.750%, 4.794%, 1/31/2025(d)	3,289,696
18,300,000	Nielsen Finance LLC, USD Term Loan B4, 1-month LIBOR + 2.000%, 4.042%, 10/04/2023(d)	18,286,275
6,050,000	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 4.540%, 9/30/2026(d)	6,067,666

		36,127,906

	Packaging — 0.1%
574,195	Crown Americas LLC, 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.057%, 4/03/2025(d)	575,940
2,709,700	Plastipak Packaging, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.550%, 10/14/2024(d)	2,671,087

		3,247,027

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — 0.3%
$5,656,485	Bausch Health Cos., Inc., Term Loan B, 1-month LIBOR + 2.750%, 4.789%, 11/27/2025(d)	$5,664,970
7,512,791	Change Healthcare Holdings LLC, 2017 Term Loan B, 1-month LIBOR + 2.500%, 4.544%, 3/01/2024(d)	7,473,349
9,750,000	Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 1-week LIBOR + 2.250%, 4.197%, 1/31/2025(d)	9,796,897

		22,935,216

	Property & Casualty Insurance — 0.0%
2,714,600	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 5.104%, 5/16/2024(d)	2,667,665

	Restaurants — 0.2%
17,522,733	1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month LIBOR + 2.250%, 4.294%, 2/16/2024(d)	17,575,301

	Retailers — 0.2%
2,972,063	Hanesbrands, Inc., 2017 Term Loan B, 1-month LIBOR + 1.750%, 3.794%, 12/13/2024(d)	2,990,638
14,309,595	Michaels Stores, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.544%, 1/30/2023(l)	13,959,010

		16,949,648

	Technology — 0.3%
9,980,385	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.794%, 1/02/2026(d)	9,880,582
1,964,853	Sabre GLBL, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.044%, 2/22/2024(d)	1,971,769
9,740,202	SS&C Technologies Inc., 2018 Term Loan B5, 1-month LIBOR + 2.250%, 4.294%, 4/16/2025(d)	9,774,682

		21,627,033

	Transportation Services — 0.1%
9,764,501	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 5.554%, 7/13/2023(d)	9,681,112

	Wirelines — 0.3%
18,214,063	Level 3 Financing, Inc., 2017 Term Loan B, 1-month LIBOR + 2.250%, 4.294%, 2/22/2024(d)	18,240,655

	Total Senior Loans (Identified Cost $220,703,669)	215,033,974

Shares
Preferred Stocks — 0.2%
	Cable Satellite — 0.2%
17,563,000	NBCUniversal Enterprise, Inc., 5.250%, 144A (Identified Cost $18,210,290)	18,089,890

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
77,870	Paragon Offshore Ltd., Litigation Units, Class A(b)(c)(h)(m)(n)	$779
116,806	Paragon Offshore Ltd., Litigation Units, Class B(m)(n)	1,752,090

	Total Common Stocks (Identified Cost $9,028,818)	1,752,869

Principal Amount (‡)
Short-Term Investments — 15.9%
$67,510,000	Federal Home Loan Bank Discount Notes, 1.600%, 10/04/2019(o)	67,499,423
149,892,261	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $149,896,841 on 10/01/2019 collateralized by $136,155,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $141,121,526; $11,575,000 U.S. Treasury Note, 2.250% due 4/30/2021 valued at $11,777,400 including accrued interest (Note 2 of Notes to Financial Statements)	149,892,261
120,025,000	U.S. Treasury Bills, 1.580%-1.772%, 10/03/2019(o)(p)	120,014,081
20,975,000	U.S. Treasury Bills, 1.888%, 11/29/2019(o)	20,912,694
263,675,000	U.S. Treasury Bills, 1.905%-2.030%, 10/01/2019(o)(p)	263,675,000
134,630,000	U.S. Treasury Bills, 1.922%-1.936%, 11/21/2019(o)(p)	134,287,838
183,985,000	U.S. Treasury Bills, 1.970%-2.048%, 10/24/2019(o)(p)	183,774,299
250,000,000	U.S. Treasury Bills, 1.972%-1.980%, 10/31/2019(o)(p)	249,632,813

	Total Short-Term Investments (Identified Cost $1,189,588,857)	1,189,688,409

	Total Investments — 112.2% (Identified Cost $8,246,848,077)	8,406,117,345
	Other assets less liabilities — (12.2)%	(913,141,411)

	Net Assets — 100.0%	$7,492,975,934

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(b)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $42,068 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2019 is disclosed.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Illiquid security. (Unaudited)
(i)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of this security amounted to $8,254,031 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Treasury Inflation Protected Security (TIPS).
(k)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2019. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(l)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2019.
(m)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	$429,948	$779	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	8,598,870	1,752,090	Less than 0.1%

(n)	Non-income producing security.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(p)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $1,066,625,554 or 14.2% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

MXN	Mexican Peso
UYU	Uruguayan Peso

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2019

Mortgage Related	29.1%
Treasuries	26.4
Banking	8.4
Agency Commercial Mortgage-Backed Securities	2.9
Government Owned - No Guarantee	2.6
Other Investments, less than 2% each	26.9
Short-Term Investments	15.9

Total Investments	112.2
Other assets less liabilities	(12.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 67.5% of Net Assets
	Canada — 1.9%
734,800	CGI, Inc.(a)	$58,102,916

	China — 2.4%
447,299	Alibaba Group Holding Ltd., Sponsored ADR(a)	74,801,812

	France — 2.5%
239,796	Dassault Systemes SE	34,160,446
385,855	Thales S.A.	44,354,377

		78,514,823

	Hong Kong — 2.1%
6,881,800	AIA Group Ltd.	64,902,539

	India — 1.2%
2,092,142	HDFC Bank Ltd.	36,255,791

	Japan — 1.7%
2,596,061	Nomura Research Institute Ltd.	51,874,360

	Sweden — 1.4%
1,375,103	Atlas Copco AB, Class A	42,343,717

	Switzerland — 4.1%
709,287	Nestle S.A., (Registered)	76,925,334
289,213	Temenos AG, (Registered)	48,428,700

		125,354,034

	United Kingdom — 5.6%
1,726,688	Halma PLC	41,795,195
7,594,810	Legal & General Group PLC	23,181,780
259,960	Linde PLC	50,359,451
649,054	London Stock Exchange Group PLC	58,284,840

		173,621,266

	United States — 44.6%
315,477	Accenture PLC, Class A	60,682,001
6,478	Alphabet, Inc., Class C(a)	7,896,682
51,316	Alphabet, Inc., Class A(a)	62,664,020
42,149	Amazon.com, Inc.(a)	73,166,871
10,456	Booking Holdings, Inc.(a)	20,521,050
1,155,972	CBRE Group, Inc., Class A(a)	61,278,076
712,851	Danaher Corp.	102,957,070
294,551	Facebook, Inc., Class A(a)	52,453,642
162,654	Goldman Sachs Group, Inc. (The)	33,706,788
542,099	Intercontinental Exchange, Inc.	50,019,475
226,930	IQVIA Holdings, Inc.(a)	33,898,803
278,885	LyondellBasell Industries NV, Class A	24,951,841
336,014	M&T Bank Corp.	53,080,131
594,507	Marriott International, Inc., Class A	73,938,836
156,522	McCormick & Co., Inc.	24,464,389
62,299	Mettler-Toledo International, Inc.(a)	43,883,416
256,055	Northrop Grumman Corp.	95,966,853

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
	United States — continued
8,829	NVR, Inc.(a)	$32,820,483
328,238	Parker-Hannifin Corp.	59,283,065
276,012	Roper Technologies, Inc.	98,425,879
209,820	S&P Global, Inc.	51,401,704
149,048	Sherwin-Williams Co. (The)	81,957,024
473,052	Texas Instruments, Inc.	61,137,240
245	Thryv Holdings, Inc.(a)(b)(c)(d)	1,919
148,484	Tyler Technologies, Inc.(a)	38,977,050
327,599	UnitedHealth Group, Inc.	71,193,815

		1,370,728,123

	Total Common Stocks (Identified Cost $1,539,240,813)	2,076,499,381

Principal Amount (‡)
Bonds and Notes — 25.3%
Non-Convertible Bonds — 24.9%
	Argentina — 0.1%
$775,000	Provincia de Buenos Aires, 9.125%, 3/16/2024, 144A(c)(d)	282,488
535,000	Republic of Argentina, 6.875%, 4/22/2021	262,155
2,460,000	Republic of Argentina, 7.125%, 6/28/2117	1,067,665
1,390,000	Republic of Argentina, 7.625%, 4/22/2046	602,579
17,745,000	YPF S.A., 16.500%, 5/09/2022, 144A, (ARS)(c)(d)	92,426

		2,307,313

	Australia — 0.1%
1,675,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)(e)	1,319,022
1,150,000	Commonwealth Bank of Australia, 2.250%, 3/10/2020, 144A(e)	1,151,044
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(e)	682,216
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	110,697
935,000	National Australia Bank, 2.500%, 1/12/2021(e)	940,292
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	97,797

		4,301,068

	Belgium — 0.1%
1,765,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 2/01/2021	1,781,729
1,690,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029	1,964,221

		3,745,950

	Brazil — 0.5%
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	828,008
8,500(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	2,347,769
10,980(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	2,796,257
11,634(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	3,289,484
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	1,152,823
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	404,000
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(e)	1,203,136
1,350,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	1,503,225

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brazil — continued
$150,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	$173,033
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	623,012
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	515,630

		14,836,377

	Canada — 3.8%
423,390	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(e)	449,674
849,176	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A(e)	874,235
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,046,356
815,000	Bank of Montreal, 1.750%, 6/15/2021, 144A(e)	812,873
6,384	BMW Canada Auto Trust, Series 2017-1A, Class A2, 1.677%, 5/20/2020, 144A, (CAD)(e)(f)	4,819
1,015,000	Brookfield Finance, Inc., 4.850%, 3/29/2029	1,148,722
11,680,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(e)	8,599,040
13,815,000	Canadian Government Bond, 0.750%, 9/01/2020, (CAD)	10,334,790
65,740,000	Canadian Government Bond, 0.750%, 3/01/2021, (CAD)(e)	48,994,002
35,230,000	Canadian Government Bond, 1.750%, 5/01/2021, (CAD)(e)	26,648,596
970,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023	1,020,567
1,800,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023(e)	1,811,051
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(e)	903,098
430,000	Enbridge, Inc., 2.900%, 7/15/2022	438,120
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(e)	685,152
391,828	GMF Canada Leasing Trust, Series 2018-1A, Class A2, 3.030%, 6/21/2021, 144A, (CAD)	296,770
831,317	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(e)	625,893
7,200,000	Province of Ontario Canada, 1.875%, 5/21/2020(e)	7,190,856
2,500,000	Toronto-Dominion Bank (The), 2.100%, 7/15/2022, 144A(e)	2,516,880
1,690,000	Toronto-Dominion Bank (The), GMTN, 3.500%, 7/19/2023(e)	1,782,144
1,580,000	Videotron Ltd., 5.125%, 4/15/2027, 144A	1,670,850

		117,854,488

	Chile — 0.5%
1,590,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.000%, 3/01/2023, 144A, (CLP)(e)	2,317,958
815,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.500%, 3/01/2026, (CLP)(e)	1,251,783
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029, 144A	1,952,611
1,700,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025(e)	1,859,318
1,160,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025, 144A(e)	1,268,711
525,000	Enel Chile S.A., 4.875%, 6/12/2028	583,406
250,000	Engie Energia Chile S.A., 5.625%, 1/15/2021, 144A	259,194
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(e)	833,965
696,673	Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.200%, 8/15/2029	712,557

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$407,967	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	$407,600
950,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	997,025
935,000	Republic of Chile, 3.240%, 2/06/2028(e)	993,447
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(e)	1,187,211

		14,624,786

	China — 0.3%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027(e)	957,542
795,000	Baidu, Inc., 3.875%, 9/29/2023	828,636
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(e)	416,920
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022(e)	916,629
985,000	Sinopec Group Overseas Development 2017 Ltd., 2.375%, 4/12/2020, 144A(e)	984,921
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A(e)	507,800
1,175,000	Tencent Holdings Ltd., 3.280%, 4/11/2024, 144A	1,206,753
1,820,000	Three Gorges Finance I Cayman Islands Ltd., 3.150%, 6/02/2026(e)	1,878,058
1,270,000	Weibo Corp., 3.500%, 7/05/2024	1,290,128

		8,987,387

	Colombia — 0.3%
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	377,137
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029, 144A	1,366,820
1,140,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	1,245,006
575,000	Republic of Colombia, 3.875%, 4/25/2027	609,793
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	59,845
7,073,300,000	Republic of Colombia, Series B, 6.250%, 11/26/2025, (COP)	2,121,665
6,150,000,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(e)	1,964,064
870,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	1,002,684

		8,747,014

	Denmark — 0.0%
670,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	694,620

	Dominican Republic — 0.1%
1,410,000	Dominican Republic, 5.500%, 1/27/2025, 144A	1,485,802
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	638,911
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	1,086,789
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	508,410

		3,719,912

	France — 0.8%
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	262,718
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A	218,545
1,415,000	Caisse d’Amortissement de la Dette Sociale, 1.875%, 2/12/2022(e)	1,419,471
250,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A	257,341
735,000	Danone S.A., 1.691%, 10/30/2019, 144A(e)	734,654
500,000	Dexia Credit Local S.A., 2.250%, 2/18/2020, 144A(e)	500,194
1,300,000	Edenred, 1.875%, 3/06/2026, (EUR)	1,550,768
465,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)	610,440

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	France — continued
12,590,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)(e)	$16,527,815
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 1.625%, 11/27/2027, (EUR)	577,794
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 0.625%, 3/27/2023, (EUR)	552,034
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(e)	1,090,214

		24,301,988

	Germany — 0.3%
1,165,000	BMW U.S. Capital LLC, 3.150%, 4/18/2024, 144A	1,206,836
675,000	Daimler Finance North America LLC, 1.750%, 10/30/2019, 144A(e)	674,780
380,000	Deutsche Telekom International Finance BV, 2.820%, 1/19/2022, 144A	384,496
1,825,000	Deutsche Telekom International Finance BV, 4.375%, 6/21/2028, 144A	2,041,027
1,850,000	RWE AG, (fixed rate to 10/21/2020, variable rate thereafter), 2.750%, 4/21/2075, (EUR)	2,057,535
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026, 144A	1,444,879

		7,809,553

	Greece — 0.1%
430,000	Hellenic Republic Government Bond, 3.450%, 4/02/2024, 144A, (EUR)	525,210
1,855,000	Hellenic Republic Government Bond, 3.750%, 1/30/2028, (EUR)	2,412,380

		2,937,590

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(e)	366,122
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A	1,233,098
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A	1,433,368

		3,032,588

	India — 0.0%
650,000	Greenko Dutch BV, 5.250%, 7/24/2024, 144A	651,631

	Indonesia — 0.1%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	319,228
735,000	Indonesia Government International Bond, 4.750%, 1/08/2026	810,401
1,475,000	Perusahaan Listrik Negara PT, MTN, 4.125%, 5/15/2027	1,556,657
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	623,171
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	579,369

		3,888,826

	Ireland — 0.1%
475,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 5/15/2021	490,379
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,308,820
375,000	Ireland Government Bond, 3.400%, 3/18/2024, (EUR)	480,116

		2,279,315

	Italy — 0.6%
2,180,000	Enel Finance International NV, 4.625%, 9/14/2025, 144A	2,381,051
1,075,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	1,142,103

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Italy — continued
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	$646,890
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	4,001,297
4,255,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	5,218,847
3,335,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)	4,092,731
430,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	442,186

		17,925,105

	Japan — 0.7%
988,104,600(†††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(e)	9,532,168
1,155,150,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(e)	11,124,268
1,445,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	1,478,062

		22,134,498

	Korea — 0.3%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022(e)	784,193
1,100,000	Hyundai Capital Services, Inc., 3.750%, 3/05/2023, 144A	1,136,179
1,575,000	Kia Motors Corp., 3.000%, 4/25/2023, 144A	1,591,561
630,000	Korea Development Bank (The), MTN, 4.500%, 11/22/2019, (AUD)(e)	426,959
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(e)	922,058
670,000	KT Corp., 2.500%, 7/18/2026, 144A(e)	660,807
1,180,000	LG Chem Ltd., 3.250%, 10/15/2024, 144A	1,217,083
1,440,000,000	Republic of Korea, Series 2209, 2.000%, 9/10/2022, (KRW)(e)	1,226,099
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(e)	808,704
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(e)	177,834
200,000	Woori Bank, 5.875%, 4/13/2021, 144A(e)	208,816

		9,160,293

	Mexico — 0.5%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	725,406
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(e)	947,328
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(e)	487,737
675,000	Banco Nacional de Comercio Exterior SNC, (fixed rate to 8/11/2021, variable rate thereafter), 3.800%, 8/11/2026, 144A	682,601
1,150,000	CEMEX Finance LLC, 6.000%, 4/01/2024, 144A	1,180,475
555,000	Cemex SAB de CV, 2.750%, 12/05/2024, 144A, (EUR)	621,969
1,010,000	Cemex SAB de CV, 5.700%, 1/11/2025	1,038,997
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(e)	866,008
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(e)	377,785
142,000(††††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	681,052
190,229(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(e)	960,640
3,600,000	Mexico Government International Bond, 4.000%, 10/02/2023	3,790,800
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(e)	244,008
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	117,335
835,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	863,190
1,010,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023	1,043,350

		14,628,681

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Netherlands — 0.0%
$870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025(e)	$938,147

	Norway — 0.2%
17,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(e)	1,911,225
550,000	Kommunalbanken AS, 1.750%, 9/15/2020, 144A(e)	549,098
3,815,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(e)	429,741
16,500,000	Norway Government Bond, Series 478, 1.500%, 2/19/2026, 144A, (NOK)(e)	1,843,991

		4,734,055

	Panama — 0.1%
680,000	Banco Latinoamericano de Comercio Exterior S.A., 3.250%, 5/07/2020, 144A(e)	681,952
1,045,000	Panama Government International Bond, 3.160%, 1/23/2030	1,077,917

		1,759,869

	Paraguay — 0.0%
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	872,008

	Peru — 0.1%
580,000	Southern Copper Corp., 3.875%, 4/23/2025(e)	603,544
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(e)	1,114,323
350,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	354,379

		2,072,246

	Singapore — 0.2%
785,000	BOC Aviation Ltd., 2.750%, 9/18/2022, 144A	784,839
495,000	BOC Aviation Ltd., 3.000%, 3/30/2020(e)	495,786
345,000	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.520%, 12/11/2028, 144A	367,149
3,215,000	United Overseas Bank Ltd., 3.200%, 4/23/2021, 144A(e)	3,267,147

		4,914,921

	South Africa — 0.1%
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	941,346
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	512,085
39,185,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(e)	2,189,134

		3,642,565

	Spain — 0.5%
2,300,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, 0.750%, 9/11/2022, (EUR)	2,557,069
400,000	Banco Santander S.A., 3.125%, 2/23/2023	407,466
100,000	Iberdrola International BV, EMTN, 0.375%, 9/15/2025, (EUR)	111,004
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)	831,670
725,000	Spain Government International Bond, 0.750%, 7/30/2021, (EUR)(e)	808,389
430,000	Spain Government International Bond, 1.600%, 4/30/2025, 144A, (EUR)(e)	516,744
3,590,000	Spain Government International Bond, 2.700%, 10/31/2048, 144A, (EUR)	5,525,515
760,000	Spain Government International Bond, 4.300%, 10/31/2019, 144A, (EUR)(e)	831,338
2,565,000	Spain Government International Bond, 4.400%, 10/31/2023, 144A, (EUR)(e)	3,340,251
1,300,000	Telefonica Emisiones SAU Co., EMTN, 1.495%, 9/11/2025, (EUR)	1,513,967

		16,443,413

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranationals — 0.2%
$1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(e)	$1,173,326
3,360,000	European Investment Bank, 1.750%, 7/30/2024, 144A, (CAD)(e)	2,535,578
3,515,000	International Bank for Reconstruction & Development, 2.200%, 1/18/2022, (CAD)(e)	2,679,741
1,140,000	International Bank for Reconstruction & Development, MTN, 2.500%, 3/12/2020, (AUD)(e)	774,183

		7,162,828

	Sweden — 0.0%
2,450,000	Sweden Government Bond, Series 1047, 5.000%, 12/01/2020, (SEK)(e)	265,185

	Switzerland — 0.1%
1,075,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A(e)	1,165,622
900,000	Syngenta Finance NV, EMTN, 1.250%, 9/10/2027, (EUR)	959,951
340,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/1/2025, variable rate thereafter), 4.250%, 10/01/2045	354,110

		2,479,683

	Thailand — 0.2%
1,570,000	Kasikornbank PCL, EMTN, 3.256%, 7/12/2023	1,607,477
85,000,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)	2,905,339
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A	980,799

		5,493,615

	Trinidad — 0.0%
415,000	Trinidad Generation UnLtd., 5.250%, 11/04/2027, 144A	424,342

	Turkey — 0.3%
525,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025, 144A	551,544
2,875,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	2,767,417
16,960,000	Turkey Government Bond, 12.400%, 3/08/2028, (TRY)	2,889,237
1,345,000	Turkey Government International Bond, 7.625%, 4/26/2029	1,429,192

		7,637,390

	United Arab Emirates — 0.1%
1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029(e)	1,745,562
1,275,000	DP World Crescent Ltd., 4.848%, 9/26/2028, 144A	1,400,702
850,000	DP World PLC, 3.250%, 5/18/2020, 144A(e)	850,309
200,000	DP World PLC, MTN, 3.250%, 5/18/2020	200,073

		4,196,646

	United Kingdom — 0.3%
95,000	Avon Products, Inc., 8.950%, 3/15/2043	106,400
300,000	HSBC Holdings PLC, 4.375%, 11/23/2026(e)	320,941
565,000	HSBC Holdings PLC, (fixed rate to 6/01/2021, variable rate thereafter), 6.875%(g)	592,685
295,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(e)	449,287
635,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	665,823
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(e)	417,586
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030, 144A	1,456,860

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — continued
235,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)	$340,018
1,130,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(e)	1,240,646
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(e)	364,815
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)	304,314
1,035,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)(e)	1,426,622
530,000	United Kingdom Gilt, 4.000%, 3/07/2022, (GBP)	710,304
130,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	145,944
115,000	Virgin Media Secured Finance PLC, 4.875%, 1/15/2027, (GBP)	147,043
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028	1,833,476

		10,522,764

	United States — 13.1%
9,890,000	AbbVie, Inc., 2.500%, 5/14/2020	9,912,471
1,500,000	AES Corp. (The), 4.875%, 5/15/2023	1,526,250
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	492,600
8,000,000	Ally Financial, Inc., 4.125%, 2/13/2022	8,180,000
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	813,912
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,388,960
1,965,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	2,040,358
1,517,993	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,541,796
566,303	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	569,432
116,474	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	122,869
1,906,962	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	2,026,759
436,785	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	460,738
400,000	Antero Resources Corp., 5.125%, 12/01/2022	351,500
175,000	Antero Resources Corp., 5.375%, 11/01/2021	168,875
3,060,000	Antero Resources Corp., 5.625%, 6/01/2023	2,646,900
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	300,507
1,510,000	AT&T, Inc., 3.400%, 5/15/2025	1,575,451
3,960,000	AT&T, Inc., 4.300%, 2/15/2030	4,357,100
495,000	AT&T, Inc., 4.500%, 3/09/2048	532,437
625,000	AT&T, Inc., 4.550%, 3/09/2049	675,619
925,000	Aviation Capital Group LLC, 6.750%, 4/06/2021, 144A	980,226
2,700,000	Bank of America Corp., 6.110%, 1/29/2037	3,536,318
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	124,166
3,180,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029, 144A	3,231,675
585,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	607,618
270,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	240,870
1,170,000	Broadcom, Inc., 4.250%, 4/15/2026, 144A	1,208,501
71,000	California Resources Corp., 5.500%, 9/15/2021	34,968
10,000	California Resources Corp., 6.000%, 11/15/2024	3,795
9,300,000	California Resources Corp., 8.000%, 12/15/2022, 144A	4,603,500
60,000	CenturyLink, Inc., 5.625%, 4/01/2025	62,250

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$880,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	$924,000
3,210,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,592,075
315,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	240,975
7,000,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	4,761,400
780,000	Chevron Corp., 2.419%, 11/17/2020(e)	784,195
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,718,004
165,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	152,625
325,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	284,375
500,000	Citizens Financial Group, Inc., 4.300%, 12/03/2025	534,626
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	292,689
485,000	Continental Resources, Inc., 3.800%, 6/01/2024	494,241
640,000	Continental Resources, Inc., 4.500%, 4/15/2023	664,421
63,000	Continental Resources, Inc., 5.000%, 9/15/2022	63,553
375,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	407,707
595,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	626,981
155,000	Cummins, Inc., 5.650%, 3/01/2098	201,348
475,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	534,175
93,641	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	103,764
940,000	DH Europe Finance II S.a.r.l, 0.750%, 9/18/2031, (EUR)	1,027,701
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	54,984
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,963
1,680,000	DISH DBS Corp., 5.000%, 3/15/2023	1,697,304
1,495,000	DISH DBS Corp., 5.875%, 11/15/2024	1,481,919
1,385,000	DISH DBS Corp., 7.750%, 7/01/2026	1,409,237
310,000	DR Horton, Inc., 4.375%, 9/15/2022	324,981
340,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	312,017
235,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	347,954
1,075,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,140,566
600,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	556,500
1,310,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.972%, 11/25/2027(e)(h)	1,372,423
410,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)	457,363
650,000	FedEx Corp., 3.400%, 1/14/2022	666,458
21,480,003	FNMA, 3.500%, 7/01/2049	22,096,246
40,000	Ford Motor Co., 4.346%, 12/08/2026	40,106
685,000	Ford Motor Co., 5.291%, 12/08/2046	632,862
25,000	Ford Motor Co., 6.375%, 2/01/2029	26,586
50,000	Ford Motor Co., 6.625%, 2/15/2028	54,049
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,314,127
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,722
5,000,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	4,994,092
131,000	Gates Global LLC/Gates Global Co., 6.000%, 7/15/2022, 144A	130,509
295,000	General Electric Co., 4.500%, 3/11/2044	315,988
50,000	General Electric Co., GMTN, 3.100%, 1/09/2023	50,661
310,000	General Motors Co., 5.200%, 4/01/2045	306,139

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	$244,149
925,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	1,003,377
100,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	110,138
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,574,424
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	133,052
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	256,941
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	499,051
905,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	977,882
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,097,984
2,745,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	2,706,844
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	177,375
1,000,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	1,047,100
20,000	HCA, Inc., 4.750%, 5/01/2023	21,423
6,670,000	HCA, Inc., 5.375%, 9/01/2026	7,328,329
225,000	HCA, Inc., 7.050%, 12/01/2027	263,250
820,000	HCA, Inc., 7.500%, 11/06/2033	984,000
395,000	HCA, Inc., 8.360%, 4/15/2024	470,141
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	230,100
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	87,750
855,000	Hecla Mining Co., 6.875%, 5/01/2021	846,450
490,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	571,534
485,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	508,037
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(e)	1,547,610
450,000	International Lease Finance Corp., 4.625%, 4/15/2021	463,402
745,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	745,369
5,760,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	5,848,128
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	15,577
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,425
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,233,041
7,760,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	7,789,333
1,875,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	1,856,250
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	13,703
1,665,000	KB Home, 8.000%, 3/15/2020	1,705,293
330,000	Level 3 Financing, Inc., 5.125%, 5/01/2023	333,416
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	787,200
140,000	Level 3 Parent LLC, 5.750%, 12/01/2022	140,560
44,000	Masco Corp., 6.500%, 8/15/2032	53,947
403,000	Masco Corp., 7.750%, 8/01/2029	516,252
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)	712,684
4,315,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	4,320,394
254,000	Micron Technology, Inc., 5.500%, 2/01/2025	261,025
1,430,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	1,326,325
450,000	Morgan Stanley, 3.950%, 4/23/2027	475,983
725,000	Morgan Stanley, 5.750%, 1/25/2021	758,622
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,317,171
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	727,477

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$25,000	MPLX LP, 4.500%, 7/15/2023	$26,632
95,000	MPLX LP, 4.875%, 6/01/2025	104,510
3,890,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	4,142,850
3,000,000	Navient Corp., 5.000%, 10/26/2020	3,037,500
915,000	Navient Corp., 5.500%, 1/25/2023	944,737
95,000	Navient Corp., 5.875%, 10/25/2024	95,713
1,600(†††††)	Navient Corp., 6.000%, 12/15/2043	37,164
935,000	Navient Corp., 6.750%, 6/15/2026	958,375
750,000	Navient Corp., MTN, 6.125%, 3/25/2024	777,892
415,000	Navient Corp., MTN, 7.250%, 1/25/2022	447,163
4,113,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	3,472,935
65,000	Newfield Exploration Co., 5.625%, 7/01/2024	71,704
900,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	857,250
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	412,088
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	25,906
1,765,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A	1,805,562
120,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	109,800
300,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	305,967
2,275,000	Oceaneering International, Inc., 4.650%, 11/15/2024	2,145,507
420,000	Old Republic International Corp., 4.875%, 10/01/2024	459,954
3,693,000	ONEOK Partners LP, 4.900%, 3/15/2025	4,061,012
25,000	ONEOK Partners LP, 6.200%, 9/15/2043	30,923
140,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	144,375
1,200,000	Owens Corning, 4.400%, 1/30/2048	1,104,586
310,000	Owens Corning, 7.000%, 12/01/2036	380,176
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	3,039,125
585,000	Prologis LP, 2.250%, 6/30/2029, (GBP)	757,301
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	575,100
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	868,681
220,000	PulteGroup, Inc., 7.875%, 6/15/2032	268,400
285,000	QEP Resources, Inc., 5.250%, 5/01/2023	264,343
210,000	QEP Resources, Inc., 5.375%, 10/01/2022	200,876
295,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	304,440
120,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	123,750
95,000	Qwest Corp., 7.250%, 9/15/2025	107,378
345,000	Radian Group, Inc., 4.500%, 10/01/2024	355,350
195,000	Radian Group, Inc., 4.875%, 3/15/2027	197,438
230,000	Range Resources Corp., 4.875%, 5/15/2025	189,750
850,000	Range Resources Corp., 5.000%, 8/15/2022	796,875
220,000	Range Resources Corp., 5.000%, 3/15/2023	192,500
970,000	Santander Holdings USA, Inc., 2.650%, 4/17/2020(e)	971,839
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	26,250
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	689,600
420,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	470,400
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	156,217
7,560,000	SM Energy Co., 6.625%, 1/15/2027	6,520,500

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$155,000	SM Energy Co., 6.750%, 9/15/2026	$135,625
1,170,000	Springleaf Finance Corp., 5.625%, 3/15/2023	1,246,050
860,000	Springleaf Finance Corp., 6.875%, 3/15/2025	947,612
2,310,000	Springleaf Finance Corp., 7.125%, 3/15/2026	2,562,541
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021	358,875
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023	151,450
2,349,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,560,880
2,240,000	Sprint Capital Corp., 8.750%, 3/15/2032	2,762,928
120,000	Sprint Corp., 7.125%, 6/15/2024	129,336
2,840,000	Sprint Corp., 7.875%, 9/15/2023	3,119,626
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024	1,414,481
950,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	963,110
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	105,018
1,695,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,542,450
820,000	Textron, Inc., 5.950%, 9/21/2021	869,300
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	88,564
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	91,528
1,635,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022	1,663,495
1,680,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	2,130,909
171,000	TransDigm, Inc., 6.500%, 7/15/2024	176,344
185,000	TransDigm, Inc., 6.500%, 5/15/2025	191,938
6,665,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	6,864,950
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	5,325
4,960,000	U.S. Treasury Bond, 2.875%, 5/15/2049	5,784,794
4,380,000	U.S. Treasury Bond, 3.000%, 8/15/2048	5,208,778
4,103,717	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(e)(i)	4,060,586
4,142,760	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(e)(i)	4,204,862
13,065,806	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023(e)(i)	13,168,701
25,430,000	U.S. Treasury Note, 1.375%, 5/31/2020	25,343,578
16,645,000	U.S. Treasury Note, 1.625%, 8/15/2029	16,568,277
21,715,000	U.S. Treasury Note, 1.750%, 11/30/2021(e)	21,763,350
12,245,000	U.S. Treasury Note, 1.875%, 3/31/2022(e)	12,328,228
15,000,000	U.S. Treasury Note, 2.500%, 6/30/2020(e)	15,069,727
13,505,000	U.S. Treasury Note, 2.750%, 2/28/2025(e)	14,316,355
7,360,000	U.S. Treasury Note, 2.875%, 5/15/2028(e)	8,078,175
444,479	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	448,888
2,940,000	United Rentals North America, Inc., 5.500%, 7/15/2025	3,059,070
460,000	United Rentals North America, Inc., 6.500%, 12/15/2026	501,170
1,690,000	United States Steel Corp., 6.650%, 6/01/2037	1,297,075
86,742	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	96,561
329,675	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	356,223
25,000	Viacom, Inc., 4.375%, 3/15/2043	25,784
395,000	Viacom, Inc., 5.250%, 4/01/2044	444,804

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$145,000	Viacom, Inc., 5.850%, 9/01/2043	$177,848
145,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	67,788
1,150,000	Walmart, Inc., 3.700%, 6/26/2028(e)	1,274,543
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	76,687
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	441,355
525,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	501,391
195,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	150,694
3,052,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A(j)	1,648,080
65,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(j)	35,913

		403,232,564

	Total Non-Convertible Bonds (Identified Cost $750,181,717)	765,361,224

Convertible Bonds — 0.4%
	United States — 0.4%
1,450,000	Booking Holdings, Inc., 0.900%, 9/15/2021	1,681,299
105,000	CalAmp Corp., 1.625%, 5/15/2020	103,471
95,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	56,763
545,000	DISH Network Corp., 2.375%, 3/15/2024	478,905
2,860,000	DISH Network Corp., 3.375%, 8/15/2026	2,620,348
290,000	Evolent Health, Inc., 2.000%, 12/01/2021	253,931
1,855,000	iStar, Inc., 3.125%, 9/15/2022	1,964,390
2,020,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,912,799
240,000	Nuance Communications, Inc., 1.250%, 4/01/2025	237,655
10,000	Nuance Communications, Inc., 1.500%, 11/01/2035	9,994
1,660,000	Rovi Corp., 0.500%, 3/01/2020	1,633,340
380,000	SM Energy Co., 1.500%, 7/01/2021	342,730
825,000	Western Digital Corp., 1.500%, 2/01/2024	789,938

	Total Convertible Bonds (Identified Cost $11,924,032)	12,085,563

Municipals — 0.0%
	United States — 0.0%
155,000	State of Illinois, 5.100%, 6/01/2033	167,887
130,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	124,971

	Total Municipals (Identified Cost $255,136)	292,858

	Total Bonds and Notes (Identified Cost $762,360,885)	777,739,645

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.1%
	United States — 0.1%
460	Chesapeake Energy Corp., 5.000%(c)(d)	$17,480
40	Chesapeake Energy Corp., 5.750%(c)(d)(f)	14,011
736	Chesapeake Energy Corp., 5.750%(c)(d)(f)	257,806
84	Chesapeake Energy Corp., Series A, 5.750%, 144A(c)(d)(f)	29,423
38,952	El Paso Energy Capital Trust I, 4.750%	2,043,811

		2,362,531

	Total Preferred Stocks (Identified Cost $2,285,617)	2,362,531

Principal Amount (‡)
Short-Term Investments — 7.3%
$12,315,000	Federal Home Loan Bank Discount Notes, 1.950%, 11/15/2019(k)	12,286,060
3,707,000	Ford Motor Credit Co. LLC, 4.331%, 12/02/2019(k)	3,689,510
58,998,220	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $59,000,023 on 10/01/2019 collateralized by $56,470,000 U.S. Treasury Note, 2.625% due 1/31/2026 valued at $60,161,839; $20,000 U.S. Treasury Note, 2.375% due 5/15/2027 valued at $21,261 including accrued interest (Note 2 of Notes to Financial Statements)	58,998,220
29,625,000	U.S. Treasury Bills, 1.815%, 3/26/2020(k)	29,366,096
12,555,000	U.S. Treasury Bills, 1.825%, 3/05/2020(k)	12,458,023
10,000,000	U.S. Treasury Bills, 1.830%-1.837%, 2/27/2020(k)(l)	9,926,018
4,205,000	U.S. Treasury Bills, 1.888%, 12/19/2019(k)	4,189,080
18,530,000	U.S. Treasury Bills, 2.023%-2.385%, 10/24/2019(k)(l)	18,508,779
13,810,000	U.S. Treasury Bills, 2.035%-2.350%, 11/14/2019(k)(l)	13,779,951
26,785,000	U.S. Treasury Bills, 2.042%, 1/23/2020(k)	26,632,877
35,000,000	U.S. Treasury Bills, 2.318%, 11/29/2019(k)	34,896,033

	Total Short-Term Investments (Identified Cost $224,645,958)	224,730,647

	Total Investments — 100.2% (Identified Cost $2,528,533,273)	3,081,332,204
	Other assets less liabilities — (0.2)%	(7,029,011)

	Net Assets — 100.0%	$3,074,303,193

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Non-income producing security.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

(b)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Thryv Holdings, Inc.	8/12/2016	$1,194	$1,919	Less than 0.1%

(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $695,553 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(g)	Perpetual bond with no specified maturity date.
(h)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $146,571,427 or 4.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

At September 30, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/03/2019	BRL	S	18,445,000	$4,431,764	$4,422,025	$9,739
Citibank N.A.	12/18/2019	ZAR	S	33,700,000	2,257,094	2,203,115	53,979
Credit Suisse International	12/18/2019	CAD	S	123,005,000	93,470,621	92,963,761	506,860
Credit Suisse International	12/18/2019	COP	S	10,293,255,000	3,037,389	2,947,174	90,215
Credit Suisse International	12/18/2019	GBP	B	12,290,000	15,261,980	15,159,161	(102,819)
Credit Suisse International	12/18/2019	JPY	B	7,830,000,000	73,452,020	72,811,170	(640,850)
Goldman Sachs & Co.	12/18/2019	MXN	S	19,000,000	954,500	951,073	3,427
HSBC Bank USA	12/18/2019	AUD	B	905,000	621,102	612,323	(8,779)
Morgan Stanley Capital Services, Inc.	12/18/2019	EUR	B	58,260,000	64,668,192	63,878,537	(789,655)
UBS AG	12/18/2019	SEK	B	7,350,000	751,034	750,588	(446)
UBS AG	12/18/2019	THB	S	83,000,000	2,710,779	2,717,801	(7,022)

Total							$(885,351)

At September 30, 2019, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	12/18/2019	NOK	14,180,000	EUR	1,426,228	$1,563,772	$3,218
UBS AG	12/18/2019	NOK	4,200,000	EUR	422,437	463,176	953

Total							$4,171

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Industry Summary at September 30, 2019

Treasuries	11.5%
Capital Markets	6.3
IT Services	5.6
Internet & Direct Marketing Retail	5.5
Chemicals	5.2
Aerospace & Defense	4.6
Interactive Media & Services	4.0
Software	4.0
Health Care Equipment & Supplies	3.3
Machinery	3.3
Food Products	3.3
Industrial Conglomerates	3.2
Banks	2.9
Insurance	2.8
Life Sciences Tools & Services	2.5
Hotels, Restaurants & Leisure	2.4
Health Care Providers & Services	2.3
Real Estate Management & Development	2.0
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	16.2
Short-Term Investments	7.3

Total Investments	100.2
Other assets less liabilities (including forward foreign currency contracts)	(0.2)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2019

United States Dollar	73.9%
Canadian Dollar	5.2
Euro	4.3
British Pound	4.1
Swiss Franc	4.1
Japanese Yen	2.4
Hong Kong Dollar	2.1
Other, less than 2% each	4.1

Total Investments	100.2
Other assets less liabilities (including forward foreign currency contracts)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities

September 30, 2019

	Core Plus Bond Fund	Global Allocation Fund
ASSETS
Investments at cost	$8,246,848,077	$2,528,533,273
Net unrealized appreciation	159,269,268	552,798,931

Investments at value	8,406,117,345	3,081,332,204
Cash	337,334	2,858,416
Due from brokers (Note 2)	1,656,990	580,000
Foreign currency at value (identified cost $0 and $7,087,524, respectively)	—	6,962,275
Receivable for Fund shares sold	14,550,102	10,352,256
Receivable for securities sold	171,334,110	1,708,729
Receivable for when-issued/delayed delivery securities sold (Note 2)	552,809,377	—
Collateral received for delayed delivery securities (Note 2)	1,579,000	—
Dividends and interest receivable	42,921,274	7,758,220
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	668,391
Tax reclaims receivable	25,342	1,000,497
Prepaid expenses (Note 8)	507	198

TOTAL ASSETS	9,191,331,381	3,113,221,186

LIABILITIES
Payable for securities purchased	196,316,963	26,526,282
Payable for when-issued/delayed delivery securities purchased (Note 2)	1,476,539,134	—
Payable for Fund shares redeemed	20,758,394	7,388,310
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,549,571
Foreign taxes payable (Note 2)	—	975,496
Due to brokers (Note 2)	1,579,000	—
Management fees payable (Note 6)	1,969,669	1,873,688
Deferred Trustees’ fees (Note 6)	501,887	235,473
Administrative fees payable (Note 6)	261,840	109,948
Payable to distributor (Note 6d)	50,450	47,578
Other accounts payable and accrued expenses	378,110	211,647

TOTAL LIABILITIES	1,698,355,447	38,917,993

NET ASSETS	$7,492,975,934	$3,074,303,193

NET ASSETS CONSIST OF:
Paid-in capital	$7,446,768,183	$2,451,180,913
Accumulated earnings	46,207,751	623,122,280

NET ASSETS	$7,492,975,934	$3,074,303,193

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

September 30, 2019

	Core Plus Bond Fund	Global Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$558,291,222	$453,008,666

Shares of beneficial interest	42,128,357	19,063,216

Net asset value and redemption price per share	$13.25	$23.76

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.84	$25.21

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$160,200,697	$480,478,947

Shares of beneficial interest	12,087,026	20,505,571

Net asset value and offering price per share	$13.25	$23.43

Class N shares:
Net assets	$2,610,698,938	$202,691,896

Shares of beneficial interest	195,292,682	8,473,120

Net asset value, offering and redemption price per share	$13.37	$23.92

Class Y shares:
Net assets	$4,163,785,077	$1,938,123,684

Shares of beneficial interest	311,647,886	81,012,871

Net asset value, offering and redemption price per share	$13.36	$23.92

See accompanying notes to financial statements.

|  56

Statements of Operations

For the Year Ended September 30, 2019

	Core Plus Bond Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$227,424,151	$31,017,014
Dividends	—	21,858,732
Less net foreign taxes withheld	(35,921)	(587,927)

	227,388,230	52,287,819

Expenses
Management fees (Note 6)	21,875,964	19,622,561
Service and distribution fees (Note 6)	3,160,713	5,334,445
Administrative fees (Note 6)	2,979,797	1,159,251
Trustees’ fees and expenses (Note 6)	220,619	98,802
Transfer agent fees and expenses (Notes 6 and 7)	4,217,135	2,140,452
Audit and tax services fees	51,243	54,686
Custodian fees and expenses	225,919	220,157
Legal fees (Note 8)	195,183	76,706
Registration fees	307,427	151,593
Shareholder reporting expenses	209,300	138,190
Miscellaneous expenses (Note 8)	179,410	116,429

Total expenses	33,622,710	29,113,272
Less waiver and/or expense reimbursement (Note 6)	(50,789)	(20,599)

Net expenses	33,571,921	29,092,673

Net investment income	193,816,309	23,195,146

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	42,326,233	65,065,425
Forward foreign currency contracts (Note 2d)	(5,254,691)	(4,522,875)
Foreign currency transactions (Note 2c)	31,998	(383,894)
Net change in unrealized appreciation (depreciation) on:
Investments	342,118,524	124,266,321
Forward foreign currency contracts (Note 2d)	—	773,497
Foreign currency translations (Note 2c)	(74,782)	(82,562)

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	379,147,282	185,115,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$572,963,591	$208,311,058

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		Global Allocation Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$193,816,309	$190,164,910	$23,195,146	$22,346,439
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	37,103,540	(23,807,624)	60,158,656	77,022,216
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	342,043,742	(169,788,966)	124,957,256	73,033,930

Net increase (decrease) in net assets resulting from operations	572,963,591	(3,431,680)	208,311,058	172,402,585

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,225,845)	(19,704,399)	(15,303,424)	(7,114,532)
Class C	(2,905,066)	(5,062,623)	(13,674,405)	(4,826,992)
Class N	(62,882,079)	(61,623,432)	(3,466,169)	(1,642,868)
Class Y	(103,228,686)	(127,335,569)	(64,089,255)	(26,544,930)

Total distributions	(183,241,676)	(213,726,023)	(96,533,253)	(40,129,322)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	683,792,596	80,681,752	518,843,716	525,543,091

Net increase (decrease) in net assets	1,073,514,511	(136,475,951)	630,621,521	657,816,354
NET ASSETS
Beginning of the year	6,419,461,423	6,555,937,374	2,443,681,672	1,785,865,318

End of the year	$7,492,975,934	$6,419,461,423	$3,074,303,193	$2,443,681,672

See accompanying notes to financial statements.

|  58

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.53		$12.96	$13.06	$12.34	$13.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.35	0.28	0.37	0.37
Net realized and unrealized gain (loss)	0.70		(0.38)	(0.04)	0.71	(0.77)

Total from Investment Operations	1.04		(0.03)	0.24	1.08	(0.40)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.40)	(0.34)	(0.36)	(0.36)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.32)		(0.40)	(0.34)	(0.36)	(0.44)

Net asset value, end of the period	$13.25		$12.53	$12.96	$13.06	$12.34

Total return(b)	8.39%		(0.27)%	1.86%	8.90%	(3.13)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$558,291		$600,762	$676,892	$776,566	$912,662
Net expenses	0.73%		0.73%	0.73%	0.73%	0.74%
Gross expenses	0.73%		0.73%	0.73%	0.73%	0.74%
Net investment income	2.63%		2.71%	2.19%	2.91%	2.87%
Portfolio turnover rate	297	%(c)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.53		$12.96	$13.06	$12.33	$13.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.25	0.19	0.27	0.27
Net realized and unrealized gain (loss)	0.70		(0.38)	(0.05)	0.73	(0.77)

Total from Investment Operations	0.94		(0.13)	0.14	1.00	(0.50)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.30)	(0.24)	(0.27)	(0.27)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.22)		(0.30)	(0.24)	(0.27)	(0.35)

Net asset value, end of the period	$13.25		$12.53	$12.96	$13.06	$12.33

Total return(b)	7.57%		(1.03)%	1.08%	8.17%	(3.86)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$160,201		$185,758	$248,687	$321,626	$354,285
Net expenses	1.48%		1.48%	1.48%	1.48%	1.49%
Gross expenses	1.48%		1.48%	1.48%	1.48%	1.49%
Net investment income	1.88%		1.96%	1.44%	2.16%	2.11%
Portfolio turnover rate	297	%(c)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.63		$13.06	$13.17	$12.44	$13.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.39	0.33	0.41	0.42
Net realized and unrealized gain (loss)	0.72		(0.38)	(0.06)	0.73	(0.78)

Total from Investment Operations	1.10		0.01	0.27	1.14	(0.36)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.44)	(0.38)	(0.41)	(0.40)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.36)		(0.44)	(0.38)	(0.41)	(0.48)

Net asset value, end of the period	$13.37		$12.63	$13.06	$13.17	$12.44

Total return	8.85%		0.07%	2.12%	9.33%	(2.82)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,610,699		$1,899,190	$1,784,150	$2,134,113	$2,209,110
Net expenses	0.39%		0.39%	0.39%	0.39%	0.40%
Gross expenses	0.39%		0.39%	0.39%	0.39%	0.40%
Net investment income	2.96%		3.06%	2.53%	3.25%	3.27%
Portfolio turnover rate	297	%(b)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.63		$13.06	$13.16	$12.43	$13.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.38	0.31	0.40	0.41
Net realized and unrealized gain (loss)	0.71		(0.38)	(0.04)	0.73	(0.78)

Total from Investment Operations	1.08		0.00 (b)	0.27	1.13	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.43)	(0.37)	(0.40)	(0.39)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.35)		(0.43)	(0.37)	(0.40)	(0.47)

Net asset value, end of the period	$13.36		$12.63	$13.06	$13.16	$12.43

Total return	8.67%		(0.02)%	2.10%	9.22%	(2.89)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,163,785		$3,733,751	$3,846,208	$2,953,919	$3,137,371
Net expenses	0.48%		0.48%	0.48%	0.48%	0.49%
Gross expenses	0.48%		0.48%	0.48%	0.48%	0.49%
Net investment income	2.87%		2.97%	2.43%	3.15%	3.14%
Portfolio turnover rate	297	%(c)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$23.10	$21.60	$19.17	$18.45	$19.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.23	0.31	0.24	0.21
Net realized and unrealized gain (loss)	1.38	1.75	2.36	1.47	(0.37)

Total from Investment Operations	1.57	1.98	2.67	1.71	(0.16)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.19)	(0.24)	(0.15)	(0.20)
Net realized capital gains	(0.75)	(0.29)	—	(0.84)	(0.96)

Total Distributions	(0.91)	(0.48)	(0.24)	(0.99)	(1.16)

Net asset value, end of the period	$23.76	$23.10	$21.60	$19.17	$18.45

Total return(b)	7.66%	9.26%	14.10%	9.64%	(0.91)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$453,009	$401,036	$305,275	$280,263	$246,371
Net expenses	1.16%	1.16%	1.18%	1.17%	1.18%
Gross expenses	1.16%	1.16%	1.18%	1.17%	1.18%
Net investment income	0.83%	1.03%	1.57%	1.32%	1.06%
Portfolio turnover rate	27%	22%	35%	43%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$22.78		$21.29	$18.89	$18.19	$19.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02		0.06	0.16	0.10	0.06
Net realized and unrealized gain (loss)	1.38		1.73	2.33	1.46	(0.36)

Total from Investment Operations	1.40		1.79	2.49	1.56	(0.30)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.01)	(0.09)	(0.02)	(0.06)
Net realized capital gains	(0.75)		(0.29)	—	(0.84)	(0.96)

Total Distributions	(0.75)		(0.30)	(0.09)	(0.86)	(1.02)

Net asset value, end of the period	$23.43		$22.78	$21.29	$18.89	$18.19

Total return(c)	6.85%		8.46%	13.22%	8.88%	(1.66)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$480,479		$412,610	$354,017	$423,350	$393,416
Net expenses	1.91%		1.91%	1.93%	1.92%	1.93%
Gross expenses	1.91%		1.91%	1.93%	1.92%	1.93%
Net investment income	0.08%		0.29%	0.84%	0.57%	0.31%
Portfolio turnover rate	27%		22%	35%	43%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$23.25	$21.73	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.31	0.20
Net realized and unrealized gain (loss)	1.38	1.75	2.33

Total from Investment Operations	1.65	2.06	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.25)	—
Net realized capital gains	(0.75)	(0.29)	—

Total Distributions	(0.98)	(0.54)	—

Net asset value, end of the period	$23.92	$23.25	$21.73

Total return	8.04%	9.60%	13.18	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$202,692	$80,346	$59,512
Net expenses	0.82%	0.83%	0.87	%(c)
Gross expenses	0.82%	0.83%	0.87	%(c)
Net investment income	1.20%	1.36%	1.48	%(c)
Portfolio turnover rate	27%	22%	35	%(d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$23.25	$21.74	$19.29	$18.55	$19.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.29	0.36	0.29	0.25
Net realized and unrealized gain (loss)	1.40	1.75	2.37	1.49	(0.37)

Total from Investment Operations	1.64	2.04	2.73	1.78	(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.24)	(0.28)	(0.20)	(0.26)
Net realized capital gains	(0.75)	(0.29)	—	(0.84)	(0.96)

Total Distributions	(0.97)	(0.53)	(0.28)	(1.04)	(1.22)

Net asset value, end of the period	$23.92	$23.25	$21.74	$19.29	$18.55

Total return	7.95%	9.49%	14.42%	9.97%	(0.72)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,938,124	$1,549,689	$1,067,062	$835,391	$604,609
Net expenses	0.91%	0.91%	0.93%	0.92%	0.93%
Gross expenses	0.91%	0.91%	0.93%	0.92%	0.93%
Net investment income	1.08%	1.29%	1.79%	1.58%	1.30%
Portfolio turnover rate	27%	22%	35%	43%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2019

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund and 5.75% for Global Allocation Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

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Notes to Financial Statements (continued)

September 30, 2019

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

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Notes to Financial Statements (continued)

September 30, 2019

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2019, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Core Plus Bond Fund	$—	—	$8,254,031	0.1%	$42,068	Less than 0.1%
Global Allocation Fund	522,507,079	17.0%	695,553	Less than 0.1%	—	—

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual

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Notes to Financial Statements (continued)

September 30, 2019

basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

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Notes to Financial Statements (continued)

September 30, 2019

For the year ended September 30, 2019, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Core Plus Bond Fund	$27,950,351
Global Allocation Fund	8,144,545

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their

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Notes to Financial Statements (continued)

September 30, 2019

net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

f.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax

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Notes to Financial Statements (continued)

September 30, 2019

regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, convertible bonds, treasury inflation protected bonds, defaulted and/or non-income producing securities, capital gains taxes, deferred Trustees’ fees, distribution re-designations and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, defaulted and/or non-income producing securities, forward foreign currency contract mark-to-market, wash sales, premium amortization, corporate actions, treasury inflation protected bonds, contingent payment debt instruments, trust preferred securities and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$183,241,676	$—	$183,241,676	$213,726,023	$—	$213,726,023
Global Allocation Fund	18,627,380	77,905,873	96,533,253	15,533,777	24,595,545	40,129,322

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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Notes to Financial Statements (continued)

September 30, 2019

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Undistributed ordinary income	$2,315,215	$12,969,159
Undistributed long-term capital gains	—	62,638,200

Total undistributed earnings	2,315,215	75,607,359

Capital loss carryforward:
Long-term:
No expiration date	(74,174,601)	—

Unrealized appreciation	118,569,024	547,793,405

Total accumulated earnings	$46,709,638	$623,400,764

Capital loss carryforward utilized in the current year	$45,035,017	$—

As of September 30, 2019, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Unrealized appreciation (depreciation)
Investments	$149,617,761	$554,877,433
Foreign currency translations	(31,048,737)	(7,084,028)

Total unrealized appreciation	$118,569,024	$547,793,405

As of September 30, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Federal tax cost	$8,287,525,201	$2,532,365,351

Gross tax appreciation	$239,373,779	$570,888,277
Gross tax depreciation	(120,781,635)	(21,932,297)

Net tax appreciation	$118,592,144	$548,955,980

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to capital gains taxes and foreign exchange gains or losses.

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Notes to Financial Statements (continued)

September 30, 2019

h.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Due to/from Brokers.  Transactions and positions in certain forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash pledged as collateral for delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts. The due to brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash received for delayed delivery securities. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or

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Notes to Financial Statements (continued)

September 30, 2019

securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, neither Fund had loaned securities under this agreement.

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Funds.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•	Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data

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Notes to Financial Statements (continued)

September 30, 2019

(which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements (continued)

September 30, 2019

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$137,094,836	$41,289	(b)	$137,136,125
All Other Non-Convertible Bonds(a)	—	6,827,284,072	—		6,827,284,072

Total Non-Convertible Bonds	—	6,964,378,908	41,289		6,964,420,197

Municipals(a)	—	17,132,006	—		17,132,006

Total Bonds and Notes	—	6,981,510,914	41,289		6,981,552,203

Senior Loans(a)	—	215,033,974	—		215,033,974
Preferred Stocks(a)	—	18,089,890	—		18,089,890
Common Stocks(a)	—	1,752,090	779	(b)	1,752,869
Short-Term Investments	—	1,189,688,409	—		1,189,688,409

Total	$—	$8,406,075,277	$42,068		$8,406,117,345

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$78,514,823	$—	$78,514,823
Hong Kong	—	64,902,539	—	64,902,539
India	—	36,255,791	—	36,255,791
Japan	—	51,874,360	—	51,874,360
Sweden	—	42,343,717	—	42,343,717
Switzerland	—	125,354,034	—	125,354,034
United Kingdom	50,359,451	123,261,815	—	173,621,266
United States	1,370,726,204	1,919	—	1,370,728,123
All Other Common Stocks(a)	132,904,728	—	—	132,904,728

Total Common Stocks	1,553,990,383	522,508,998	—	2,076,499,381

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September 30, 2019

Global Allocation Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Canada	$—	$117,849,669	$4,819	(b)	$117,854,488
United States	37,164	403,195,400	—		403,232,564
All Other Non-Convertible Bonds(a)	—	244,274,172	—		244,274,172

Total Non-Convertible Bonds	37,164	765,319,241	4,819		765,361,224

Convertible Bonds(a)	—	12,085,563	—		12,085,563
Municipals(a)	—	292,858	—		292,858

Total Bonds and Notes	37,164	777,697,662	4,819		777,739,645

Preferred Stocks(a)	2,043,811	17,480	301,240	(b)	2,362,531
Short-Term Investments	—	224,730,647	—		224,730,647

Total Investments	1,556,071,358	1,524,954,787	306,059		3,081,332,204

Forward Foreign Currency Contracts (unrealized appreciation)	—	668,391	—		668,391

Total	$1,556,071,358	$1,525,623,178	$306,059		$3,082,000,595

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,549,571)	$—	$(1,549,571)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

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September 30, 2019

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Home Equity	$—	$—	$2	$(802)	$—
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	(62,140)	—

Total	$—	$—	$2	$(62,942)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
ABS Home Equity	$(28,812)	$70,901	$—	$41,289	$(802)
Common Stocks
Oil, Gas & Consumable Fuels	—	62,919	—	779	(62,140)

Total	$(28,812)	$133,820	$—	$42,068	$(62,942)

A debt security valued at $70,901 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A common stock valued at $62,919 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing

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Notes to Financial Statements (continued)

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service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Global Allocation Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Canada	$—	$—	$(22,588)	$(35,836)	$—
United States	124,748	—	—	—	—
Prefered Stocks
United States	—	—	—	(236,024)	—

Total	$124,748	$—	$(22,588)	$(271,860)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
Canada	$(2,250,728)	$2,313,971	$—	$4,819	$(35,836)
United States	—	—	(124,748)	—	—
Prefered Stocks
United States	—	537,264	—	301,240	(236,024)

Total	$(2,250,728)	$2,851,235	$(124,748)	$306,059	$(271,860)

A debt security valued at $2,313,971 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was

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September 30, 2019

valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security.

A debt security valued at $124,748 was transferred from Level 3 to Level 2 during the period ended September 30, 2019. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2019 this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Preferred stocks valued at $537,264 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the year ended September 30, 2019, the Funds engaged in forward foreign currency transactions for hedging purposes. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2019, Global Allocation Fund engaged in forward foreign currency transactions to gain exposure to foreign currencies.

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(5,254,691)

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September 30, 2019

The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$668,391

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,549,571)

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(4,522,875)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$773,497

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

September 30, 2019

The volume of forward foreign currency contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2019:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	0.30%
Highest Notional Amount Outstanding	2.16%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2019	0.00%

Global Allocation Fund	Forwards
Average Notional Amount Outstanding	8.54%
Highest Notional Amount Outstanding	10.64%
Lowest Notional Amount Outstanding	7.37%
Notional Amount Outstanding as of September 30, 2019	8.57%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

September 30, 2019

As of September 30, 2019, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$9,739	$—	$9,739	$—	$9,739
Citibank N.A.	53,979	—	53,979	—	53,979
Credit Suisse International	597,075	(597,075)	—	—	—
Goldman Sachs & Co.	3,427	—	3,427	—	3,427
UBS AG	4,171	(4,171)	—	—	—

	$668,391	$(601,246)	$67,145	$—	$67,145

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(743,669)	$597,075	$(146,594)	$146,594	$—
HSBC Bank USA	(8,779)	—	(8,779)	—	(8,779)
Morgan Stanley Capital Services, Inc.	(789,655)	—	(789,655)	430,000	(359,655)
UBS AG	(7,468)	4,171	(3,297)	—	(3,297)

	$(1,549,571)	$601,246	$(948,325)	$576,594	$(371,731)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which

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Notes to Financial Statements (continued)

September 30, 2019

may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Allocation Fund	$1,248,391	$70,551

5.  Purchases and Sales of Securities.  For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$18,838,676,346	$17,284,422,096	$920,223,556	$1,252,836,635
Global Allocation Fund	183,957,972	100,973,884	946,433,658	564,607,854

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole

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September 30, 2019

general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%
Global Allocation Fund	0.7500%	0.7500%	0.7300%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements (continued)

September 30, 2019

For the year ended September 30, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	0.50%	0.55%
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2019, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Core Plus Bond Fund	$10,937,982	0.16%
Global Allocation Fund	19,622,561	0.75%

For the year ended September 30, 2019, the advisory administration fees for Core Plus Bond Fund were $10,937,982 (effective rate of 0.16% of average daily net assets).

No expenses were recovered for either Fund during the year ended September 30, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

September 30, 2019

Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,448,947	$427,942	$1,283,824
Global Allocation Fund	1,014,734	1,079,928	3,239,783

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1,

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Notes to Financial Statements (continued)

September 30, 2019

2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Core Plus Bond Fund	$2,979,797	$50,789	$2,929,008
Global Allocation Fund	1,159,251	19,350	1,139,901

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$4,005,391
Global Allocation Fund	2,050,127

As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$50,450
Global Allocation Fund	47,578

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Notes to Financial Statements (continued)

September 30, 2019

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2019, were as follows:

Fund	Commissions
Core Plus Bond Fund	$41,087
Global Allocation Fund	184,743

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in

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Notes to Financial Statements (continued)

September 30, 2019

certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of September 30, 2019, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Core Plus Bond Fund and Global Allocation Fund representing 0.12% and 0.66%, respectively, of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Global Allocation Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2020.

Expenses reimbursed pursuant to this undertaking is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2019, Natixis Advisors reimbursed Global Allocation Fund $1,249 for transfer agency expenses related to Class N shares.

i.  Payment by Affiliates.  For the year ended September 30, 2019, Loomis Sayles reimbursed Global Allocation Fund $4,199 in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$535,767	$158,337	$6,151	$3,516,880
Global Allocation Fund	348,101	370,445	1,249	1,420,657

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Notes to Financial Statements (continued)

September 30, 2019

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Global Allocation Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Core Plus Bond Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Core Plus Bond Fund	2	13.13%

93  |

Notes to Financial Statements (continued)

September 30, 2019

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	12,426,857	$158,345,750	14,040,643	$178,690,699
Issued in connection with the reinvestment of distributions	837,896	10,721,395	1,154,778	14,686,836
Redeemed	(19,090,450)	(243,916,582)	(19,481,082)	(248,180,226)

Net change	(5,825,697)	$(74,849,437)	(4,285,661)	$(54,802,691)

Class C
Issued from the sale of shares	1,660,719	$21,057,183	1,254,087	$16,021,820
Issued in connection with the reinvestment of distributions	172,807	2,212,246	296,095	3,768,661
Redeemed	(4,572,623)	(58,229,725)	(5,917,216)	(75,210,340)

Net change	(2,739,097)	$(34,960,296)	(4,367,034)	$(55,419,859)

Class N
Issued from the sale of shares	74,861,614	$965,170,758	38,117,548	$488,137,584
Issued in connection with the reinvestment of distributions	4,521,156	58,566,539	4,499,650	57,668,654
Redeemed	(34,409,887)	(444,651,546)	(28,866,367)	(370,892,754)

Net change	44,972,883	$579,085,751	13,750,831	$174,913,484

Class Y
Issued from the sale of shares	85,377,215	$1,102,722,145	75,086,998	$964,464,952
Issued in connection with the reinvestment of distributions	6,833,439	88,271,244	8,393,721	107,561,723
Redeemed	(76,245,974)	(976,476,811)	(82,352,831)	(1,056,035,857)

Net change	15,964,680	$214,516,578	1,127,888	$15,990,818

Increase from capital share transactions	52,372,769	$683,792,596	6,226,024	$80,681,752

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Notes to Financial Statements (continued)

September 30, 2019

11. Capital Shares (continued).

	Year Ended September 30, 2019		Year Ended September 30, 2018
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,286,270	$162,617,493	8,103,965	$184,844,305
Issued in connection with the reinvestment of distributions	622,284	12,134,537	259,737	5,734,993
Redeemed	(6,207,958)	(137,784,719)	(5,133,874)	(116,824,548)

Net change	1,700,596	$36,967,311	3,229,828	$73,754,750

Class C
Issued from the sale of shares	5,953,693	$130,846,979	6,101,385	$137,296,960
Issued in connection with the reinvestment of distributions	519,881	10,054,504	149,300	3,268,181
Redeemed	(4,084,514)	(89,798,271)	(4,761,750)	(107,144,492)

Net change	2,389,060	$51,103,212	1,488,935	$33,420,649

Class N
Issued from the sale of shares	5,515,442	$122,986,662	880,524	$20,044,847
Issued in connection with the reinvestment of distributions	168,053	3,290,482	70,593	1,565,047
Redeemed	(665,833)	(15,132,556)	(234,590)	(5,402,022)

Net change	5,017,662	$111,144,588	716,527	$16,207,872

Class Y
Issued from the sale of shares	31,758,778	$709,981,758	26,704,228	$611,912,156
Issued in connection with the reinvestment of distributions	2,439,526	47,790,318	905,490	20,083,757
Redeemed	(19,828,297)	(438,143,471)	(10,059,816)	(229,836,093)

Net change	14,370,007	$319,628,605	17,549,902	$402,159,820

Increase from capital share transactions	23,477,325	$518,843,716	22,985,192	$525,543,091

95  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust I and Shareholders of Loomis Sayles Global Allocation Fund and Loomis Sayles Core Plus Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Global Allocation Fund (one of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Core Plus Bond Fund (one of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, and brokers; when replies

|  96

Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

97  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2019, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Allocation	45.45%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Fund	Amount
Global Allocation	$77,905,873

Qualified Dividend Income.  For the fiscal year ended September 30, 2019, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Allocation

|  98

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust I; President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

|  104

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004 (since 2007 for Gateway Trust and 2011 for Natixis ETF Trust)	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

105  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter Smail, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19
Loomis Sayles Funds II	$345,589	$251,137	$4,749	$3,667	$65,572	$43,725	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2018 & 2019 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $70,321 and $47,392, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/17-9/30/18	10/1/18-9/30/19
Control Affiliates	$62,411	$32,252

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2019

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2019